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                                                                 EXHIBIT 10.38

                         RESIDENTIAL RESELLER AGREEMENT

     THIS AGREEMENT is made and entered into this 29th day of May, 1998, by and between TELEPORT COMMUNICATIONS GROUP INC., a Delaware corporation with a principal office located at One Teleport Drive, Staten Island, NY 10311 (hereinafter "TCG"), and TVMAX TELECOMMUNICATIONS, INC., d/b/a OpTel, Inc., a Delaware business corporation with its principal office located at 1111 W. Mockingbird Lane, Suite 1000, Dallas, Texas 75247 (hereinafter "Reseller"), for the purpose of establishing a wholesale provider and reseller relationship between them.

                                  WITNESSETH:

     WHEREAS, TCG is in the business of providing telecommunications services in certain geographic market areas; and

     WHEREAS, Reseller has applied to TCG for the right to rebrand and resell TCG's services; and

     WHEREAS, TCG has agreed to provide services to Reseller pursuant to the terms and conditions set forth herein.

     WHEREAS, TCG and Reseller wish to set forth terms and conditions which will be applicable to such telecommunications services, as herein defined, of TCG as may be ordered and furnished from time to time in various metropolitan areas as herein provided. The services will be offered in each metropolitan area by an entity. ("Authorized Entity") over which TCG has control as defined below, and which is either an affiliate or subsidiary of TCG and/or which TCG manages or is otherwise contractually affiliated with.

     NOW, THEREFORE, in consideration of the mutual promises, covenants and warranties contained herein, and intending to be legally bound hereby, the parties hereby agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

     Whenever used in this Agreement, as hereinafter defined, the following terms shall have the respective meanings given to them in this Article 1, unless the context requires otherwise. Said terms also shall have the said meanings when used in any exhibit, schedule, attachment, or addendum hereto or in any document made or otherwise delivered pursuant to this Agreement, unless the context otherwise requires. Each term defined in this Article 1 shall be deemed to refer to the singular, plural, masculine, feminine, or neuter as the context requires.



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     1.1. "AGREEMENT" means this Residential Reseller Agreement, as originally executed and as the same may be amended, modified and supplemented from time to time by exhibits, schedules, attachments or addendums executed in accordance herewith.

     1.2. "AFFILIATE" means, when used with reference to a specific Person, any Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with such specific Person. This term shall also include any person who, directly or indirectly, through one or more intermediaries, has the contractual right or option to acquire or vote more than 10% of the voting interest of a specific Person.

     1.3. "ASSIGNMENT" means a sale exchange, transfer or other disposition of all or any portion of a Party's rights hereunder.

     1.4. "BUILDING" means the structure in which a Residence is housed.

     1.5. "BUSINESS DAY" means any day other than Saturdays, Sundays, and legal holidays.

     1.6. "CONTROL" (or the verb form "Controlled") means a Person shall be deemed to control another Person when such controlling Person has the power, directly or indirectly, to cause the direction of the management or policies of such other Person, whether through the ownership of voting securities, by contract, agency or otherwise.

     1.7. "CUSTOMER" means any Residential end-user of the Services, any commercial end-user of the Services with ten (10) directory numbers or less, or any leasing office, property management office, or clubhouse located within or upon a Premises.

     1.8. "DIRECTORY NUMBER" or "DN" means a unique ten-digit number which resides on a TCG switch.

     1.9. "EFFECTIVE DATE" means the date of the last necessary signature hereto.

     1.10. "FCC" refers to the Federal Communications Commission.

     1.11. "FINAL ORDER" means an action by any applicable federal or state agency or court as to which: (i) no request for stay by the federal or state agency or court of the action is pending, no such stay is in effect, and, if any deadline for filing any such request is designated by statute or regulation, it has passed; (ii) no petition for rehearing or reconsideration of the action is pending and the time for filing any such petition has passed;




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(iii) the federal or state agency or court does not have the action under reconsideration on its own motion and the time for such reconsideration has passed; and (iv) no appeal to a court, or request for stay by a court, of the federal or state agency's or court's action is pending or in effect, and if any deadline for filing such appeal or request is designated by statute or rule, it has passed.

     1.12. "IXC" means a certified interexchange carrier.

     1.13. "LEC" means a local exchange carrier certified as such within its applicable regulatory jurisdiction.

     1.14. "MDU" means multiple dwelling units, typically an apartment complex or real estate development, but which may also include private single-family residential developments, mobile home parks, and condominiums; where the Services may be resold by Reseller to Customers. An MDU may consist of one or more Buildings.

     1.15. "MOU" means a minute of use of TCG's Services hereunder.

     1.16. "PARTY" refers to one or both of the parties to this Agreement, TCG or Reseller, as the context indicates.

     1.17. "PERSON" means any general partnership, limited partnership, corporation, joint venture, trust, business trust, governmental agency, cooperative, association, individual or other entity, and the heirs, executors, administrators, legal representatives, successors and assigns of such person as the context may require.

     1.18. "POINT OF DEMARCATION" refers to the point(s) of interface, as defined in any applicable Service Supplements (see Schedule C) to this Agreement where each Party will receive the traffic from the other.

     1.19. "PREMISES" means the property and any buildings thereon, described in any applicable Service Supplement(s) attached hereto and incorporated herein Such Service Supplement(s) may be amended or added to from time to time, or additional Service Supplements attached, to permit additional properties to be included in the Premises covered under this Agreement, and such amendment(s) and/or additional Service Supplements shall be incorporated herein.

     1.20. "PROPRIETARY INFORMATION" means information relating to the business, and operations of TCG, Reseller, or their subsidiaries, affiliates, customers and consultants including,



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but not limited to, all technical, marketing and financial information relating thereto, any information relating to the pricing, methods, processes, financial data, lists, apparatus, statistics, programs, research, development or related information of TCG, Reseller or their subsidiaries or affiliates, or TCG's or Reseller's customers, concerning past, present or future business activities or operations of said entities or the provision of Services under this Agreement.

     1.21. "RESALE SERVICES" are the telecommunications services including but not limited to: long distance, internet and satellite service obtained by TCG from a third party and resold to Reseller.

     1.22. "RESIDENTIAL" or "RESIDENCE" means any single dwelling unit.

     1.23. "SERVICE DATE" refers to the date when TCG notifies Reseller that Services are available for use.

     1.24. "SERVICES OR TCG'S SERVICES" refers to the wholesale switched telecommunications services and features delineated in Schedules A and B hereto and Resale Services, purchased by Reseller as an intermediary to be resold exclusively to Customers in certain geographic market areas.

     1.25. "TARIFFED SERVICES" are services offered by TCG pursuant to effective tariffs filed with the various applicable state public service commissions, public utility commissions or other similar bodies and/or the FCC.

                                    ARTICLE 2
                           UNDERTAKING OF THE PARTIES

     2.1. SCOPE. Reseller and TCG wish to set forth a standard set of general terms and conditions which will facilitate Resellers' ability to order and purchase Services from TCG and market, sell and distribute such Services to Customers in various metropolitan areas only where TCG and Reseller have legal authority to do so. The Services will be offered to Reseller by TCG in each metropolitan area by an Authorized Entity. TCG will notify Reseller from time to time of the identity of each Authorized Entity for which such terms and conditions are applicable and of the appropriate procedure for placing orders. Reseller and Authorized Entity may enter into service order agreements pertaining to individuals Premises or other agreements supplemental hereto (together with product descriptions attached thereto, the "Service Supplements") pursuant to which Authorized Entity will provide Reseller with the Services commencing on the Service Date (as hereinafter defined) and continuing for the periods of time and on the other terms and conditions specified




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on such Service Supplements. The terms and conditions of this Agreement shall apply to each Service Supplement, whether executed simultaneously herewith or subsequent hereto.

     2.2. SERVICES. The Services that may be ordered under and pursuant to the terms and conditions of this Agreement are as described and set forth in Schedules A & B hereto and in any applicable tariffs. These Schedules may be revised from time to time by TCG in accordance with generally applicable changes in TCG's Service offerings, provided that the Services shall not be materially diminished from those set forth in Schedules A & B. TCG will inform Reseller of any changes in its Services in a timely manner. All orders are subject to the execution of a Service Supplement by Reseller and acceptance of same by TCG.

     2.2.1. ORDERING. Reseller will market the Services to its Customers and to prospective Customers. When Reseller desires to order Services under this Agreement the Reseller shall submit to TCG Service Supplement executed by Reseller in the form attached hereto as Schedule C. Upon acceptance of Reseller's order, TCG shall execute the Service Supplement.

     Procedures for ordering of individual DNs and provision of Services to Customers shall be established and agreed to by the Parties.

     2.2.2. LINE COMMITMENT. The rates set forth in Schedule D are subject to Reseller meeting the applicable line commitments as set forth in Schedule D, attached hereto and incorporated herein by reference.

     2.2.3. FORECASTING. Upon the Effective Date hereof, Reseller shall submit to TCG a forecast of the network facilities and DNs it will require from TCG, in the form attached hereto as Schedule E (hereinafter, the "Forecast") for the first 3 months of the first in-service quarter and for the first in-service year. Reseller shall submit a revised rolling Forecast to TCG on the first day of each quarter thereafter.

     2.3. AUTHORITY OF RESELLER. When reselling TCG's Services, Reseller shall at all times act as a reseller of TCG's Services in connection with its solicitation of offers from Customers for Services. Reseller shall enter into agreements with Customers for the Services and TCG shall not be a party to said agreements. Reseller, as a residential retail provider, shall be limited to selling Services to its Customers and represents and warrants that it will not under this Agreement solicit offers for Services or enter into agreements for the provision of Services to non-residential customers. RESELLER WARRANTS AND REPRESENTS TO TCG THAT RESELLER WILL INCLUDE IN THE TERMS AND CONDITIONS OF ITS CONTRACTS WITH ITS CUSTOMERS, DISCLAIMERS OF WARRANTY AND




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LIMITATIONS ON LIABILITY, GENERALLY CONSISTENT WITH THE PROVISIONS CONTAINED IN
SECTIONS 7.8 THROUGH 7.9 HEREOF, INCLUSIVE. Reseller shall have no right, however, to enter into a contract on TCG's account or to bind TCG in any manner.

     2.4. RESELLER'S AUTHORIZATIONS. Reseller shall secure and maintain, at its sole expense, all licenses and permits required by federal, state or municipal law or regulation for it and its employees, agents or other representatives, to ensure that Reseller may lawfully offer the Services hereunder and to ensure Reseller's lawful performance of its obligations under this Agreement.

     2.5. TARIFFED SERVICES. Some Services offered by TCG under this Agreement may be TCG Tariffed Services. Orders for TCG Tariffed Services shall be made in accordance with the applicable provisions of the TCG tariffs. In the event that provisions set forth in this Agreement differ from those set forth in the applicable federal and/or state tariffs, the terms of this Agreement shall be deemed to waive or modify the terms of the applicable TCG tariff, to the extent permitted by law. TCG may amend or modify the Services offered under Schedules A and B, at any time, by ninety (90) days written notice to Reseller, provide that no such amendment or modification shall operate to materially diminish the availability of the Services, except to the extent required by general network changes or facilities upgrades. Reseller shall immediately file a tariff, as required by applicable law, on all Services purchased from TCG and offered for sale to Customers.

     2.5.1. SERVICE SUPPLEMENTS. The Services provided to Reseller shall be set forth in Service Supplement(s) (see Schedule C) executed by TCG and Reseller from time to time during the Term. Each Service Supplement shall include a description of the location(s) of the Point of Demarcation, the charges, the estimated Service commencement date, the term during which Services are to be provided, the estimated DN and facility requirements (i.e. T-1s) and such other terms and conditions as may be necessary.

     2.5.2. When executed by Reseller and accepted by TCG, each Service Supplement shall be deemed a separate agreement with all the rights and obligations as provided for herein. All provisions of this Agreement applicable to the Services described in each Service Supplement shall be incorporated into and made part of such Service Supplement, except as may be otherwise expressly provided in such Service Supplement.

     2.5.3. In the event of a conflict or inconsistency between the provisions set forth in this Agreement and those set forth in a Service Supplement, the provisions of the Service



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Supplement shall be given precedence.

     2.6. SERVICE DATE. At such time as TCG completes installation or connection of the necessary fiber optic facilities and/or equipment to provide the Services, TCG shall conduct appropriate tests thereon. Upon successful completion of such tests TCG shall notify Reseller that such Services are available for use. TCG shall use reasonable efforts, subject to the other provisions hereof, to make the Services available by the estimated Service Date specified in the Service Supplement. TCG shall not be liable for any damages whatsoever resulting from delays in meeting any service dates due to delays resulting from normal construction procedures. Such delays shall include, but not be limited to, delays in obtaining necessary regulatory approvals for construction, delays in obtaining right-of-way approvals and delays in actual construction work. In the event there is a Reseller or Customer caused delay, and such delay continues for thirty (30) days after the estimated service date for any Resale Services, TCG may commence billing Reseller for the Resale Services effective on such a date. TCG shall commence billing Reseller for the Resale Services effective on the Service Date and, if applicable, for costs of IntraLATA or InterLATA calls incurred by the Reseller subsequent to TCG notifying Reseller that such Services are available for use. For any Resale Services ordered by Reseller and provided by TCG, Reseller reserves the right to delay the Service Date, and provide TCG as much advance notice as reasonably possible, provided Reseller shall be liable to TCG for any applicable delay or change order charge assessed by the provider of the Resale Services.

     2.7. USE. Reseller shall only provide Services to Customers located at the Premises. The Services shall be available to Reseller as set forth herein. Reseller shall not use the Services (i) so as to interfere with or impair service over any of the facilities and associated equipment comprising the fiber optic cable network and associated equipment utilized by TCG in the provision of the Services, or (ii) so as to impair the privacy of any communications over such network and equipment, or (iii) create hazards to any employees or the public. Reseller shall notify TCG regarding less than Standard operations with respect to Services.

     2.8 MAINTENANCE. TCG shall provide industry standard maintenance services for the equipment and facilities provided and installed by TCG on its side of the Point of Demarcation. Except as provided for in a Service Supplement, TCG shall have no responsibility for the installation, maintenance and repair of any kind with respect to equipment and facilities not provided and installed by TCG for equipment and facilities or beyond the Point of Demarcation. For all repair requests, Reseller shall establish pre-screening guidelines, subject to TCG's prior




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consent, which shall be adhered to prior to referring trouble to TCG. Reseller shall pay TCG for handling troubles that are found not to be in the TCG network, as provided for in Schedule D. The Parties agree that TCG may contact Reseller's Customers, if in its sole discretion, TCG deems it necessary for maintenance purposes. Neither Party shall rearrange, move, disconnect, remove or attempt to repair any facilities owned by the other Party, except with the written consent of such other Party.

Reseller may order maintenance and repair of equipment and facilities installed by TCG from the Point of Demarcation to the Residence, in accordance with Schedule D.

     2.9. RESALE SERVICES. TCG will use reasonable efforts to obtain, monitor and provide Resale Services requested by Reseller. TCG shall use reasonable efforts to obtain a sufficient quantity of telephone numbers to meet Reseller's requirements, subject to availability and payment by Reseller. Should Reseller request that TCG reserve additional numbers for future requirements, Reseller shall pay associated reservation charges imposed by TCG until and including such time as those numbers are in actual use which shall be no higher on a pro rated basis than those charges imposed by the Resale Service provider. For DID trunking, Reseller shall pay the associated reservation charges imposed by TCG throughout the term of this Agreement which shall be no higher on a pro rated basis than those charges imposed by the Resale Service provider.

The following special provisions apply to the provision of Resale Services, as applicable: (i) Reseller's use of the Resale Services shall be subject to all applicable terms and provisions contained in the applicable tariffs of the providers of Resale Services as the same may be amended from time to time to the same extent as if the tariffs were those of TCG. TCG shall notify Reseller, in writing, which Services are subject to the tariffs of another service provider, and shall furnish Reseller with a copy of the tariff provisions governing such Resale Services, and shall notify Reseller of any amendments to such tariffs upon learning of such amendments. (ii) in the event of a rate increase in the tariffs for Resale Services, TCG may amend Schedule D to increase its corresponding rates to Reseller on a pro rata basis to fully recover such increase, notwithstanding anything to the contrary in any other agreement between Reseller and TCG. If the Resale Services have a term requirement, Reseller will be responsible to pay all charges through the end of the term, or any applicable termination charges imposed by the provider of the Resale Services in the event that Reseller terminates the Resale Services before the end of the term, provided that, prior to the provision of any such Resale Service, TCG notifies Reseller, in writing of the term requirement, applicable termination charges and other terms and conditions relating to that requirement.




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(iii) TCG makes no representations, warranties or guarantees regarding the quality, availability, installation or maintenance of the Resale Services. Reseller's sole remedy in the event that such Resale Services are of poor quality, are unavailable, or are not installed or repaired properly or on a timely basis are such credits or other remedies as TCG may actually recover from the provider of the Resale Services. TCG shall, at Reseller's request, permit Reseller to seek such credits and other remedies directly from the underlying service provider if permitted under TCG's contract with the service provider or, in the alternative, act on TCG's behalf in doing so. Any rights to terminate Service or receive credit for Service Outage, and any representations or warranties contained in this Agreement or a Service Supplement between TCG and Reseller relating to quality, availability or maintenance of Services shall not apply to the Resale Services.

     2.10. RIGHTS-OF-WAY. Except as otherwise provided herein or on a Service Supplement and subject to Section 3.1.1., any and all costs associated with obtaining and maintaining rights-of-way, lease, license or access agreement from the Point of Demarcation to the Building or inside the Building, including, but not limited to, the costs of installing conduit or of altering the structure or Building to permit installation of facilities, shall be borne by Reseller. In the event the Point of Demarcation is located within the Customer's Residence, Reseller shall bear any and all costs associated with obtaining and maintaining the rights-of-way, lease, license or access agreement from the Point of Demarcation to the Customer Residence. Reseller's use of rights-of-way obtained by TCG shall in all respects be subject to the terms, conditions and restrictions of such rights-of-way and of agreements between TCG and such third parties relating thereto, including without limitation, the duration applicable to and the condemnation of such rights-of-way, and shall not be in violation of any applicable governmental ordinance, law, rule, regulation or restriction. Where applicable, Reseller agrees that it shall assist TCG at TCG's reasonable expense in the procurement and maintenance of such right-of-way.

                                    ARTICLE 3
                         RATES, PAYMENT AND COLLECTIONS

     3.1.  RATES FOR SERVICES. Subject to the following sections of this
Article 3, Reseller will be charged and shall pay for the Services at the rates set forth in the attached Schedule D, which is hereby incorporated by reference. Such rates represent a negotiated agreement between the Parties for Services. The Parties agree to meet on an annual basis, on or about the anniversary of the execution of this Agreement, to review the rates for Services as they relate to market conditions, on a market-by market basis.***

(MATERIAL DENOTED BY *** HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIALITY)



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***

(MATERIAL DENOTED BY *** HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIALITY)

     3.1.1. Except as otherwise provided in a Service Supplement, Reseller shall: (i) acquire, install and maintain all access equipment and facilities from the Point of Demarcation to the Residence, including all associated cable and inter- and intra-Building and intra-Residence cabling compatible with TCG's existing switching equipment and network architecture, (ii) acquire TCG equipment or equipment which meets TCG's standard requirements or which is otherwise approved by TCG (i.e. the subscriber line carrier, digital loop carrier or access node and associated line card equipment), (iii) provide transport and maintenance of the equipment, by whomever provided, from the Point of Demarcation to the Residence, or from the point at which it leaves the digital loop carrier, or the access node, whichever is applicable, (iv) provide customer support and billing services to Customers, (v) maintain the TCG specified environment for Reseller's and/or TCG's equipment and facilities; and
(vi) provide appropriate file record information and dataline services for information transfers.

     3.2. BILLING; LATE PAYMENT; BILLING DISPUTES. Recurring and nonrecurring charges shall be billed as incurred and paid by Reseller in full within forty-five (45) days of receipt of TCG's invoice. Any amount not received within the forty-five (45) day period will be subject to a late charge of 1 1/2% per month or the maximum amount permitted by law, whichever is less. Reseller shall review each invoice promptly and notify TCG of any discrepancies within sixty
(60) days of receipt of each invoice. TCG shall promptly review any such notice and in the event TCG determines that any billing adjustments in Reseller's favor are required in TCG's reasonable judgement, TCG shall provide a credit to Reseller on the next feasible invoice. In the event that TCG fails to provide to Reseller the computerized usage recording system for a billing period within ninety (90) days following the expiration of such billing period, TCG shall provide Reseller a credit for such missed billing period based on an average of usage for the prior three (3) months for such Premises. Reseller shall pay all sales, use, gross receipts, excise, access, bypass or other local, state and federal taxes or charges, however designated, imposed on or based upon the provision, sale or use of the Services (excluding taxes on TCG's net income). Such taxes shall be separately stated on the applicable invoice. Upon proof of tax exemption certification




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from Reseller, the total amount billed to Reseller will not include any taxes due from the Customer. In such event, Reseller will be solely responsible for the computation, tracking, reporting and payment of all sales, use, gross receipts, excise, access, bypass or other local, state and federal taxes or charges, however designated, imposed on or based upon the provision, sale or use of the Services (excluding taxes on TCG's net income). Reseller shall also collect and remit any charges, surcharges, taxes, etc., however designated, as required by any governmental or quasi-governmental authority, including by way of illustration but not by way of limitation, E 9-1-1 surcharges.

     3.2.1. Non-recurring charges per DN shall be waived by TCG, for an initial six (6) month period, when Reseller either: (i) executes a Service Supplement(s) for provision of TCG Services to a Premises in which Reseller has already been providing telecommunications services prior to executing such Service Supplement(s) with TCG; or (ii) enters into an agreement with the owner of an existing building or MDU for the provision of TCG Services to residents of such existing building or MDU.

     3.3 CREDIT. TCG may perform an evaluation of Reseller's credit if there is a material change in Reseller's creditworthiness and it is determined by TCG to be reasonably necessary as a condition to providing services hereunder, and may impose a cash deposit (in an amount not to exceed the average total monthly billings to Reseller over the preceding three (3) month period) as security for payment. A "material change" in Reseller's creditworthiness shall mean a negative movement in Reseller's bond rating of equal to, or greater than, two
(2) rating levels according to Standard & Poor's Bond Rating Index, or if Reseller is in arrears in its payments hereunder for good faith nondisputed amounts for two (2) consecutive months and Reseller has failed to pay such sums for more than ten (10) days after written notice of such failure from TCG.

     Customers' creditworthiness is the sole responsibility of Reseller. Reseller shall make all payments required hereunder regardless of whether Customer makes payment to Reseller.

                                   ARTICLE 4
                         TERM OF AGREEMENT; TERMINATION

     4.1. EFFECTIVE DATE; RENEWAL. This Agreement shall become effective upon the Effective Date and shall remain in effect for a period of six (6) years unless otherwise terminated in accordance herewith. Unless notice is given as provided herein, this Agreement automatically shall be renewed for successive periods of two (2) years. In no event shall the minimum term of any Service Supplement be less than twenty-four (24) months. The terms and conditions of this Agreement shall apply to any




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Schedule C that remains unexpired after the end of the term.

     4.2. TERMINATION EVENTS.

     4.2.1 TERMINATION BY AGREEMENT. This Agreement shall be terminable by either Party at the end of the initial or then-current renewal term upon written notice given at least ninety (90) days prior to the end of the then-current term. In the event that this Agreement is not renewed or Reseller does not give TCG ninety (90) days written notice of its intent not to renew prior to the termination date, this Agreement shall continue on a month to month basis. In such event, either Party may terminate this Agreement upon thirty (30) days prior written notice. In the event that TCG continues to provide Service following termination of the term, such Service shall be provided at TCG's then current tariffed residential retail rates or, in the absence of such rates, at a rate determined by the applicable state and/or federal regulatory agency having jurisdiction over the subject matter hereof.

     4.2.2 INSOLVENCY. Either Party may terminate this Agreement or service under any Service Supplement to this Agreement upon thirty (30) days notice to the other Party in the event of: (1) an inability by the other party to pay its debts as they come due, (2) the entering into by the other Party of a composition or other arrangement with its creditors, the appointment of a trustee or receiver, with or without consent, for the other Party of all or any substantial portion of its property, or (3) the filing of a petition for relief by or against the other Party under the Bankruptcy Code or any similar federal or state statute (including moratorium laws); provided, however, that in the case of an involuntary petition, there shall be no right of cancellation hereunder if such Petition is dismissed within sixty (60) days after the filing thereof.

     4.2.3. LOSS OF OPERATING AUTHORITY. Affected Service Supplements to this Agreement shall immediately terminate without notice and without liability or further obligation on the part of either Party to the other if, by Final Order, either Party loses its authority to provide the Services contemplated hereunder, or if such authority is suspended or not renewed; provided, however, in such event, both Parties shall do all that is within their lawful ability to prevent loss of operating authority and termination of Service without notice to the other Party or Customers and, for the Parties to assist each other in the orderly transfer of Service to another provider (if not TCG).

     If such authority is lost, suspended or not renewed with regard only to a portion of the Services or service areas, then the provisions of this Section
4.2.2 shall only apply with regard to the Services or service area for which authority is lost,




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suspended or not renewed. The provisions of this Section 4.2.2 shall not be construed to affect or release either party from any obligation to pay for Services provided prior to the automatic termination hereunder.

     4.2.4. GOVERNMENTAL AUTHORIZATIONS. (a) The obligations of TCG to provide the Services is contingent upon its obtaining and retaining at its expense such approvals, consents, governmental authorizations, rights of entry and rights of way, licenses, franchises, certificates, and permits, including those of the FCC and any applicable state regulatory agency, or state, county or municipal or quasi-municipal body ("Authorizations"), as may be required or be deemed necessary by TCG in order to effectuate this Agreement. TCG shall use best efforts to obtain and maintain in effect all such approvals, consents, authorizations, licenses, certificates and permits as may be required to be obtained in order to effectuate this Agreement. TCG shall be entitled to take, and shall have no liability whatsoever for, any action necessary to bring the Services into conformance with any rules, regulations, orders, decisions, or directives, of the FCC and any applicable state regulatory agency, or state, county or municipal or quasi-municipal body and Reseller shall fully cooperate in and take such action as may be requested by TCG to comply with any such rules, regulations, orders, decisions or directives. (b) Reseller shall use best efforts to obtain and maintain in effect all such Authorizations as may be required to permit Reseller to perform its obligations hereunder. (c) In the event that TCG or Reseller is unable to obtain or maintain Authorizations, TCG shall have the right to immediately terminate this Agreement and/or any or all Service Supplements.

     4.2.5.    OTHER EVENTS OF TERMINATION.   If at any time during the term,
all or any significant portion of the fiber optic or other facilities or associated equipment or rights-of-way, easements, license or lands, or the rights thereto, used to provide the Services shall be taken for any public or quasi-public purpose by any lawful power or authority by the exercise of the right of condemnation or eminent domain, TCG shall be entitled to terminate this Agreement or the applicable portions hereof upon written notice to Reseller. If at any time during the term all or any significant portion of the fiber optic or other facilities or associated equipment used to provide the Services shall, in TCG's judgment, become inoperable and beyond economically or technologically feasible repair, TCG shall promptly inform Reseller thereof in writing and TCG shall be entitled to terminate this Agreement or the applicable portions hereof. In the event that such casualty is caused by the willful misconduct or negligence of Reseller or Customer or by Reseller's noncompliance with its obligations under this Agreement, then TCG may perform such repairs at Reseller's expense.

     4.3 EVENTS OF DEFAULT. In addition to any other events of default set forth in this Agreement, the following shall also constitute an event of default hereunder: (i) the failure of Reseller to make any payments due hereunder for a period of ten (10) days after written notice that the date such payment is past due; (ii) the violation by either Party of any material term or provision of this Agreement or the failure of either Party to perform any of its material obligations hereunder for a period of thirty (30) days after written notice and opportunity to cure; (iii) the misapplication or misuse, as provided herein, by Reseller of TCG's Services for a period of thirty (30) days after written notice and opportunity to cure; (iv) a consistently poor payment record such that Reseller is in arrears in its payments hereunder for three (3) or more consecutive months and Reseller fails to cure same within ten (10) days following written notice there of by TCG; (v) any act pursuant to this Agreement and use of the Services that violates applicable federal or state law or regulation or other unlawful act; (vi) the failure of Reseller to abide by the terms of Sections 5.1, 5.2 and 7.4 for a period of thirty (30) days after written notice and opportunity to cure; or (vii) the willful or intentional violation by Reseller of any term or provision of this Agreement which is not cured within thirty (30) days after written notice thereof from TCG. A failure under clause (i) shall not be an event of default if such failure follows a bona fide dispute by such party regarding the applicable payment which such party is working in good faith to resolve within thirty (30) days of the date of TCG's notice or if such failure relates to charges for which the failing party has requested backup data or verification which has not yet been received.

     4.4 REMEDIES IN EVENT OF DEFAULT. Upon the occurrence of an event of default as defined herein, TCG, may at its sole option elect one or more of the following: (i) terminate this Agreement whereupon any amounts due by Reseller to TCG under this Agreement, including TCG's capital expenditures in providing Service to Reseller's Customers hereunder, for which Reseller is obligated pursuant to Section 4.4.2., shall become immediately due; (ii) suspend and/or terminate, pursuant to Section 4.4.1., all or any part of the applicable Services, Service Supplements, this Agreement and/or cutover Customers' Service to TCG; (iv) and/or (iii) pursue any other remedies as may be provided by law or in equity. In the case of a default by TCG under 4.3., Reseller may terminate the obligation of Reseller to resell exclusively TCG's services as provided in
Section 7.3. below, terminate this Agreement, terminate the applicable Service Supplement and/or pursue any other remedies that may be available at law or in equity. Following the expiration or a termination of this Agreement or the Services for any reason, TCG agrees not to interrupt the telephone services then being provided to Reseller's Customers, but instead to participate in an orderly transition of Reseller's Customers form TCG's Services to services provided by Reseller or another provider or, in the case of termination due to Reseller's default, to services provided by TCG directly as provided in Section 4.4.1. Notwithstanding such termination, TCG shall continue to bill for, and Reseller shall continue to be responsible for, all charges for Services provided by TCG during such transition. Reseller shall use all commercially reasonable efforts to hasten the transition of the affected Customers to services being provided by Reseller, another provider or TCG directly as provided in Section 4.4.1. If reasonable under the circumstances, TCG shall be entitled to demand that Reseller establish a security deposit, letter of credit or other reasonable and appropriate mechanism to ensure Reseller's ability to pay for the Services provided by TCG during the transition period.

     4.4.1. In the event (a) TCG terminates this Agreement or any Service Supplement pursuant to Section 4.4 due to a bona fide default by Reseller, and
(b) TCG certifies by written notice to Reseller that applicable law prohibits TCG from discontinuing the Services then being provided by TCG to Reseller's Customers without cause so long as each customer is current in the payment for its services, then Reseller, in its discretion, shall have a period (the "Transition Period") of up to one hundred twenty (120) days from the date of such notice to arrange for services comparable to the Services (or such services as may be required to be provided under applicable law) to be furnished by Reseller directly or another company. TCG and Reseller agree to cause their representatives to meet as soon as possible to attempt to resolve any disputes that may arise concerning TCG's certification. During the Transition Period, TCG shall continue to provide the Services without interruption, and Reseller shall continue to pay for the Services in accordance with this Agreement, including without limitation Sections 4.4 and 6.15 hereof. If Reseller has not arranged for the provision of services to its Customers, comparable to the Services, to be furnished by Reseller or another company by the expiration of the Transition Period and TCG has certified by written notice to Reseller as described in clause (b) above, then, upon written request by TCG, (1) Reseller shall send written notice to its Customers directing them to make further payments for the Services directly to TCG, (2) Reseller shall cooperate with TCG in the cutover of each Customer's Service to TCG, and (3) TCG may enter into direct contracts with Reseller's Customers and bill such Customers directly, with no compensation being due Reseller therefor. Reseller shall:

     (i) cooperate with TCG to enable TCG to bill and collect payment from Customers for Services, especially including Resale Services;

    (ii) promptly release to TCG Customer billing, customer Service, maintenance and repair records and any other records or information needed by TCG to provide Service to and bill and collect payment from Customers for Services, especially Resale Services;

    (iii) cooperate with TCG to achieve, in TCG's sole discretion, a smooth and orderly transfer of the Customer relationship and a cutover of Service from Reseller to TCG or termination of Service to Customers;

    (iv) use reasonable efforts to assign to TCG, at no cost or expense to TCG, the benefit of any license agreements, leases, or other rights to enter into the Building and place equipment and facilities therein and to provide Services therein, and any other right necessary or desirable for TCG to provide uninterrupted Service to Customers; and

    (v) promptly release to TCG any and all records and tapes constituting, evidencing, bearing upon or related to cable and pair numbers, and necessary information concerning in house cable wiring, the Building cable management system, and the equipment and facilities between the Point of Demarcation and the Customers' Residences, and any other information necessary or desirable for TCG to provide uninterrupted Service to Customers.

    4.4.2. In the event that TCG constructs upon mutual agreement of the parties additional network in order to reach the Point of Demarcation, wherever located and such mutual agreement includes Reseller's agreement to reimburse TCG for the cost of constructing such additional network, and in the event that Reseller defaults hereunder, then Reseller shall reimburse TCG the cost of constructing such additional network, to the extent that such cost has not been recovered by TCG through payments from Reseller prior to such default, which cost shall include but not limited to materials, equipment and facilities, engineering and legal fees, employee time, consulting fees, subcontractors costs, right of way acquisition, building entry fees, municipal, county or state franchise or other related fees.

    4.5. SPECIFIC PERFORMANCE. The parties shall have the right to enforce the provisions of this Article 4 by obtaining an injunction or specific performance from any court of competent jurisdiction. Additionally, if either party willfully breaches any material term of this Article 4, whether or not TCG exercises its option to terminate this Agreement, the other party shall be entitled to recover reasonable attorneys' fees, costs and expenses in redressing such breach. The provisions of this Section 4.5 shall survive termination of this Agreement.

     4.6. ALTERNATIVE REMEDIES. The remedies set forth in this Article 4 are cumulative and in addition to, and not in limitation of, other remedies available at law or in equity. None of the remedies specified in this Article 4 for any default or breach of this Agreement shall be exclusive.

                                   ARTICLE 5
                              MARKETING STANDARDS

     5.1. TRADE NAMES AND TRADEMARKS. All trade names, trademarks and service marks owned or employed by a Party or any subsidiary or affiliate of that Party, used or employed in the Party's business operation, shall remain the sole and exclusive property of that Party, or such subsidiary or affiliate, and such trade names, trademarks and service marks shall not be used by the other Party without the prior written consent of the Party or such subsidiary or affiliate. Each Party shall immediately discontinue any unauthorized use of the other Party's marks and names upon demand and shall discontinue all use of the other party's marks and names upon termination hereof.

     5.2. ADVERTISING. TCG shall establish standards for all advertising, promotional, and Customer training materials used or distributed by Reseller which both relate to the Services and refer to TCG. Reseller may refer to itself as an authorized Reseller of TCG Services whenever it refers to the Services in promotional, advertising, or other materials. In addition, Reseller shall provide to TCG for its prior review and written approval which shall not be unreasonably withheld or delayed, drafts of all promotional, advertising or similar materials or activity (i) that refers to TCG, (ii) that TCG has not approved, and (iii) using or displaying TCG's name or referring to Reseller as an authorized distributor of TCG Services. Such review and standards will be limited to factual matters pertaining to Services furnished by TCG and use of TCG's marks and name. Reseller agrees to change or correct, at Reseller's expense, any such material or activity which TCG, in its reasonable sole judgment, determines to be inaccurate, misleading or otherwise objectionable.

     5.3 MANAGERIAL TRAINING. If requested by Reseller, TCG shall provide managerial, operational and customer service training, sales techniques and marketing strategies regarding its Services at a TCG designated training center. Such managerial training will be provided by TCG at Reseller's cost. Such cost shall be mutually agreed-upon by the Parties.

     5.3.1. If Reseller requests training at a location other than a TCG designated training center, then the reasonable expenses for TCG's instructors, Reseller's managerial and sales employees who obtain training hereunder shall be paid by Reseller. Expenses shall include, but not be limited to: air fare (or other travel expense); lodging; meals; local transportation to TCG's training site; and incidental reasonable expenses.

     5.4. CUSTOMER SERVICE. Reseller shall be responsible to take Customer orders for service, disconnection, maintenance, repair, and to respond to Customer calls. Reseller shall be the primary point of customer contact for all Customer service ordering activities and repair calls. Reseller shall ensure that its Customer Service Representatives ("CSRs") are trained and/or experienced in customer service for telephone customers. Reseller's CSRs shall be trained to accurately answer common customer questions such as the procedure to take a telephone off call forwarding, the procedure to remove a telephone from call block, etc. Reseller shall train the CSRs in troubleshooting in order to minimize unnecessary repair or maintenance calls.

                                   ARTICLE 6
                        OPERATING DUTIES OF THE PARTIES

     6.1. CUSTOMER SUBSCRIPTION AND SERVICE. TCG shall provide and Reseller shall use TCG's pre-printed service order forms and procedures to ensure the timely and accurate implementation of new service requests. Such applications shall then be forwarded by Reseller to TCG within no more than three (3) Business Days after execution. In ordering the Services, Reseller agrees to comply with all of TCG's customer service procedures regarding TCG's Services hereunder.

     6.2. RESELLER'S REPRESENTATIONS; CONTRACTS. Reseller shall make no representations, warranties, promises understandings, or agreements concerning TCG or TCG's Services not approved in advance by TCG. Reseller may represent itself as a reseller of TCG's Services.

     6.3. CONDUCT OF RESELLER. In performing this Agreement, each Party shall:

     (a) conduct itself in an honest, professional, and ethical manner and comply with all applicable statutes, ordinances, and regulations; and

     (b) do nothing which would tend to discredit, dishonor, reflect adversely upon or in any manner injure the reputation of the other Party; and

     (c) employ only personnel who they determine are fully qualified through education and experience to perform their duties; and

     (d) deal directly with, and only with those personnel designated by the other Party personnel for all purposes and with regard to all matters that arise hereunder. The subject personnel will be designated by each Party upon the execution of this Agreement.

     6.4 ACCESS TO SITE. As a condition of TCG providing Services hereunder, Reseller shall arrange access by TCG to any of the rights-of-way, conduit and equipment space, buildings and telephone rooms at the Point of Demarcation, the Customer premises and in any other space so that TCG's authorized personnel, employees, or agents may install, repair, maintain, inspect, replace or remove any and all facilities and associated equipment provided by TCG for the sole purpose of providing Services to Reseller at a Premises, or otherwise removing TCG's facilities and/or equipment pursuant to this Agreement. Reseller acknowledges that it may be necessary to provide such access on a twenty-four
(24) hour, seven (7) day a week basis.

     6.5. PROVISION OF SAFE PLACE TO WORK. Reseller shall provide a safe place to work which complies with all laws and regulations regarding the working conditions along the rights-of-way and in the equipment space at the Point of Demarcation, the Customer premises and in any other space, at which TCG authorized personnel, employees, or agents may be installing, inspecting, maintaining, replacing, repairing or removing fiber optic and electrical cable or any other facilities or equipment.

     6.6  PROVISION OF EQUIPMENT SPACE, CONDUIT, AND ELECTRICAL POWER.
Reseller shall provide the necessary equipment space, conduit, electrical power and suitable environmental conditions required to provide the Services, as specified by TCG, at the Point of Demarcation and/or in each Building and Residence, as applicable, without charge or cost to TCG. Reseller shall bear the risk of any loss or damage to TCG's facilities, equipment or wiring located in any equipment space or conduit, Reseller facilities, Point at Demarcation, MDU, Building or Residence in which Services are rendered, including building laterals, except to the extent that such loss or damage is caused by TCG's gross negligence or wilful misconduct. Reseller shall be responsible for ensuring that the equipment, wiring, space and associated facilities, conduit and rights-of-way are protected against fire, theft, vandalism or other casualty, and that the use thereof complies with the applicable laws, rules and regulations and with all applicable lease or other contractual agreements.

     6.7. MOVES, ADDS AND CHANGES. Upon receipt of written notice from Reseller, TCG will add, delete or change locations or features of specific telephone lines or station equipment. TCG shall charge Reseller at its current rates for such service.

    6.8. RESELLER EQUIPMENT CAPABILITY. Subject to any applicable rules and regulations of the FCC and any state public utilities commission or other applicable regulatory agency or any state, county or municipal or quasi-municipal body, Reseller hereby agrees that it will submit to TCG a complete manufacturer's specification sheet for each item of equipment that is not provided by TCG and which may be attached to TCG's facilities. TCG shall have the right to disapprove the use of any such item of equipment if such item is incompatible with TCG's facilities. Reseller represents and warrants that no such equipment shall be incompatible with TCG's equipment.

    6.9. RELATIONSHIP OF THE PARTIES. Upon agreement by Reseller to provide Service to a Customer, the Customer shall become a customer of Reseller and not TCG. Reseller shall provide said Service to such Customer and shall be responsible for billing and collection of any associated deposits and charges for such Service from the Customer, including third party collections. In the event Customer payment is delinquent or becomes bad debt, Reseller shall remain responsible for payment for Service until such time as the Customer is lawfully disconnected or terminated. Requests by Reseller to TCG to disconnect or otherwise limit Service to a Customer shall be in writing to TCG. Reseller shall be solely responsible for notifying the Customer of the proposed disconnection or limitation of Service. In the event Reseller subsequently requests re-connection of a disconnected Customer, the installation charges set forth in Schedule D will apply. Reseller shall not direct Customers to TCG for Service ordering, repair, maintenance, moves, adds and changes, or otherwise.

    6.10 OTHER CARRIERS. TCG shall have no responsibility with respect to billing, charges or disputes related to services used by Reseller or Reseller's Customer which are not included in the Services herein including, without limitation, any local, regional and long distance services not offered by TCG. Reseller shall be fully responsible for the payment of any bills for such services, including, as applicable, third party billing, E911 and 911 and Telecommunications Relay Services (TRS) as well as any other charges of a similar nature, and for the resolution of any disputes or discrepancies with the service provider.

    6.11. RESELLER'S FURTHER RESPONSIBILITIES. Except as otherwise provided in a Service Supplement, Reseller shall do the following:

    (a) Provide customer service representative functions including first level trouble-shooting of Customer problems from the telephone set and feature use to and including the subscriber line carrier, digital loop carrier or access node (for MDUs), and associated DACS if applicable.

(b)  Perform Customer billing and collection.

(c) Negotiate sales, take orders, analyze and design service proposals for prospective Customers, and coordinate with TCG as appropriate and necessary.

(d) Provide access to intra-Building and inter-Building risers, conduit and wiring in accordance with Section 6.4 and 6.6.

(e) Make only such representations concerning the functions, capabilities, characteristics, design, installation date or availability of any TCG Service as have been agreed upon by Reseller and TCG in Schedule A, B and C.

(f) Maintain documents, records and customer information supporting the initial and ongoing sales of Services, or changes in Services.

(g) Cooperate fully in the collection, compilation and maintenance of data required to be reported by TCG pursuant to any federal or state statute, regulation or order.

(h) Immediately inform TCG in the event of any Service outage of which it is aware. In addition, Reseller agrees that it shall give TCG immediate notice in the event that a Customer reports an outage to Reseller. Reseller's failure to provide such notice will not prejudice Reseller's rights herein.

(i) Not use the Services in any manner that is unlawful or that jeopardizes TCG's authority to do business or its certification as a local exchange carrier or equivalent.

(j) Reseller agrees to abide by the terms and conditions of the 9-1-1 Agreement attached as Schedule H, and incorporated herein by reference as if the same were set forth herein in full at this place.

(k)  Not to use TCG's facilities provided hereunder to provide video services.

(l) Not to use the Services provided hereunder to provide Service to commercial customers, except as specifically permitted herein. Reseller represents and warrants that it will provide Services only to Customers as defined herein.

     (m) Provide to TCG a detailed forecast which will include, but shall not be limited to, long distance and calling features. Forecast additional projects with penetration rates and anticipated timing for turnup.

     (n)  Register a tariff with the relevant state Public Service Commission
     (PSC) or Public Utility Commission (PUC), as required by law or regulation.

     (o) Reseller shall not intentionally disturb or interfere with TCG's equipment or facilities used in connection with TCG Services.

     6.12 TCG RESPONSIBILITIES. Except as otherwise provided in a Service Supplement, TCG shall do the following:

     (a) Process Reseller's Service orders and maintenance requests in a prompt and efficient manner.

     (b) In accordance with TCG's applicable tariffs and Service Supplements, install, maintain and support the Services as provided in this Agreement, but TCG shall have no responsibility for or liability in connection with any other services or products sold by Reseller.

     (c) Provide Services that meet or exceed applicable telecommunications industry standards.

     6.13 Neither TCG or Reseller shall sell, lease, license or otherwise transfer any compilation of telephone numbers, lists or databases, except as expressly allowed and provided for herein.

     6.14 NXX CODES. Subject to the availability of adequate capacity in TCG's serving central office, Reseller may obtain from the appropriate code administrator one or more central office ("NXX") codes from which DNs assigned to Reseller's Customers are to be selected. In the event that Reseller elects to obtain one or more such codes, TCG shall open the code(s) and permit the code(s) to reside in TCG's central office at no charge to Reseller. Such code(s) shall be used exclusively to serve Reseller's customers, and, provided that numbers are available, DNs assigned to Reseller's Customers residing within the rate center associated with any such code shall be drawn from the pool of numbers within the code. Reseller shall be responsible for obtaining any such codes. Neither TCG or Reseller shall sell, lease, license or otherwise transfer any compilation of telephone numbers, lists or databases, except as expressly allowed and provided for herein.

     6.15 COOPERATIVE TRANSITION. In the event this Agreement is terminated for any reason, including but not limited to the occurrence of an act of default by Reseller, and upon any other discontinuation of Services by TCG to any Premises, both Parties shall, in accordance with Sections 4.4. and 4.4.1., exercise reasonable efforts to effect an efficient and orderly transition that will enable either Reseller to itself provide or retain another service provider to provide, or, as provided in Section 4.4.1, for TCG to directly provide, without interruption or degradation, services that are comparable to the Services then being furnished to Reseller's Customers under this Agreement at all affected Premises. During any such transition, both Parties shall continue to be bound by all provisions of this Agreement, except for forecasting requirements and similar obligations that are rendered unnecessary or superfluous. Furthermore, if requested by Reseller, TCG agrees to provide, where available and as required by law, number portability services, at Reseller's cost, as necessary to enable Reseller's Customers to retain their assigned telephone numbers during and after such transition. TCG shall port such numbers using such methods as prescribed by applicable law.

                                   ARTICLE 7
                         LIABILITY AND INDEMNIFICATION

     7.1  RESELLER AN INDEPENDENT CONTRACTOR.     This Agreement designates
Reseller a non-exclusive independent contractor only and not TCG's general or special agent and does not create a joint venture or confer any status, power or authority upon Reseller other than as expressly set forth herein. The scope of Reseller's authority is specifically limited to the minimum authority necessary to perform the duties accepted pursuant to this Agreement and Reseller shall, to the maximum extent not inconsistent with the provisions hereof, control the means, details, manner and method of its performance hereunder. Reseller shall make no representations as to the policies and procedures of TCG other than as specifically authorized by TCG and shall be liable for any misrepresentations made by Reseller with regard to the Services.

     7.2  RESELLER'S EMPLOYEES.    All persons employed by Reseller to perform
Reseller's duties under this Agreement are the employees and agents of Reseller and are not employees or agents of TCG. Reseller shall be solely responsible for the acts and omissions of its employees and agents and shall have sole responsibility for their supervision, direction and control. Reseller shall comply with all applicable laws regarding withholding and payment of all income taxes, social security taxes, unemployment insurance and workmen's compensation and disability benefits as well as those regarding equal employment opportunities and safety of the work place insofar as such concerns the subject matter hereof.

     7.3. RIGHT TO CONDUCT OTHER BUSINESS EXCLUSIVELY. This Agreement shall not in any way limit TCG's power and right to contract with other Persons concerning the subject matter hereof on such terms as TCG sees fit even though such Persons, as a result, compete with Reseller. During the term of this Agreement, and any applicable Service Supplement, Reseller shall resell TCG's Services exclusively, excluding Resale Services, to any MDU or Building in which Reseller provides local telecommunications services in the metropolitan areas in which Reseller is providing TCG's Services to a Premises pursuant to this Agreement. The preceding sentence shall not apply to any MDU or Building which is now or hereafter subject to a telephone resale agreement with a LEC other than TCG which existed when Reseller commenced providing its services to such MDU or Building as the result of a merger or acquisition. In exchange for this exclusive right, TCG shall not, during the term of this Agreement and any applicable Service Supplement, knowingly sell any of its local telecommunications services directly to Customers within the Premises except as otherwise provided for in this Agreement under Section 4.4.1. Further, TCG shall not knowingly sell any of its Services directly to any MDU listed in
Schedule I, attached hereto, for a period of twelve (12) months from the date hereof. However, TCG shall have no liability to Reseller whatsoever if other resellers or entities supplied by TCG compete with Reseller in the designated areas set forth in Section 2.1. Reseller acknowledges and agrees that designating TCG as its exclusive carrier is a material inducement to enter into this Agreement. If TCG is unable to provide any of the Services pursuant to a Service Supplement, which Services Reseller had previously forecasted in Schedule E at least six (6) months prior to the desired service date, then Reseller shall have the option of serving such MDU or Building using services of another provider.

If Reseller in good faith determines that it is cost prohibitive to connect an MDU or Building to the closest available point of connection to TCG's network using Reseller's facilities or an extension of TCG's network or the use of Resale Services exceeds $3.47 per DS-0, then Reseller shall notify TCG of same and TCG shall waive Reseller's obligation to resell exclusively TCG's Services with respect to the applicable MDU or Building. TCG shall respond to Reseller's notice to TCG within ten (10) days, failing which TCG shall be deemed to have elected to waive Reseller's obligation to resell exclusively TCG's Services to such MDU or Building.

     7.4. TCG EMPLOYEES. All persons employed by TCG to perform TCG's duties under this Agreement are the employees and agents of TCG and are not employees or agents of Reseller. TCG shall be solely responsible for the acts and omissions of its employees and agents and shall have sole responsibility for their supervision, direction and control. TCG shall comply with all applicable laws regarding withholding and payment of all income taxes, social security taxes, unemployment insurance and workmen's compensation and disability benefits as well as those regarding equal employment opportunities and safety of the work place insofar as such concerns the subject matter hereof.

     The parties agree that the purpose and effect of this Agreement is to increase competition in the telecommunication services market, and to facilitate Reseller's entry thereto. To aid Reseller in such competition, pursuant to Section 5.3 hereof, each party will obtain access to certain of the other party's confidential information and trade secrets, including systems procedures, customer relations practices, buying patterns and other information acquired or developed by such party. Each party also will obtain access to the other party's employees who have such information. Accordingly, a confidential relationship will exist hereunder between TCG and Reseller. Each party thus agrees that to use its position of confidence with the other to obtain such other party's employees would be unfair. In view thereof, each party agrees that for the term of this Agreement and for a period of one (1) year thereafter, should such party hire any of the other party's employees, it will reimburse such other party for the reasonable cost of recruiting and training replacement employees estimated to be at least $25,000, and will not appropriate, either directly or through said employees, such party's customer lists or other confidential information not already known to the party.

     7.4.1 Reseller agrees and stipulates that access to TCG's employees enhances Reseller's ability to compete in the telecommunication services market, that the provisions of this Section 7.4 are not designed to exclude, and will not exclude, competition from the telecommunication services market, and that said provisions are both reasonably necessary and the least restrictive means for TCG to protect its legitimate interests in encouraging more competition at the retail level.

     7.5 INSURANCE. The parties shall, at their sole expense, be insured at all times during the term of this Agreement under a comprehensive liability insurance policy against claims for bodily and personal injury, death, and property damage caused by or occurring in conjunction with the Parties' activities hereunder. Such insurance coverage shall be maintained under one or more policies of insurance issued by insurance companies qualified to do business in the states where the parties perform their duties hereunder, and shall be in amounts not less than One Million Dollars ($1,000,000) per occurrence for bodily and personal injury and death, Five Hundred Thousand Dollars ($500,000) per occurrence for property damage, and Five Hundred Thousand Dollars ($500,000) per occurrence for general liability arising out of the respective Parties' conduct hereunder. The Parties shall also provide endorsements for contractual liability. Each Party shall provide to the other Party not less than thirty (30) days prior written notice of any modification, cancellation, or non-renewal thereof.

     7.6  INDEMNIFICATION.

     (a) Reseller will indemnify and hold harmless TCG, its Affiliates and all officers, directors, employees, stockholders, partners and agents of TCG from and against any and all claims, actions, damages, losses, liabilities, penalties and expenses (collectively "Losses") occasioned by:

     (i) The installation, maintenance or operation of Reseller's provided equipment;

     (ii) Any material breach by Reseller of any obligation or covenant under this Agreement;

     (iii) Any failure of any material representation or warranty made by Reseller herein to be true in any material respect as of the date made or deemed made;

     (iv) Losses of third parties, including patrons or Customers of Reseller, arising out of, resulting from, or related to use, misuse of the Services, or arising from, or related to the installation, maintenance or repair of equipment and facilities on Reseller's or Customer's side of the Point of Demarcation;

     (v) Losses for libel, slander, invasion of privacy, or infringement of copyright or trademark arising from any communication using the Services;

     (vi) Losses for patent infringement arising from Reseller's combining or using the fiber optic facilities and equipment furnished pursuant to this Agreement in connection or in combination with facilities or equipment not furnished by TCG; and

     (vii) All other Losses arising out of any act or omission of Reseller, or Customers or patrons of Reseller, in connection with the Services made available to Reseller pursuant to this Agreement.

     (b) TCG will indemnify and hold harmless Reseller, its Affiliates and all officers, directors, employees, stockholders, partners and agents of TCG from and against any and all claims, actions, damages, losses, liabilities, penalties and expenses (collectively "Losses") occasioned by:

     (i) The installation, maintenance or operation of TCG's provided equipment;

     (ii) Any material breach by TCG of any obligation or covenant under this Agreement;

     (iii) Any failure of any material representation or warranty made by TCG herein to be true in any material respect as of the date made or deemed made;

     (c) Reseller and TCG agree to defend and hold the other harmless against any such Losses and to pay, without limitation, all litigation costs, expenses, reasonable attorney's fees and court costs, settlement payments, and any damages awarded or resulting from any such Losses.

     7.7 SURVIVAL. The provisions of this Section 7 shall survive the termination of this Agreement.

     7.8 QUALITY OF SERVICE. TCG will make every reasonable effort to provide continuous and uninterrupted Service hereunder in accordance with generally applicable industry standards and shall provide such Service in accordance with the standards set forth in the Service Level Program attached in Schedule G; provided, however,

     EXCEPT FOR ANY EXPRESS WARRANTIES STATED IN THIS AGREEMENT, TCG DISCLAIMS ALL WARRANTIES INCLUDING, WITHOUT LIMITATION, ALL IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS AND OF FITNESS FOR A PARTICULAR PURPOSE, WHETHER SUCH WARRANTIES ARE MADE BEFORE OR AFTER THE EXECUTION HEREOF. THE CREDIT ALLOWANCES PROVIDED FOR HEREIN ARE IN LIEU OF ALL OBLIGATIONS OR LIABILITIES ON THE PART OF TCG FOR DAMAGES INCLUDING, BUT NOT LIMITED TO, SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES ARISING OUT OF OR IN CONNECTION WITH THE USE OR PERFORMANCE OF TCG'S SERVICE. IN NO EVENT SHALL TCG BE LIABLE TO RESELLER OR CUSTOMER FOR SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES ARISING OUT OF TCG'S PERFORMANCE UNDER THIS AGREEMENT. IT IS EXPRESSLY UNDERSTOOD THAT THE SOLE REMEDY OF RESELLER OR CUSTOMER FOR BREACH OF THIS AGREEMENT BY TCG OR FOR ANY DAMAGE TO RESELLER OR OTHER PERSONS CLAIMED TO HAVE RESULTED FROM RESELLER'S RESALE TO TCG'S SERVICES HEREUNDER OR FROM THE USE OF TCG'S SERVICE IS CREDITS FOR SERVICE OUTAGES.

     7.9 CREDIT ALLOWANCES. A per Directory Number credit allowance, as set forth below, will be given upon the written request of Reseller for any person during which any Directory Number subscribed to hereunder and/or, if applicable, TCG provided station equipment attached thereto experiences a Service

Outage, except as specified below. A "Service Outage" is defined as a failure of any TCG service component that results in distortion, delay, noise, loss of signal, or other defect in transmission that materially diminishes the quality of service below generally accepted standards, or in a complete loss of call origination and/or receipt capability. Credit allowances, if any, shall be deducted from the charges payable hereunder and shall be expressly indicated on the next bill to Reseller. A Service Outage begins when Reseller reports such condition to TCG or TCG discovers same. A Service Outage ends when the Service is restored.

     (a) Credit Allowances do not apply to Service Outages (i) caused or contributed to by Reseller, Customer or any other LEC, IXC, carrier or service provider or other third party; (ii) due to failure of power or equipment not provided by TCG; (iii) during any period in which TCG is not given access to the areas required to be provided by Reseller as stated in
     Section 2.10 and Section 6.4, the Building or Residence; and (iv) failures resulting from the activities or negligence of other telecommunications carriers or service providers; (v) failure of facilities or equipment of third party telecommunications carriers or service providers carrying Customers traffic; and (vi) due to scheduled maintenance and repair, agreed to in advance by the Parties.

     (b) Service Outages of twenty-four (24) Hours or Less for Services. TCG shall grant Reseller credit for Service Outages of twenty-four (24) hours or less, contingent upon the condition stated in the preceding paragraph according to the following schedule:


Length of Service Outage                               Credit (Recurring Charge)
------------------------                               ------
Less than 30 min                                       None
30 min - 2 hr 59 min                                   1/10 of a day
3 hr - 5 hr 59 min                                     1/5 of a day
6 hr - 8 hr 59 min                                     2/5 of a day
9 hr - 11 hr 59 min                                    3/5 of a day
12 hr - 14 hr 59 min                                   4/5 of a day
15 hr - 23 hr 59 min                                   One day


     Two or more Service Outages of the same type to the same line/equipment of two (2) hours or more during any one twenty-four (24) hour period shall be treated as one interruption. In no event shall such credits for any one line/equipment exceed one day's fixed recurring charges for such line/equipment in any twenty-four (24) hour period.

     (c) Service Outages Over twenty-four (24) Hours. For Service Outages of greater that twenty-four (24) hours, TCG will grant Reseller a credit of 1/5 day for each three (3) hour period or fraction thereof. No more than twenty-four (24) hours credit will be allowed in any twenty-four (24) hour period.

     7.10. LIMITATION OF LIABILITY.

     (a) Liability for Service Outages. To the extent that all or part or any portion of the Services are unavailable, interrupted, degraded or otherwise unsatisfactory for any reason, TCG's sole and exclusive responsibility and liability shall be to grant credit as set forth in this
     Article 7.

     (b) Liability for Damages to Property. TCG shall not be liable for any damages whatsoever to property resulting from the installation, maintenance, repair or removal of equipment and associated wiring unless and only to the extent that the damage is caused by TCG's willful misconduct or gross negligence.

     (c) Liability for Services and Equipment Not Provided by TCG. TCG shall not be liable for any damages whatsoever associated with service, facilities, or equipment which is not furnished by TCG or for any act or omission of any other entity furnishing service facilities or equipment used for or in conjunction with the Services.

     (d) Liability for Negligence or Fault of Reseller. TCG shall not be liable for any interruptions or damages or losses due to the fault or negligence of Reseller or Reseller provided equipment.

     (e) Liability for Force Majeure Events. Neither Party shall be liable for any damages whatsoever associated with service, facilities or equipment or for any failure of performance due to causes beyond its control, including but not limited to: acts of God, fire, flood or other catastrophes; any law, order regulation, direction, action or request of the United States Government, or of any other government, including state and local governments having or claiming jurisdiction over the other Party or of any department, agency, commission, bureau, corporation, or other instrumentality of any federal, state, or local government, or of any civil or military authority; national emergencies; unavailability of materials or rights-of-way; insurrections; riots; wars; or strikes, lock-outs, work stoppages, or other labor difficulties.

          (i) Notwithstanding the foregoing provisions, in every case the delay or failure to perform must be beyond the control and without the fault or negligence of the

          Party claiming excusable delay.

          (ii) Performance times under this Agreement shall be considered extended for a period of time equivalent to the time lost because of any delay or failure to perform which is excusable hereunder; provided, however, that if any such delay or failure shall, in the aggregate, last for a period of more than thirty (30) days, the Party not relying on the excusable delay or failure, at its option, may terminate this Agreement.

     (f) No Special Damages. Notwithstanding any other provision herein, in no event shall either Party be liable for special, consequential, exemplary, or punitive damages, including lost profits and lost revenue, as a result of its performance or nonperformance of this Agreement.

     7.11. TAXES/SURCHARGES. Reseller shall be solely responsible to collect and pay all applicable local, state and federal taxes, including sales and uses taxes, excise, access, bypass or other local, state and federal taxes or charges imposed based upon the provision, sales or use of the Services provided hereunder or on the sale of third party billing. Reseller also shall pay any applicable gross receipts taxes with regard to said Services, including surcharges. Where applicable, such taxes will be billed by TCG to Reseller and will be separately stated on Reseller's invoice; provided, however, that TCG will not bill to Reseller such taxes as may be exempted by a tax exemption or resale certificate for operations in any state for which Reseller obtains such a certificate. Reseller shall also be solely responsible for the collection of any applicable surcharges, fees or other charges impose by any regulatory agency or court or other governmental or quasi governmental authority, including, but not limited to, a surcharge for the provision of 911/E911 service, and shall remit same to TCG for payment by TCG to the applicable governmental authority.

                                   ARTICLE 8
                                CONFIDENTIALITY

     8.1. PROPRIETARY INFORMATION. During the term of this Agreement and for a period of three (3) years thereafter, the Parties shall retain in confidence, and shall require their directors, officers, employees, consultants, representatives and agents to retain, in confidence, any and all Proprietary Information. The Parties agree that the "Proprietary Information" constitutes trade secrets of the applicable Party and that the disclosure thereof in contravention of this Agreement would constitute an unfair trade practice.

     8.1.1. The Parties shall take effective precautions, contractual and otherwise, reasonably calculated to prevent unauthorized disclosure or misuse of Proprietary Information by any of their employees or by any other person having access to such information.

     8.1.2. Proprietary Information shall not be deemed to include information which is:

     (a)  already known to the recipient;

     (b) publicly known (or becomes publicly known) without the fault or negligence of the recipient;

     (c) received from a third party without restriction and without breach of this Agreement;

     (d)  independently developed by the recipient;

     (e) furnished to a third party by the Party without a similar restriction on the third party's rights or approved for release by written authorization of that Party; or

     (f) required to be disclosed by law; provided, however, that in the event of a proposed disclosure pursuant to this Section 8.1.2. (g), the Disclosing Party shall give the other Party not less than ten (10) days prior written notice before such disclosure is made.

     8.2 DELIVERY OF DOCUMENTS. Subject to the provisions of Article 5 hereof, all documents, manuals and other written information which constitutes Proprietary Information given to or purchased by a Party during the term of this Agreement shall remain the sole and exclusive property of the producing Party. Within ten (10) business days after termination of this Agreement, the receiving Party shall return to the producing Party (without retaining copies thereof) any and all Proprietary Information obtained from the producing Party in connection with the transactions contemplated by this Agreement.

     8.3 DISCLOSURE OF TERMS OF AGREEMENT. Neither Party hereto shall disclose the terms and conditions of this Agreement to any Person or entity without the prior written consent of the other Party or as required by law.

                                   ARTICLE  9
                                 MISCELLANEOUS

     9.1 SUCCESSION AND ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective heirs, executors, administrators, legal representatives, successors, and assigns; provided, however, that neither party may assign or otherwise transfer its rights, or delegate its duties hereunder, except with the other party's prior written consent. Notwithstanding the above, either Party may, without the other's consent, assign any rights, privileges, or obligations under this Agreement to:

     (a) any subsidiary, affiliate or parent company; or

     (b) any firm, corporation, or entity which such Party controls, is controlled by, or is under common control with; or

     (c) any partnership in which it has a majority interest; or

     (d) to any entity which succeeds to all or substantially all of its assets whether by merger, sale or otherwise.

     9.2. NOTICES. All notices pursuant to this Agreement shall be in writing and shall be sent by overnight mail.

     If to TCG:               TCG
                              (at an address indicated on each Service
                              Supplement)

     and a copy to:           Teleport Communications Group Inc.
                              One Teleport Drive, Suite 301
                              Staten Island, New York 10311
                              Attn: General Counsel

     If to Reseller:          TVMax Telecommunications, Inc.
                              1111 W. Mockingbird Lane, Suite 1000
                              Dallas, Texas 75247
                              Attn: Vice President - Engineering

     and copy to:             TVMax Telecommunications, Inc.
                              1111 W. Mockingbird Lane, Suite 1000
                              Dallas, Texas 75247
                              Attn: Vice President - Legal Dept.

     9.3. INTEGRATION.   This Agreement represents the entire agreement and
understanding between TCG and Reseller as to the subject matter hereof. No waiver, alteration, or modification of any of the provisions of this Agreement shall be binding unless in writing and signed by duly authorized representative of the Party against which enforcement of such waiver, alteration, or modification is sought.

     9.4. SAVINGS CLAUSE.   If any term, covenant, condition of this Agreement
or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Agreement, or the application of such term, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant, or condition of the Agreement shall be valid and be enforced to the fullest extent permitted by law.

    9.4.1. All obligations and duties which by their nature extend beyond the expiration or termination of this Agreement shall survive and remain in effect beyond any expiration or termination.

    9.5. APPLICABLE LAW. This Agreement shall be governed by the laws of the state in which the Services are provided.

    9.6. REGULATORY APPROVAL. This Agreement shall be subject to and governed by any applicable state and federal regulatory agencies having jurisdiction over the subject matter hereof. Should any approval or authority be required for any acts, duties or obligations to be performed hereunder, the Parties will cooperate in securing the same.

    9.7. TITLE. Except as to its use for the Services, neither Party shall have, nor shall it assert, any right, title or interest in any of the fiber optic or other facilities and associated equipment provided by the other Party.

    9.8. AUTHORITY TO CONTRACT. The parties warrant that they have full authority to enter into this Agreement and that such action has been duly authorized in accordance with their respective articles of incorporation, by-laws or other applicable organizational documents and procedures. The individuals executing this Agreement on behalf of the Parties further warrant that they have the full power and authority to bind their respective entities to the terms hereof and have been duly authorized to do so in accordance with their respective corporate or other organizational documents and procedures.

    9.9. CAPTIONS; SECTIONS. Captions contained herein are inserted only as a matter of convenience and in no way define, limit, or extend the scope or intent of any provision hereof. Use of the term "Article" shall include the entire subject Article and all its subsections where the context requires. Use of the term "Section" shall include the entire subject Section and all its subsections where the context requires.

    9.10. INDEPENDENT BUSINESS JUDGMENT. That Parties hereby acknowledge and agree that they are independent businesses sufficiently sophisticated to exercise and are exercising their own business judgment. The Parties hereby further acknowledge and agree that the Parties have made no recommendations or representations regarding any aspect of the other Party's business including, but not limited to, any representations with regard to such Party's profits therefrom.

    9.11. WAIVER. Failure or delay on the part of either Party to exercise any right, power or privilege hereunder shall not operate as a waiver thereof. A waiver of one obligation hereunder shall not operate as a waiver of any other obligation. Waiver by TCG or Reseller of a breach of any provision of this Agreement by the other Party shall not operate or be construed as a waiver of any subsequent breach by the other Party.

     9.12. EXECUTION. This Agreement may be executed in counterparts and each of such counterparts shall, for all purposes, be deemed to be an original but altogether only one (1) Agreement.

     9.13. EFFECTIVENESS. RESELLER MAY NOT ORDER SERVICE UNDER THIS AGREEMENT UNTIL RESELLER AND TCG SHALL HAVE FIRST ENTERED INTO AN AGREEMENT FOR THE PROVISION OF 9-1-1/E-9-1-1 SERVICE SUBSTANTIALLY IN THE FORM ATTACHED AS SCHEDULE H. THIS AGREEMENT IS VOIDABLE BY TCG IN ITS SOLE DISCRETION FOR FAILURE OF THE PARTIES TO SO ENTER INTO A 9-1-1/E-9-1-1 SERVICE AGREEMENT.

     IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.


TELEPORT COMMUNICATIONS                      TVMAX TELECOMMUNICATIONS,
GROUP INC.                                   INC.

By:                                          By: /s/ THOMAS P. WATS
   --------------------------                   ----------------------------
Title:                                       Title: VP Eng/IT
      -----------------------                      -------------------------
Date:                                        Date: 29 May 1998
     ------------------------                     --------------------------



Approved as to form
Legal Department
Dated: May 14, 1998 - GC

                 CUSTOMIZED SERVICES AGREEMENT    DATE: 5/29/98
                              BETWEEN TCG AND OPTEL
          SCHEDULE A - LISTING OF SWITCHED TELECOMMUNICATIONS SERVICES


I.   ORDER ENTRY, PROVISIONING AND MOVES, ADDS AND CHANGES (MAC)

II.  LOCAL BASIC SERVICE -

     A.   Directory Number (DN) - the Telephone Number (NPA-NXX-xxxx)
     B.   Dial Tone with Tone Dialing (DTMF Dialing)
     C. Voice Grade Local Service - Origination and termination using the TCG Network
     D.   Access to:
          1)   Emergency Services including 911/E-911;
          2)   Local and Interexchange Operator Services;
          3)   Local and Interexchange Directory Assistance Services; and
          4)   IntraLATA, InterLATA and International Calling Services.
     E.   Blocking/Unblocking Options (at the option of Optel):
              (1)  Block/Unblock International (01);
              (2)  Block/Unblock International (011);
              (3)  Block/Unblock Alaska, Canada, Caribbean, Hawaii and/or
                   Mexico;
              (4)  Block/Unblock Toll;
              (5)  Block/Unblock Directory Assistance;
              (6)  Block/Unblock Operator Assistance;
              (7)  Block/Unblock 900, 976, and/or 900-like exchanges.
              (8)  Block/Unblock Collect Calls
              (9)  block/Unblock Third Party Calls
     F.   Calling Record File Format - See Schedule G.


III. BASIC CALLING FEATURES - See Schedule B for listing and definitions, see Schedule D for pricing.

IV. ENHANCED CALLING FEATURES - See Schedule B for listing and definitions, see Schedule D for pricing.

V. VALUE ADDED CALLING FEATURES - See Schedule B for listing and definitions, see Schedule D for pricing.

VI.  ANCILLARY SERVICES/CLEC SERVICES -
     1.   911/E911
     2.   Local Operator Assistance (OA)
     3.   Local Directory Assistance (DA)
     4. Private Branding of Local Operator Assistance and Local Directory Assistance

                  CUSTOMIZED SERVICES AGREEMENT     DATE: 5/29/98
                             BETWEEN TCG AND OPTEL
          SCHEDULE A - LISTING OF SWITCHED TELECOMMUNICATIONS SERVICES



VI.   ANCILLARY SERVICES/CLEC SERVICES (CONTINUED)

      5.  Directory Listings
      6.  Directory Listing Coordination
      7.  Directory Distribution
      8.  LIDB Management
      9.  CARE Management
      10. CLEC to CLEC Trunking
      11. CLEC to ICO Trunking
      12. Choke Point Trunking
      13. IXC Carrier Meet Point Trunking
      14. Intercept and Referral Announcements

VII.  OTHER NETWORK FACILITIES OR ELEMENTS

VIII. USAGE/MOU RATES - Local, extended local, intraLATA toll.

IX.   CUSTOMER SERVICE CENTER INQUIRY AND TROUBLE CALLS

X.    PRICING PROGRAMS

XI.   OTHER

                  CUSTOMIZED SERVICES AGREEMENT  DATE: 5/28/98
                             BETWEEN TCG AND OPTEL
                 SCHEDULE B - CALLING FEATURES AND DEFINITIONS

I.   CALLING FEATURES

A)   BASIC CALLING FEATURES ALL SWITCHES

     1.   CALL FORWARDING BUSY
     2.   CALL FORWARDING DON'T ANSWER
     3.   CALL FORWARDING VARIABLE
     4.   CALL FORWARDING BUSY FOR VOICE MAIL
     5.   CALL FORWARDING DON'T ANSWER FOR VOICE MAIL
     6.   CALL FORWARDING ON CALL WAITING FOR VOICE MAIL
     7.   CALL WAITING
     8.   CANCEL CALL WAITING
     9.   SPEED CALLING - 8 NUMBERS          -
     10.  SPEED CALLING - 30 NUMBERS
     11.  MULTI DISTINCTIVE RINGING
     12.  THREE WAY CALLING
     13.  STUTTER DIAL TONE FOR VOICE MAIL
     14.  VISUAL MESSAGE WAITING FOR VOICE MAIL

     ENHANCED CALLING FEATURES

     1.   RETURN CALL (*69)
     2.   CALLING NUMBER DELIVERY (CALLER ID)
     3.   CALLING NUMBER DELIVERY BLOCK (*67)
     4.   CUSTOMER ORIGINATED CALL TRACE (*57)
     5.   PER LINE BLOCK (LINE NUMBER BLOCK in definitions)
     6.   REPEAT DIALING (*66)
     7.   SELECTIVE CALL ACCEPTANCE
     8.   SELECTIVE CALL FORWARDING (*63)
     9.   SELECTIVE CALL REJECTION (*60)
     10.  SELECTIVE DISTINCTIVE ALERT (*61)
     11.  RETURN CALL, 2ND LEVEL ACTIVATION
     12.  CALLING NAME DELIVERY
     13.  CALL WAITING I.D. - AFTER CALL WAITING
     14.  LINE NUMBER UNBLOCK (UNBLOCK)(*82)
     15.  LONG DISTANCE ALERT (*49)
     16.  NON-RETURN OF PRIVATE CALLS
     17.  REMOTE ACTIVATION OF CALL FORWARDING
     18.  UNIDENTIFIED CALL REJECTION (*77)

     VALUE ADDED CALLING FEATURES

     1.   VOICE MAIL - "Basic Call Answering" - COS 100
     2.   VOICE MAIL - "Extended Call Answering" - COS 200
     3.   VOICE MAIL - "Deluxe Call Answering" - COS 300
     4.   VOICE MAIL - "Deluxe Multi Call Answering" - COS 400

II.  BASIC, ENHANCED AND VALUE ADDED CALLING FEATURE DEFINITIONS

                  CUSTOMIZED SERVICES AGREEMENT DATE: 5/28/98
                             BETWEEN TCG AND OPTEL
                 SCHEDULE B - CALLING FEATURES AND DEFINITIONS

This list of definitions has been compiled from information from TCG's switch vendors, Lucent and Nortel. The list is intended to give the Reseller a brief overview of the feature. The words "subscriber" or "end-user" refer to the person using the comcast end-user services.

CALL FORWARDING BUSY -
     A form of call forwarding by which a subscriber programs his or her telephone so that incoming calls are forwarded to another telephone number if the called number is already on line with another call.

CALL FORWARDING DON'T ANSWER -
     A form of call forwarding by which a subscriber programs his or her telephone so that incoming calls are forwarded to another telephone number if the called number does not answer in a predetermined number of rings.

CALL FORWARDING VARIABLE -
     Allows a subscriber to program his or her telephone so that incoming calls are forwarded to another telephone number.

CALL FORWARDING BUSY FOR VOICE MAIL -
     A form of call forwarding by which a subscriber programs his or her telephone so that incoming calls are forwarded to a voice mail box if the called number is already on line with another call thus indicating a busy signal.

CALL FORWARDING DON'T ANSWER FOR VOICE MAIL -
     A form of call forwarding by which a subscriber programs his or her telephone so that incoming calls are forwarded to a voice mail box if the called number does not answer in a predetermined number of rings.

CALL FORWARDING ON CALL WAITING FOR VOICE MAIL -
     Allows a subscriber to program her telephone so that incoming calls, not answered using the Call Waiting feature, are forwarded to a voice mail box.

CALL WAITING -
     The subscriber, already involved in a call, receives a tone that another incoming call is waiting to be answered. The called party, hearing the call-waiting tone during the existing conversation, can choose to flash the hookswitch and connect to the incoming call.

CANCEL CALL WAITING (*70) -

                  CUSTOMIZED SERVICES AGREEMENT  DATE: 5/28/98
                             BETWEEN TCG AND OPTEL
                 SCHEDULE B - CALLING FEATURES AND DEFINITIONS

     The subscriber enters a code to disable the Call Waiting feature so that he receives no tone during a conversation with another party.

CALL WAITING I.D. -
     Allows the called party to see the number of an incoming call while on with another call.

CALLING NAME DELIVERY -
     Allows the called party to see the name of the calling party.

CALLING NUMBER DELIVERY (CALLER ID) -
     Allows the called party to see the telephone number of the calling party.

CALLING NUMBER DELIVERY BLOCK (*67) -
     Allows the party placing a call to block his or her number from being sent to the called party. This feature needs to be activated before each call by dialing *67.

CUSTOMER ORIGINATED CALL TRACE (*57) -
     Allows a subscriber to initiated a trace on an incoming "nuisance" call by dialing *57.

LINE NUMBER UNBLOCK (*82 UNBLOCK) -
     Allows the party placing an outgoing call, who to have his or her telephone number sent. This feature needs to be activated before the call is placed by dialing *82.

LONG DISTANCE ALERT -
     Alerts the subscriber to an incoming long distance call. This is done through a distinctive ring when the subscriber's telephone is not being used and through a distinctive tone when a telephone is off-hook with a call in progress.

MULTI DISTINCTIVE RINGING -
     Allows more than one directory number to terminate on a telephone line and telephone set. Each directory number has a distinctive ringing sequence.

NON-RETURN OF PRIVATE CALLS -
     Prevents a subscriber from activating Return Call.

PER LINE BLOCK (LINE NUMBER BLOCK) -
     Allows the party placing outgoing calls to always block his or her telephone line number from being sent. (Need to use the *82 Unblock feature to unblock, i.e., allowing the system to send the caller's number for the called party).

                 CUSTOMIZED SERVICES AGREEMENT   DATE: 5/28/98
                             BETWEEN TCG AND OPTEL
                 SCHEDULE B - CALLING FEATURES AND DEFINITIONS


REMOTE ACTIVATION CALL FORWARDING -

     Allows a subscriber to call forward his or her directory number to another directory number from a remote location.

REPEAT DIALING (*66) -

     Allows a subscriber to continually redial the last number he or she originates despite whether the original call was completed or not by dialing *66.

RETURN CALL (*69)

     Allows the subscriber to make an outgoing call to the last number that called the subscriber by dialing *69.

RETURN CALL, SECOND LEVEL ACTIVATION -

     This feature is an enhancement to Return Call. The subscriber hears an audible announcement of the last number that called. He/she may then call the number.

SELECTIVE CALL ACCEPTANCE -

     Allows the subscriber to create a list of telephone numbers. Incoming calls from these numbers are accepted. All other calls are forwarded to an announcement.

SELECTIVE CALL FORWARDING (*63) -

     Allows a subscriber to establish a list of telephone numbers. Incoming calls from these numbers may be forwarded to another number by dialing *63 instead of being completed at the subscriber's telephone number. All other calls are completed as usual.

SELECTIVE CALL REJECTION (*60) -

     Allows the subscriber to create a list of telephone numbers. Incoming calls from these numbers are forwarded to an announcement by dialing *60. All other calls are accepted.

SELECTIVE DISTINCTIVE ALERT (*61) -

     Allows a subscriber to create a list of telephone numbers. Incoming calls from these telephone numbers ring in a distinctive sequence.

SPEED CALLING 8 NUMBERS -

     Allows a subscriber to preprogram up to eight telephone numbers and then access these with the simple touch of one digit on his or her telephone set.



SPEED CALLING 30 NUMBERS -

                  CUSTOMIZED SERVICES AGREEMENT DATE: 5/28/98
                             BETWEEN TCG AND OPTEL
                 SCHEDULE B - CALLING FEATURES AND DEFINITIONS


     Allows a subscriber to preprogram up to thirty telephone numbers and then access these with the simple touch of two digits on his or her telephone set.

THREE WAY CALLING -
     Allows a subscriber to conference in a third person to an existing call so all three people can speak together in the same conversation.

UNIDENTIFIED CALL REJECTION -
     Allows a subscriber to block incoming calls from callers who have marked their calls "private."

VALUE ADDED FEATURES
VOICE MAIL - "Basic Call Answering - COS 100
     Allows a subscriber to have unanswered incoming calls stored as audible messages that he or she can retrieve at a later time either locally or from a remote location. TCG "Basic - Residential" includes fifteen (15) message storage, two (2) minute maximum message length, one (1) minute greeting length, fourteen (14) day message retention, Message Waiting, Call Forwarding Busy, and Call Forwarding Don't Answer.

VOICE MAIL - Extended Call Answering - COS 200
     Allows a subscriber to have unanswered incoming calls stored as audible messages that he or she can retrieve at a later time either locally or from a remote location. TCG "Extended Call Answering - COS 200" includes thirty
     (30) message storage, four (4) minute maximum message length, one and one half (1.5) minute greeting length, thirty-one (31) day message retention, Message Waiting, Call Forwarding Busy, and Call Forwarding Don't Answer.

VOICE MAIL - Deluxe Call Answering - COS 300
     Allows a subscriber to have unanswered incoming calls stored as audible messages that he or she can retrieve at a later time either locally or from a remote location. TCG "Deluxe Call Answering - COS 300" includes forty-five (45) message storage, four (4) minute maximum message length, two (2) minute greeting length, thirty-one (31) day message retention, Message Waiting, Call Forwarding Busy, and Call Forwarding Don't Answer, Paging and Reminders.

VOICE MAIL - Deluxe Multi Call Answering - COS 400
     Allows a subscriber to have unanswered incoming calls stored as audible messages that he or she can retrieve at a later time either locally or from a remote location. TCG "Deluxe Multi Call Answering - COS 400" includes forty-five (45) message storage, four (4) minute maximum message length, two (2) minute greeting length, thirty-one (31) day

                  CUSTOMIZED SERVICES AGREEMENT  DATE: 5/28/98
                             BETWEEN TCG AND OPTEL
                 SCHEDULE B - CALLING FEATURES AND DEFINITIONS

     message retention, Message Waiting, Call Forwarding Busy, and Call Forwarding Don't Answer, Paging, Reminders and Sub-Mail Boxes.

STUTTER DIAL TONE for Voice Mail -
     Triggered by the integrated Voice Mail system, the subscriber hears an interrupted dial tone when picking up the handset indicating a message is waiting in his or her Voice Mail box. This feature is used when the telephone set does not have a message waiting lamp or when the remote digital loop carrier does not support a message waiting lamp.

VISUAL MESSAGE WAITING for Voice Mail -
     Triggered by the integrated Voice Mail system, this feature lights a lamp on the subscriber's "message waiting ready" telephone set when the digital loop carrier supports a message waiting lamp in a TCG "standard DLC/CB configuration."

---------------------------------------------------------------------------------------------
FEATURE             BASIC CALL          EXTENDED       DELUXE CALL         DELUXE -
                    ANSWERING             CALL         ANSWERING          MULTI CALL
                                        ANSWERING                         ANSWERING
                     COS 100             COS 200        COS 300            COS 400
=============================================================================================
MESSAGES STORED        15                  30             45                 45
=============================================================================================
MESSAGE LENGTH      2 minutes           4 minutes      5 minutes           5 minutes
=============================================================================================
GREETING LENGTH     1 minute            1.5 minute     2 minutes           2 minutes
=============================================================================================
MESSAGE RETENTION   14 days             31 days        31 days             31 days
=============================================================================================
MESSAGE WAITING     Provided            Provided       Provided            Provided
=============================================================================================
CALL FORWARDING     Provided            Provided       Provided            Provided
BUSY / NO ANSWER
=============================================================================================
PAGING              ----                ----           Provided*           Provided*
=============================================================================================
SUB MAIL BOXES      ----                ----           ----                Provided
=============================================================================================
REMINDER            One                 One            One                 One
---------------------------------------------------------------------------------------------

*    Paging:   This features's slightly higher cost includes the cost of the out going calls for paging.


                                                CUSTOMIZED SERVICES AGREEMENT
                                               BETWEEN TCG __________ AND OPTEL
                                 SCHEDULE C - SERVICE SUPPLEMENT # ______________  PAGE 1 OF 3
-----------------------------------------------------------------------------------------------------------------------------------
                                                 CUSTOMER BILLING INFORMATION
===================================================================================================================================

Company Name:                                                              Contact Name:
-----------------------------------------------------------------------------------------------------------------------------------
Address 1:                                                                 Phone Number:
-----------------------------------------------------------------------------------------------------------------------------------
Address 2:                                                                 Pager:                        Fax:
-----------------------------------------------------------------------------------------------------------------------------------
City/State/Zip:                                                            Purchase Order Number (PON):
===================================================================================================================================
                                                    SERVICE INFORMATION
===================================================================================================================================
Requested Service Date (MM/DD/YY): _ _/ _ _/ _ _                 Numbers [ ] TCG's NPA - NXXs  [ ] Reseller's NPA - NXXs
-----------------------------------------------------------------------------------------------------------------------------------
Required Quantity of DNs:                    Number Block(s) Assigned (if TCG #s):
-----------------------------------------------------------------------------------------------------------------------------------
Rate Center Name:                            ILEC NPA - NXX:     -         NPA - NXX:     -
-----------------------------------------------------------------------------------------------------------------------------------
New NXX Required ? [ ] Yes  [ ] No      CLEC Status ? [ ] Yes OCN Number _ _ _ _  [ ] No       STS ? [ ] Yes  [ ] No
===================================================================================================================================
                                   SERVICE LOCATION INFORMATION (TERMINATION POINTS)
===================================================================================================================================
     FROM:     TCG LOCATION POINT                                TO:  POINT OF DEMARCATION
===================================================================================================================================
Location Name:                                                   Location Name:
-----------------------------------------------------------------------------------------------------------------------------------
Address:                                                         Address:
-----------------------------------------------------------------------------------------------------------------------------------
City/State/Zip:                                                  City/State/Zip:
-----------------------------------------------------------------------------------------------------------------------------------
NPA/NXX:                                                         NPA/NXX
===================================================================================================================================
                                                    PROJECT INFORMATION
-----------------------------------------------------------------------------------------------------------------------------------
[ ] MDU Project
-----------------------------------------------------------------------------------------------------------------------------------
Project / Area Name:
-----------------------------------------------------------------------------------------------------------------------------------
Address:                                If Multiple Buildings, Addresses:
-----------------------------------------------------------------------------------------------------------------------------------
City/State/Zip:
-----------------------------------------------------------------------------------------------------------------------------------
Other:
-----------------------------------------------------------------------------------------------------------------------------------
                                                    CONTACT INFORMATION
-----------------------------------------------------------------------------------------------------------------------------------
Initiator Name:                    Phone:                   Pager:                   Fax:
-----------------------------------------------------------------------------------------------------------------------------------
Design Engineer:                   Phone:                   Pager:                   Fax:
-----------------------------------------------------------------------------------------------------------------------------------
Tech At Demarc Point:              Phone:                   Pager:                   Fax:
-----------------------------------------------------------------------------------------------------------------------------------
Tech At TCG Point:                 Phone:                   Pager:                   Fax:
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                            CUSTOMIZED SERVICES AGREEMENT
                                      BETWEEN TCG ___________________ AND OPTEL
                   SCHEDULE C - SERVICE SUPPLEMENT # ___________________________________ PAGE 2 OF 3
---------------------------------------------------------------------------------------------------------------------
                                               BAN AND OTHER CHARGES
---------------------------------------------------------------------------------------------------------------------
RESELLER'S BILLING ACCOUNT NUMBER (BAN): ________________-________________  (Note: The project BAN must be identified for correct accounting and billing of these services-especially-if this order expands existing service for an MDU or
HFC project.)
=====================================================================================================================
Other Network Elements provided by TCG (if applicable):       Other Network Element Charges and USOCs:
---------------------------------------------------------------------------------------------------------------------
                                                              $ _________________________    USOC: ________________
---------------------------------------------------------------------------------------------------------------------
                                                              $ _________________________    USOC: ________________
---------------------------------------------------------------------------------------------------------------------
                                                              $ _________________________    USOC: ________________
=====================================================================================================================
                                     TECHNICAL INFORMATION - PROJECT SPECIFIC
---------------------------------------------------------------------------------------------------------------------
Remote Terminal's CLLI: ______________________       Remote Terminal's Site Name: _____________________________
---------------------------------------------------------------------------------------------------------------------
[ ] TR-303                                        Ultimate Remote Terminal Site Size:   [ ] 672   [ ] 1344   [ ] 2048
---------------------------------------------------------------------------------------------------------------------
DLC Manufacturer:                Model Name:                 Model Number:
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Planned Concentration Level at DLC:  Concentration Ratio of DNs to Time Slots DN:TS (e.g., 3:1):
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Planned use TCG Central Office Interface:   Concentration Ratio ______________________ (e.g., 1:1, 2:1)
---------------------------------------------------------------------------------------------------------------------
DSI Framing/Formatting (check only one):   [ ] SF/AMI       [ ] ESF / AMI      [ ]  SF / B8ZS        [ ] ESF / B8ZS
---------------------------------------------------------------------------------------------------------------------
DSI Termination:  [ ] DB15        [ ] SmartJack Type II Default      [ ] DSX-1 Type I Default     [ ] RJ48X
---------------------------------------------------------------------------------------------------------------------
DSI Terminating Room Name:                                    DS1 Terminating Room Telephone Number:
---------------------------------------------------------------------------------------------------------------------
Requested Quantity of DS-1s: ___  Required Quantity of Interface Groups to Start: ___  Ultimate Quantity of DS-1s: ___

EOC (Channel 12) assigned to: 1st DS-1 (Primary)             Secondary EOC (Channel 12) assigned to: 2nd DS-1
TMC (Channel 24) assigned to: 1st DS-1 (Primary)             Secondary TMC (Channel 24) assigned to: 2nd DS-1
---------------------------------------------------------------------------------------------------------------------
                                             TCG RESPONSE INFORMATION
---------------------------------------------------------------------------------------------------------------------
Type of Switch Interface:    [ ] IDCU for 5ESS            [ ] SMA for DMS         [ ] ESMA-2 for DMS
---------------------------------------------------------------------------------------------------------------------
Switch IDT/RT Information:   [ ] Lucent 5ESS  Switch Mod#(3) __ __ __   IDCU#(2) __ __    Remote#(2) __ __
                             [ ] Nortel DMS   Site Name(4) __ __ __ __  Frame#(2) __ __  Unit # __
                             [ ] CRV: __ __ __ __
---------------------------------------------------------------------------------------------------------------------
TCG Completion Date: ___________________________________
---------------------------------------------------------------------------------------------------------------------
TCG/Reseller Test Date: ________________________________________
---------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                             CUSTOMIZED SERVICES AGREEMENT
                                        Between TCG _________________ and OpTel
                           SCHEDULE C - SERVICE SUPPLEMENT  #__________________ Page 3 of 3
----------------------------------------------------------------------------------------------------------------------
                                          SWITCH AND DLC TESTING INFORMATION
----------------------------------------------------------------------------------------------------------------------
Verify operation of EOC Primary:   [ ] Yes        Verify operation of EOC Secondary: [ ] Yes
----------------------------------------------------------------------------------------------------------------------
Verify operation of TMC Primary:   [ ] Yes        Verify operation of TMC Secondary: [ ] Yes
----------------------------------------------------------------------------------------------------------------------
Verify alarm operation over EOC Channel:  Primary:     [ ] Critical        [ ] Major
----------------------------------------------------------------------------------------------------------------------
Verify alarm operation over EOC Channel:  Secondary:   [ ] Critical        [ ] Major
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                 OTHER SWITCH INFORMATION (IF APPLICABLE IN THIS ORDER)
----------------------------------------------------------------------------------------------------------------------
Billed Number Screening: [ ] Block Collect Calls   [ ] Block 3rd Party Calls    [ ] Allow Collect and 3rd Party Calls
----------------------------------------------------------------------------------------------------------------------
InterLATA PIC Selection: [ ] ATT   [ ] MCI   [ ] Sprint   [ ] Worldcom/LDDS   [ ] Other ______  [ ] No PIC
----------------------------------------------------------------------------------------------------------------------
[ ] Allow All Calls/Block No Calls
----------------------------------------------------------------------------------------------------------------------
[ ] Block International Operator Access (01+)     [ ] Block International Direct Dial Access (011+)
----------------------------------------------------------------------------------------------------------------------
[ ] Block Alaska    [ ] Block Canada    [ ] Block Caribbean     [ ] Block Hawaii    [ ] Block Mexico
----------------------------------------------------------------------------------------------------------------------
[ ] Block Operator (0+)       [ ] Block Operator (0-)       [ ] Block Directory Assistance (411 and 555)
----------------------------------------------------------------------------------------------------------------------
[ ] Block All 900 Calls (InterLATA)     [ ] Block 976 Calls (InterLATA)    [ ] Block Other 900 Like Exchanges
----------------------------------------------------------------------------------------------------------------------
                                                    AUTHORIZATIONS
----------------------------------------------------------------------------------------------------------------------
This Schedule C is a Service Supplement as defined in the Customized Services Agreement dated _____/_____/, 19____, entered into between the parties and is subject to all terms and conditions thereof. The term for this Service
Supplement is ______ months.
----------------------------------------------------------------------------------------------------------------------
                    OPTEL                                             TCG _____________________________
----------------------------------------------------------------------------------------------------------------------
Signature:                                                Signature:
----------------------------------------------------------------------------------------------------------------------
Print Name:                                               Print Name:
----------------------------------------------------------------------------------------------------------------------
Title:                                                    Title:
----------------------------------------------------------------------------------------------------------------------
Date:                                                     Date;
----------------------------------------------------------------------------------------------------------------------
                                                 FOR TCG INTERNAL USE
----------------------------------------------------------------------------------------------------------------------
TCG  ASR Number:                                         TCG Account Manager:
----------------------------------------------------------------------------------------------------------------------
TCG Billing Account Number (BAN):                        Account Manager ID#:
----------------------------------------------------------------------------------------------------------------------
TCG Secondary Account Number (SAN):                      Phone #:                         Pager #:
----------------------------------------------------------------------------------------------------------------------

                   CUSTOMIZED SERVICES AGREEMENT  Date: 5/29/98
                             BETWEEN TCG AND OPTEL
       SCHEDULE D-1 (SOUTH FLORIDA) PRICE ELEMENTS AND RATES FOR SWITCHED
                          TELECOMMUNICATIONS SERVICES

     I. ORDER ENTRY, PROVISIONING AND MOVES, ADDS AND CHANGES (MAC)- The one time, non-recurring charge (NRC) for Directory Number (DN) provisioning, Move/Add/Change (MAC) work and Primary Interchange Carrier (PIC) charges are:

       ITEM                                                   PRICE
       ----                                                   -----
          1. DN Order Entry and Provisioning for each DN       ***
          2. Additional DNs installed concurrent with 1st DN
                 for one end-user                              ***
          3. DN changes pertaining to "temporary
                 disconnect" or "warm line" service            ***
          4. MAC Order Entry and Translations per DN           ***
          5. PIC Order Entry, Changes and Translations per DN  ***
                 Multiple MAC or PIC changes on the same DN
                 included on the same service order are
                 treated as a single charge.

     II. LOCAL BASIC SERVICE - Local Basic Service includes the service elements in Schedule A, Section II. There is a fixed monthly recurring charge (MRC) for each DN in service. The MRC per DN is: ***

     III. BASIC CALLING FEATURES                               PRICE
          ----------------------                               -----
          1. CALL FORWARDING BUSY                               ***
          2. CALL FORWARDING DON'T ANSWER                       ***
          3. CALL FORWARDING VARIABLE                           ***
          4. CALL FORWARDING BUSY FOR VOICE MAIL                ***
          5. CALL FORWARDING DON'T ANSWER FOR VOICE MAIL        ***
          6. CALL FORWARDING ON CALL WAITING FOR VOICE MAIL     ***
          7. CALL WAITING                                       ***
          8. CANCEL CALL WAITING                                ***
          9. SPEED CALLING - 8 NUMBERS                          ***
          10. SPEED CALLING - 30 NUMBERS                        ***
          11. MULTI DISTINCTIVE RINGING                         ***
          12. THREE WAY CALLING                                 ***
          13. STUTTER DIAL TONE FOR VOICE MAIL                  ***
          14. VISUAL MESSAGE WAITING FOR VOICE MAIL             ***

     IV. ENHANCED CALLING FEATURES
         -------------------------


(MATERIAL DENOTED BY *** HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIALITY)

                  CUSTOMIZED SERVICES AGREEMENT  Date: 5/29/98
                             BETWEEN TCG AND OPTEL
       SCHEDULE D-1 (SOUTH FLORIDA) PRICE ELEMENTS AND RATES FOR SWITCHED
                          TELECOMMUNICATIONS SERVICES


     1.  RETURN CALL(*69)                                             ***
     2.  CALLING NUMBER DELIVERY(Caller ID)                           ***
     3.  CALLING NUMBER DELIVERY BLOCK(Caller ID Block)(*67)          ***
     4.  CUSTOMER ORIGINATED CALL TRACE(*57)                          ***
     5.  PER LINE BLOCK(LINE NUMBER BLOCK in definitions)(*82)        ***
     6.  REPEAT DIALING(*66)                                          ***
     7.  SELECTIVE CALL ACCEPTANCE                                    ***
     8.  SELECTIVE CALL FORWARDING(*63)                               ***
     9.  SELECTIVE CALL REJECTION(*60)                                ***
     10. SELECTIVE DISTINCTIVE ALERT(*61)                             ***
     11. RETURN CALL, 2nd LVL ACTVTN                                  ***
     12. CALLING NAME DELIVERY                                        ***
     13. CALL WAITING I.D. AFTER CALL WAITING                         ***
     14. LINE NUMBER UNBLOCK(LINE UNBLOCK)(*82)                       ***
     15. LONG DISTANCE ALERT                                          ***
     16. NON-RETURN OF PRIVATE CALLS                                  ***
     17. REMOTE ACTIVATION OF CALL FORWARDING                         ***
     18. UNIDENTIFIED CALL REJECTION                                  ***

V.   VALUE ADDED CALLING FEATURES

     1.  VOICE MAIL - "Basic Call Answering" - COS 100                ***
     2.  VOICE MAIL - "Extended Call Answering" - COS 200             ***
     3.  VOICE MAIL - "Deluxe Call Answering" - COS 300               ***
     4.  VOICE MAIL - "Deluxe Multi Call Answering" - COS 400         ***

     INTERIM NUMBER PORTABILITY-RCF - TCG to ILEC                     ***
     *:1) Due to circumstances beyond TCG's control, Interim Number Portability - A) ILEC to TCG, may require a second Voice Mail box per DN.
     2) Authorization for INP - A) ILEC to TCG via Call Forwarding is to be coordinated and obtained by Reseller.

VI.  ANCILLARY SERVICES/CLEC SERVICES

1. 911/E911 - TCG provides the connection with the 911/E911 Public Safety Answering Points (PSAP) and Telecommunications Relay Services (TRS) via TCG's interconnection. Any surcharge for these services which TCG is required to collect will be billed to Reseller at TCG's cost. Reseller agrees to collect any required surcharges from its customers and remit those funds to the appropriate parties such as regulated county organizations responsible for 911 management. The charge(s) for 911/E911 Services will be limited to the NRC's set forth in the companion "911 Obligation Agreement" attached hereto at Schedule F.
2. OPERATOR ASSISTANCE - All calls requiring Operator assistance will be billed as follows:

     1.  Calling Card                                                 ***

(MATERIAL DENOTED BY *** HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIALITY)

                  CUSTOMIZED SERVICES AGREEMENT  Date: 5/29/98
                             BETWEEN TCG AND OPTEL
       SCHEDULE D-1 (SOUTH FLORIDA) PRICE ELEMENTS AND RATES FOR SWITCHED
                          TELECOMMUNICATIONS SERVICES



         2.  Collect                              ***
         3.  Person to Person                     ***
         4.  3rd Party Billed to Calls            ***
         5.  Busy Line Interrupt (BLI)            ***
         6.  Busy Line Verify (BLV)               ***
         7.  Call Trace                           ***



3. DIRECTORY ASSISTANCE - All Directory Assistance calls will be billed as follows:

     1.  Local DA, 555-1212, 411 and 1+411        ***
     2.  DA - Call Completion                     ***



4. PRIVATE BRANDING OF OPERATOR AND DIRECTORY ASSISTANCE if available at the following rates:

              -----------------------------------
              Service                     Pricing
              -----------------------------------
              Operator                      ***
              Assistance
              -----------------------------------
              Directory                     ***
              Assistance
              -----------------------------------

5. DIRECTORY LISTINGS - Directory Listings for White Pages are provided by the ILEC Directory entity. *** Yellow Pages listings are not included in residential services and must be arranged separately by the end user with the Yellow Pages entity.

6. DIRECTORY LISTING COORDINATION SERVICES - TCG offers White Pages Directory Listing coordination services to the Reseller. *** If the Reseller chooses to have TCG provide such services, TCG shall use best efforts to ensure the delivery of the following Directory Listing Coordination Services, where such services are requested by Reseller from TCG, and/or where the incumbent local exchange company refuses to interface directly with Reseller for such services:

         i. NXX codes utilized by Customers are included in the general reference portions of the relevant incumbent local exchange company's directory, along with the incumbent local exchange company's own NXX codes;

         ii. Reseller installation, repair, customer service and other essential service-oriented information is included in the incumbent local exchange company's "Customer Guide" or comparable section of the applicable White Pages directory.

         iii. Reseller receives adequate notice of any directory close dates and publishing dates.


(MATERIAL DENOTED BY *** HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIALITY)

                  CUSTOMIZED SERVICES AGREEMENT  Date: 5/29/98
                             BETWEEN TCG AND OPTEL
       SCHEDULE D-1 (SOUTH FLORIDA) PRICE ELEMENTS AND RATES FOR SWITCHED
                          TELECOMMUNICATIONS SERVICES


       Directory Listing Coordination Services             ***

7. DIRECTORY DISTRIBUTION - Distribution of the incumbent primary White Pages and primary Yellow Pages directories to each Customer is done at the same time and on the same basis that the incumbent local exchange service provider distributes directories to its end-users.***


8. LIDB MANAGEMENT - Provided, as necessary and if available, as part of the Service and is included in the rates quoted.

9. CARE MANAGEMENT - Provided, as necessary and if available, as part of the Service and is included in the rates quoted.

10. CLEC TO CLEC TRUNKING - Provided, as necessary and if available, as part of the Service and is included in the rates quoted.

11. CLEC TO ICO TRUNKING - Provided, as necessary and if available, as part of the Service and is included in the DN rate quoted.

12. CHOKE POINT TRUNKING - Provided, as necessary and if available, as part of the Service at no additional charge to the Reseller.

13. IXC MEET POINT TRUNKING - Provided, as necessary and if available, as part of the Service at no additional charge to the Reseller.

14. INTERCEPT AND REFERRAL ANNOUNCEMENTS - When a Customer changes its service provider from Reseller to another provider, and does not retain its original number, TCG shall provide a Referral Announcement on the abandoned telephone number which provides details on the Customer's new number or provide other appropriate information to the extent known. Appropriate Intercept Announcements indicating a temporary out-of-service condition on a Customer's line or the disconnection of a Customer shall also be provided by TCG as required. Here are the charges for Intercept and Referral Announcements:


       UP to THREE MONTHS - 90 DAYS              ***
       UP to TWELVE MONTHS - ONE YEAR            ***

VII.   OTHER NETWORK FACILITIES OR ELEMENTS

As provided for in this Agreement, Reseller and TCG may designate in a Service Supplement that TCG will be the provider of certain network facilities, elements or services which are the


(MATERIAL DENOTED BY *** HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIALITY)

                   CUSTOMIZED SERVICES AGREEMENT  Date: 5/29/98
                             BETWEEN TCG AND OPTEL
       SCHEDULE D-1 (SOUTH FLORIDA) PRICE ELEMENTS AND RATES FOR SWITCHED
                          TELECOMMUNICATIONS SERVICES


responsibility of the Reseller. In such case(s), the cost of such shall be billed to the Reseller. Described below is such a service which may be provided by TCG at the request of the Reseller.

Transport from Point of Demarcation to MDU Premises - TCG will provision such transport as Resale Services (i.e. Type II) and bill Reseller on a monthly basis for those facilities. This will be agreed upon by both parties and requested in writing by the Reseller in advance of TCG order placement, if and when such services are required.

Building of Type One Access to Avoid Type Two Recurring Costs - TCG will build such Type One transport and bill Reseller for those facilities. 1) The request for a price quote for such will be put in writing by the Reseller, 2) the price for such will be identified in advance by TCG, 3) provided to the Reseller, 4) agreed upon by both parties, 5) and approved in writing by the Reseller in advance when such services are required.

VIII.     MINUTE OF USE RATES

The rates for the TCG switched services are as follows:

---------------------------------------------------------------------------------------------------------
 MARKET        DESCRIPTION         LOCAL          LOCAL          EAM            EAM            INTRALATA
                                DESCRIPTION      RATE PER    DESCRIPTION      RATE PER         RATE PER
                                                   MOU                          MOU              MOU
---------------------------------------------------------------------------------------------------------
  San              ***              ***            ***           ***            ***              ***
Francisco
---------------------------------------------------------------------------------------------------------

IX.  CUSTOMER SERVICE CENTER CALLS/TROUBLE CALLS - The rates are as follows:

---------------------------------------------------------------------------------------------
                     TYPE CALL                                                  PRICE
---------------------------------------------------------------------------------------------
Troubles found to be TCG switch or network troubles.                             ***
---------------------------------------------------------------------------------------------
Troubles found to be Reseller's troubles (beyond the                             ***
Demarcation Point).
---------------------------------------------------------------------------------------------
General Service Inquiry Calls                                                    ***
---------------------------------------------------------------------------------------------

X.   PRICING PROGRAMS

1. Feature Discount Pricing Program***

(MATERIAL DENOTED BY *** HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIALITY)

              CUSTOMIZED SERVICES AGREEMENT  Date: 5/29/98
                             BETWEEN TCG AND OPTEL
       SCHEDULE D-1 (SOUTH FLORIDA) PRICE ELEMENTS AND RATES FOR SWITCHED
                          TELECOMMUNICATIONS SERVICES


***

2.  Quick Start Pricing Program***

XI.  OTHER

Summary of Key Assumptions - All recurring rates, non-recurring rates, per event rates and prices to be developed through quotations are base on the following assumptions:

1) Reseller provides the DLC. The DLC meets TCG standards and interconnection guidelines.

2) Reseller is responsible for providing, manages the implementation and maintains all on-site wiring. This includes any and all required wiring or rewiring for interconnection services from the DLC to the existing house wiring, and any and all on-campus distribution wiring to and from the telecom room to multiple buildings within the MDU complex.

3) Reseller pays for the Type Two recurring monthly costs, one time non-recurring costs, and early termination costs.





(MATERIAL DENOTED BY *** HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIALITY)

                  CUSTOMIZED SERVICES AGREEMENT  Date: 5/29/98
                             BETWEEN TCG AND OPTEL
        SCHEDULE D-2 (LOS ANGELES-PACBELL) PRICE ELEMENTS AND RATES FOR
                      SWITCHED TELECOMMUNICATIONS SERVICES

     I. ORDER ENTRY, PROVISIONING AND MOVES, ADDS AND CHANGES (MAC)- The one time, non-recurring charge (NRC) for Directory Number (DN) provisioning, Move/Add/Change (MAC) work and Primary Interchange Carrier (PIC) charges are:

         ITEM                                                 PRICE
         ----                                                 -----
          1. DN Order Entry and Provisioning for each DN       ***
          2. Additional DNs installed concurrent with 1st DN
                 for one end-user                              ***
          3. DN changes pertaining to "temporary
                 disconnect" or "warm line" service            ***
          4. MAC Order Entry and Translations per DN           ***
          5. PIC Order Entry, Changes and Translations per DN  ***
                 Multiple MAC or PIC changes on the same DN
                 included on the same service order are
                 treated as a single charge.

     II. LOCAL BASIC SERVICE - Local Basic Service includes the service elements in Schedule A, Section II. There is a fixed monthly recurring charge (MRC) for each DN in service. The MRC per DN is: ***

     III. BASIC CALLING FEATURES                               PRICE
          ----------------------                               -----
          1. CALL FORWARDING BUSY                               ***
          2. CALL FORWARDING DON'T ANSWER                       ***
          3. CALL FORWARDING VARIABLE                           ***
          4. CALL FORWARDING BUSY FOR VOICE MAIL                ***
          5. CALL FORWARDING DON'T ANSWER FOR VOICE MAIL        ***
          6. CALL FORWARDING ON CALL WAITING FOR VOICE MAIL     ***
          7. CALL WAITING                                       ***
          8. CANCEL CALL WAITING(*70)                           ***
          9. SPEED CALLING - 8 NUMBERS                          ***
          10. SPEED CALLING - 30 NUMBERS                        ***
          11. MULTI DISTINCTIVE RINGING                         ***
          12. THREE WAY CALLING                                 ***
          13. STUTTER DIAL TONE FOR VOICE MAIL                  ***
          14. VISUAL MESSAGE WAITING FOR VOICE MAIL             ***

     IV. ENHANCED CALLING FEATURES
         -------------------------


(MATERIAL DENOTED BY *** HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIALITY)

                  CUSTOMIZED SERVICES AGREEMENT  Date: 5/29/98
                             BETWEEN TCG AND OPTEL
    SCHEDULE D-2 (LOS ANGELES-PACBELL) PRICE ELEMENTS AND RATES FOR SWITCHED
                          TELECOMMUNICATIONS SERVICES


     1.  RETURN CALL(*69)                                             ***
     2.  CALLING NUMBER DELIVERY(Caller ID)                           ***
     3.  CALLING NUMBER DELIVERY BLOCK(Caller ID Block)(*67)          ***
     4.  CUSTOMER ORIGINATED CALL TRACE(*57)                          ***
     5.  LINE BLOCK(*82)                                              ***
     6.  REPEAT DIALING(*66)                                          ***
     7.  SELECTIVE CALL ACCEPTANCE                                    ***
     8.  SELECTIVE CALL FORWARDING(*63)                               ***
     9.  SELECTIVE CALL REJECTION(*60)                                ***
     10. SELECTIVE DISTINCTIVE ALERT(*61)                             ***
     11. RETURN CALL, 2nd LVL ACTVTN                                  ***
     12. CALLING NAME DELIVERY                                        ***
     13. CALL WAITING I.D. AFTER CALL WAITING                         ***
     14. LINE UNBLOCK(*82)                                            ***
     15. LONG DISTANCE ALERT(*49)                                     ***
     16. NON-RETURN OF PRIVATE CALLS                                  ***
     17. REMOTE ACTIVATION OF CALL FORWARDING                         ***
     18. UNIDENTIFIED CALL REJECTION                                  ***

V.   VALUE ADDED CALLING FEATURES

     1.  VOICE MAIL - "Basic Call Answering" - COS 100                ***
     2.  VOICE MAIL - "Extended Call Answering" - COS 200             ***
     3.  VOICE MAIL - "Deluxe Call Answering" - COS 300               ***
     4.  VOICE MAIL - "Deluxe Multi Call Answering" - COS 400         ***

     INTERIM NUMBER PORTABILITY-RCF - TCG to ILEC                     ***
     *:1) Due to circumstances beyond TCG's control, Interim Number Portability - A) ILEC to TCG, may require a second Voice Mail box per DN.
     2) Authorization for INP - A) ILEC to TCG via Call Forwarding is to be coordinated and obtained by Reseller.

VI.  ANCILLARY SERVICES/CLEC SERVICES

1. 911/E911 - TCG provides the connection with the 911/E911 Public Safety Answering Points (PSAP) and Telecommunications Relay Services (TRS) via TCG's interconnection. Any surcharge for these services which TCG is required to collect will be billed to Reseller at TCG's cost. Reseller agrees to collect any required surcharges from its customers and remit those funds to the appropriate parties such as regulated county organizations responsible for 911 management. The charge(s) for 911/E911 Services will be limited to the NRC's set forth in the companion "911 Obligation Agreement" attached hereto at Schedule F.
2. OPERATOR ASSISTANCE - All calls requiring Operator assistance will be billed as follows:

     1.  Calling Card                                                 ***


(MATERIAL DENOTED BY *** HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIALITY)

                  CUSTOMIZED SERVICES AGREEMENT  Date: 5/29/98
                             BETWEEN TCG AND OPTEL
    SCHEDULE D-2 (LOS ANGELES-PACBELL) PRICE ELEMENTS AND RATES FOR SWITCHED
                          TELECOMMUNICATIONS SERVICES



         2.  Collect                              ***
         3.  Person to Person                     ***
         4.  3rd Party Billed to Calls            ***
         5.  Busy Line Interrupt (BLI)            ***
         6.  Busy Line Verify (BLV)               ***
         7.  Call Trace                           ***



3. DIRECTORY ASSISTANCE - All Directory Assistance calls will be billed as follows:

     1.  Local DA, 555-1212, 411 and 1+411        ***
     2.  DA - Call Completion                     ***



4. PRIVATE BRANDING OF OPERATOR AND DIRECTORY ASSISTANCE if available at the following rates:

              -----------------------------------
              Service                     Pricing
              -----------------------------------
              Operator                      ***
              Assistance
              -----------------------------------
              Directory                     ***
              Assistance
              -----------------------------------

5. DIRECTORY LISTINGS - Directory Listings for White Pages are provided by the ILEC Directory entity. *** Yellow Pages listings are not included in residential services and must be arranged separately by the end user with the Yellow Pages entity.

6. DIRECTORY LISTING COORDINATION SERVICES - TCG offers White Pages Directory Listing coordination services to the Reseller. *** If the Reseller chooses to have TCG provide such services, TCG shall use best efforts to ensure the delivery of the following Directory Listing Coordination Services, where such services are requested by Reseller from TCG, and/or where the incumbent local exchange company refuses to interface directly with Reseller for such services:

         i. NXX codes utilized by Customers are included in the general reference portions of the relevant incumbent local exchange company's directory, along with the incumbent local exchange company's own NXX codes;

         ii. Reseller installation, repair, customer service and other essential service-oriented information is included in the incumbent local exchange company's "Customer Guide" or comparable section of the applicable White Pages directory.

         iii. Reseller receives adequate notice of any directory close dates and publishing dates.


(MATERIAL DENOTED BY *** HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIALITY)

                  CUSTOMIZED SERVICES AGREEMENT  Date: 5/29/98
                             BETWEEN TCG AND OPTEL
        SCHEDULE D-2 (LOS ANGELES-PACBELL) PRICE ELEMENTS AND RATES FOR
                      SWITCHED TELECOMMUNICATIONS SERVICES


       Directory Listing Coordination Services             ***

7. DIRECTORY DISTRIBUTION - Distribution of the incumbent primary White Pages and primary Yellow Pages directories to each Customer is done at the same time and on the same basis that the incumbent local exchange service provider distributes directories to its end-users.***


8. LIDB MANAGEMENT - Provided, as necessary and if available, as part of the Service and is included in the rates quoted.

9. CARE MANAGEMENT - Provided, as necessary and if available, as part of the Service and is included in the rates quoted.

10. CLEC TO CLEC TRUNKING - Provided, as necessary and if available, as part of the Service and is included in the rates quoted.

11. CLEC TO ICO TRUNKING - Provided, as necessary and if available, as part of the Service and is included in the DN rate quoted.

12. CHOKE POINT TRUNKING - Provided, as necessary and if available, as part of the Service at no additional charge to the Reseller.

13. IXC MEET POINT TRUNKING - Provided, as necessary and if available, as part of the Service at no additional charge to the Reseller.

14. INTERCEPT AND REFERRAL ANNOUNCEMENTS - When a Customer changes its service provider from Reseller to another provider, and does not retain its original number, TCG shall provide a Referral Announcement on the abandoned telephone number which provides details on the Customer's new number or provide other appropriate information to the extent known. Appropriate Intercept Announcements indicating a temporary out-of-service condition on a Customer's line or the disconnection of a Customer shall also be provided by TCG as required. Here are the charges for Intercept and Referral Announcements:


       UP to THREE MONTHS - 90 DAYS              ***
       UP to TWELVE MONTHS - ONE YEAR            ***

VII.   OTHER NETWORK FACILITIES OR ELEMENTS

As provided for in this Agreement, Reseller and TCG may designate in a Service Supplement that TCG will be the provider of certain network facilities, elements or services which are the


(MATERIAL DENOTED BY *** HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIALITY)

                  CUSTOMIZED SERVICES AGREEMENT  Date: 5/29/98
                             BETWEEN TCG AND OPTEL
        SCHEDULE D-2 (LOS ANGELES-PACBELL) PRICE ELEMENTS AND RATES FOR
                      SWITCHED TELECOMMUNICATIONS SERVICES


responsibility of the Reseller. In such case(s), the cost of such shall be billed to the Reseller. Described below is such a service which may be provided by TCG at the request of the Reseller.

Transport from Point of Demarcation to MDU Premises - TCG will provision such transport as Resale Services (i.e. Type II) and bill Reseller on a monthly basis for those facilities. This will be agreed upon by both parties and requested in writing by the Reseller in advance of TCG order placement, if and when such services are required.

Building of Type One Access to Avoid Type Two Recurring Costs - TCG will build such Type One transport and bill Reseller for those facilities. 1) The request for a price quote for such will be put in writing by the Reseller, 2) the price for such will be identified in advance by TCG, 3) provided to the Reseller, 4) agreed upon by both parties, 5) and approved in writing by the Reseller in advance when such services are required.

VIII.     MINUTE OF USE RATES

The rates for the TCG switched services are as follows:

---------------------------------------------------------------------------------------------------------
 MARKET        DESCRIPTION         LOCAL          LOCAL          EAM            EAM            INTRALATA
                                DESCRIPTION      RATE PER    DESCRIPTION      RATE PER         RATE PER
                                                   MOU                          MOU              MOU
---------------------------------------------------------------------------------------------------------
  Los              ***              ***            ***           ***            ***              ***
Angeles
---------------------------------------------------------------------------------------------------------

IX.  CUSTOMER SERVICE CENTER CALLS/TROUBLE CALLS - The rates are as follows:

---------------------------------------------------------------------------------------------
                     TYPE CALL                                                  PRICE
---------------------------------------------------------------------------------------------
Troubles found to be TCG switch or network troubles.                             ***
---------------------------------------------------------------------------------------------
Troubles found to be Reseller's troubles (beyond the                             ***
Demarcation Point).
---------------------------------------------------------------------------------------------
General Service Inquiry Calls                                                    ***
---------------------------------------------------------------------------------------------

X.   PRICING PROGRAMS

1. Feature Discount Pricing Program ***

(MATERIAL DENOTED BY *** HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIALITY)

                  CUSTOMIZED SERVICES AGREEMENT  Date: 5/29/98
                             BETWEEN TCG AND OPTEL
    SCHEDULE D-2 (LOS ANGELES-PACBELL) PRICE ELEMENTS AND RATES FOR SWITCHED
                          TELECOMMUNICATIONS SERVICES


***

2.  Quick Start Pricing Program***

XI.  OTHER

Summary of Key Assumptions - All recurring rates, non-recurring rates, per event rates and prices to be developed through quotations are base on the following assumptions:

1) Reseller provides the DLC. The DLC meets TCG standards and interconnection guidelines.

2) Reseller is responsible for providing, manages the implementation and maintains all on-site wiring. This includes any and all required wiring or rewiring for interconnection services from the DLC to the existing house wiring, and any and all on-campus distribution wiring to and from the telecom room to multiple buildings within the MDU complex.

3) Reseller pays for the Type Two recurring monthly costs, one time non-recurring costs, and early termination costs.


(MATERIAL DENOTED BY *** HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIALITY)

                  CUSTOMIZED SERVICES AGREEMENT  Date: 5/29/98
                             BETWEEN TCG AND OPTEL
          SCHEDULE D-3 (LOS ANGELES-GTE) PRICE ELEMENTS AND RATES FOR
                      SWITCHED TELECOMMUNICATIONS SERVICES

     I. ORDER ENTRY, PROVISIONING AND MOVES, ADDS AND CHANGES (MAC)- The one time, non-recurring charge (NRC) for Directory Number (DN) provisioning, Move/Add/Change (MAC) work and Primary Interchange Carrier (PIC) charges are:

         ITEM                                                 PRICE
         ----                                                 -----
          1. DN Order Entry and Provisioning for each DN       ***
          2. Additional DNs installed concurrent with 1st DN
                 for one end-user                              ***
          3. DN changes pertaining to "temporary
                 disconnect" or "warm line" service            ***
          4. MAC Order Entry and Translations per DN           ***
          5. PIC Order Entry, Changes and Translations per DN  ***
                 Multiple MAC or PIC changes on the same DN
                 included on the same service order are
                 treated as a single charge.

     II. LOCAL BASIC SERVICE - Local Basic Service includes the service elements in Schedule A, Section II. There is a fixed monthly recurring charge (MRC) for each DN in service. The MRC per DN is: ***

     III. BASIC CALLING FEATURES                               PRICE
          ----------------------                               -----
          1. CALL FORWARDING BUSY                               ***
          2. CALL FORWARDING DON'T ANSWER                       ***
          3. CALL FORWARDING VARIABLE                           ***
          4. CALL FORWARDING BUSY FOR VOICE MAIL                ***
          5. CALL FORWARDING DON'T ANSWER FOR VOICE MAIL        ***
          6. CALL FORWARDING ON CALL WAITING FOR VOICE MAIL     ***
          7. CALL WAITING                                       ***
          8. CANCEL CALL WAITING(*70)                           ***
          9. SPEED CALLING - 8 NUMBERS                          ***
          10. SPEED CALLING - 30 NUMBERS                        ***
          11. MULTI DISTINCTIVE RINGING                         ***
          12. THREE WAY CALLING                                 ***
          13. STUTTER DIAL TONE FOR VOICE MAIL                  ***
          14. VISUAL MESSAGE WAITING FOR VOICE MAIL             ***

     IV. ENHANCED CALLING FEATURES
         -------------------------


(MATERIAL DENOTED BY *** HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIALITY)

                  CUSTOMIZED SERVICES AGREEMENT  Date: 5/29/98
                             BETWEEN TCG AND OPTEL
      SCHEDULE D-3 (LOS ANGELES-GTE) PRICE ELEMENTS AND RATES FOR SWITCHED
                          TELECOMMUNICATIONS SERVICES


     1.  RETURN CALL(*69)                                             ***
     2.  CALLING NUMBER DELIVERY(Caller ID)                           ***
     3.  CALLING NUMBER DELIVERY BLOCK(Caller ID Block)(*67)          ***
     4.  CUSTOMER ORIGINATED CALL TRACE(*57)                          ***
     5.  LINE BLOCK(*82)                                              ***
     6.  REPEAT DIALING(*66)                                          ***
     7.  SELECTIVE CALL ACCEPTANCE                                    ***
     8.  SELECTIVE CALL FORWARDING(*63)                               ***
     9.  SELECTIVE CALL REJECTION(*60)                                ***
     10. SELECTIVE DISTINCTIVE ALERT(*61)                             ***
     11. RETURN CALL, 2nd LVL ACTVTN                                  ***
     12. CALLING NAME DELIVERY                                        ***
     13. CALL WAITING I.D. AFTER CALL WAITING                         ***
     14. LINE UNBLOCK(*82)                                            ***
     15. LONG DISTANCE ALERT(*49)                                     ***
     16. NON-RETURN OF PRIVATE CALLS                                  ***
     17. REMOTE ACTIVATION OF CALL FORWARDING                         ***
     18. UNIDENTIFIED CALL REJECTION                                  ***

V.   VALUE ADDED CALLING FEATURES

     1.  VOICE MAIL - "Basic Call Answering" - COS 100                ***
     2.  VOICE MAIL - "Extended Call Answering" - COS 200             ***
     3.  VOICE MAIL - "Deluxe Call Answering" - COS 300               ***
     4.  VOICE MAIL - "Deluxe Multi Call Answering" - COS 400         ***

     INTERIM NUMBER PORTABILITY-RCF - TCG to ILEC                     ***
     *:1) Due to circumstances beyond TCG's control, Interim Number Portability - A) ILEC to TCG, may require a second Voice Mail box per DN.
     2) Authorization for INP - A) ILEC to TCG via Call Forwarding is to be coordinated and obtained by Reseller.

VI.  ANCILLARY SERVICES/CLEC SERVICES

1. 911/E911 - TCG provides the connection with the 911/E911 Public Safety Answering Points (PSAP) and Telecommunications Relay Services (TRS) via TCG's interconnection. Any surcharge for these services which TCG is required to collect will be billed to Reseller at TCG's cost. Reseller agrees to collect any required surcharges from its customers and remit those funds to the appropriate parties such as regulated county organizations responsible for 911 management. The charge(s) for 911/E911 Services will be limited to the NRC's set forth in the companion "911 Obligation Agreement" attached hereto at Schedule F.
2. OPERATOR ASSISTANCE - All calls requiring Operator assistance will be billed as follows:

     1.  Calling Card                                                 ***
     2.  Collect                                                      ***


(MATERIAL DENOTED BY *** HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIALITY)

                  CUSTOMIZED SERVICES AGREEMENT  Date: 5/29/98
                             BETWEEN TCG AND OPTEL
      SCHEDULE D-3 (LOS ANGELES-GTE) PRICE ELEMENTS AND RATES FOR SWITCHED
                          TELECOMMUNICATIONS SERVICES



         3.  Person to Person                     ***
         4.  3rd Party Billed to Calls            ***
         5.  Busy Line Interrupt (BLI)            ***
         6.  Busy Line Verify (BLV)               ***
         7.  Call Trace                           ***



3. DIRECTORY ASSISTANCE - All Directory Assistance calls will be billed as follows:

     1.  Local DA, 555-1212, 411 and 1+411        ***
     2.  DA - Call Completion                     ***



4. PRIVATE BRANDING OF OPERATOR AND DIRECTORY ASSISTANCE if available at the following rates:

              -----------------------------------
              Service                     Pricing
              -----------------------------------
              Operator                      ***
              Assistance
              -----------------------------------
              Directory                     ***
              Assistance
              -----------------------------------

5. DIRECTORY LISTINGS - Directory Listings for White Pages are provided by the ILEC Directory entity. *** Yellow Pages listings are not included in residential services and must be arranged separately by the end user with the Yellow Pages entity.

6. DIRECTORY LISTING COORDINATION SERVICES - TCG offers White Pages Directory Listing coordination services to the Reseller. *** If the Reseller chooses to have TCG provide such services, TCG shall use best efforts to ensure the delivery of the following Directory Listing Coordination Services, where such services are requested by Reseller from TCG, and/or where the incumbent local exchange company refuses to interface directly with Reseller for such services:

         i. NXX codes utilized by Customers are included in the general reference portions of the relevant incumbent local exchange company's directory, along with the incumbent local exchange company's own NXX codes;

         ii. Reseller installation, repair, customer service and other essential service-oriented information is included in the incumbent local exchange company's "Customer Guide" or comparable section of the applicable White Pages directory.

         iii. Reseller receives adequate notice of any directory close dates and publishing dates.

         Directory Listing Coordination Services            ***


(MATERIAL DENOTED BY *** HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIALITY)

                  CUSTOMIZED SERVICES AGREEMENT  Date: 5/29/98
                             BETWEEN TCG AND OPTEL
          SCHEDULE D-3 (LOS ANGELES-GTE) PRICE ELEMENTS AND RATES FOR
                      SWITCHED TELECOMMUNICATIONS SERVICES


7. DIRECTORY DISTRIBUTION - Distribution of the incumbent primary White Pages and primary Yellow Pages directories to each Customer is done at the same time and on the same basis that the incumbent local exchange service provider distributes directories to its end-users.***


8. LIDB MANAGEMENT - Provided, as necessary and if available, as part of the Service and is included in the rates quoted.

9. CARE MANAGEMENT - Provided, as necessary and if available, as part of the Service and is included in the rates quoted.

10. CLEC TO CLEC TRUNKING - Provided, as necessary and if available, as part of the Service and is included in the rates quoted.

11. CLEC TO ICO TRUNKING - Provided, as necessary and if available, as part of the Service and is included in the DN rate quoted.

12. CHOKE POINT TRUNKING - Provided, as necessary and if available, as part of the Service at no additional charge to the Reseller.

13. IXC MEET POINT TRUNKING - Provided, as necessary and if available, as part of the Service at no additional charge to the Reseller.

14. INTERCEPT AND REFERRAL ANNOUNCEMENTS - When a Customer changes its service provider from Reseller to another provider, and does not retain its original number, TCG shall provide a Referral Announcement on the abandoned telephone number which provides details on the Customer's new number or provide other appropriate information to the extent known. Appropriate Intercept Announcements indicating a temporary out-of-service condition on a Customer's line or the disconnection of a Customer shall also be provided by TCG as required. Here are the charges for Intercept and Referral Announcements:


       UP to THREE MONTHS - 90 DAYS              ***
       UP to TWELVE MONTHS - ONE YEAR            ***

VII.   OTHER NETWORK FACILITIES OR ELEMENTS

As provided for in this Agreement, Reseller and TCG may designate in a Service Supplement that TCG will be the provider of certain network facilities, elements or services which are the responsibility of the Reseller. In such case(s), the cost of such shall be billed to the Reseller.


(MATERIAL DENOTED BY *** HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIALITY)

                   CUSTOMIZED SERVICES AGREEMENT  Date: 5/29/98
                             BETWEEN TCG AND OPTEL
      SCHEDULE D-3 (LOS ANGELES-GTE) PRICE ELEMENTS AND RATES FOR SWITCHED
                          TELECOMMUNICATIONS SERVICES


Described below is such a service which may be provided by TCG at the request of the Reseller.

Transport from Point of Demarcation to MDU Premises - TCG will provision such transport as Resale Services (i.e. Type II) and bill Reseller on a monthly basis for those facilities. This will be agreed upon by both parties and requested in writing by the Reseller in advance of TCG order placement, if and when such services are required.

Building of Type One Access to Avoid Type Two Recurring Costs - TCG will build such Type One transport and bill Reseller for those facilities. 1) The request for a price quote for such will be put in writing by the Reseller, 2) the price for such will be identified in advance by TCG, 3) provided to the Reseller, 4) agreed upon by both parties, 5) and approved in writing by the Reseller in advance when such services are required.

VIII.     MINUTE OF USE RATES

The rates for the TCG switched services are as follows:

---------------------------------------------------------------------------------------------------------
 MARKET        DESCRIPTION         LOCAL          LOCAL          EAM            EAM            INTRALATA
                                DESCRIPTION      RATE PER    DESCRIPTION      RATE PER         RATE PER
                                                   MOU                          MOU              MOU
---------------------------------------------------------------------------------------------------------
  Los              ***              ***            ***           ***            ***              ***
Angeles
---------------------------------------------------------------------------------------------------------

IX.  CUSTOMER SERVICE CENTER CALLS/TROUBLE CALLS - The rates are as follows:

---------------------------------------------------------------------------------------------
                     TYPE CALL                                                  PRICE
---------------------------------------------------------------------------------------------
Troubles found to be TCG switch or network troubles.                             ***
---------------------------------------------------------------------------------------------
Troubles found to be Reseller's troubles (beyond the                             ***
Demarcation Point).
---------------------------------------------------------------------------------------------
General Service Inquiry Calls                                                    ***
---------------------------------------------------------------------------------------------

X.   PRICING PROGRAMS

1. Feature Discount Pricing Program ***

(MATERIAL DENOTED BY *** HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIALITY)

                  CUSTOMIZED SERVICES AGREEMENT  Date: 5/29/98
                             BETWEEN TCG AND OPTEL
      SCHEDULE D-3 (LOS ANGELES-GTE) PRICE ELEMENTS AND RATES FOR SWITCHED
                          TELECOMMUNICATIONS SERVICES


***


2.  Quick Start Pricing Program***

XI.  OTHER

Summary of Key Assumptions - All recurring rates, non-recurring rates, per event rates and prices to be developed through quotations are base on the following assumptions:

1) Reseller provides the DLC. The DLC meets TCG standards and interconnection guidelines.

2) Reseller is responsible for providing, manages the implementation and maintains all on-site wiring. This includes any and all required wiring or rewiring for interconnection services from the DLC to the existing house wiring, and any and all on-campus distribution wiring to and from the telecom room to multiple buildings within the MDU complex.

3) Reseller pays for the Type Two recurring monthly costs, one time non-recurring costs, and early termination costs.


(MATERIAL DENOTED BY *** HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIALITY)

                  CUSTOMIZED SERVICES AGREEMENT  Date: 5/29/98
                             BETWEEN TCG AND OPTEL
       SCHEDULE D-4 (SAN FRANCISCO) PRICE ELEMENTS AND RATES FOR SWITCHED
                          TELECOMMUNICATIONS SERVICES

     I. ORDER ENTRY, PROVISIONING AND MOVES, ADDS AND CHANGES (MAC)- The one time, non-recurring charge (NRC) for Directory Number (DN) provisioning, Move/Add/Change (MAC) work and Primary Interchange Carrier (PIC) charges are:

         ITEM                                                 PRICE
         ----                                                 -----
          1. DN Order Entry and Provisioning for each DN       ***
          2. Additional DNs installed concurrent with 1st DN
                 for one end-user                              ***
          3. DN changes pertaining to "temporary
                 disconnect" or "warm line" service            ***
          4. MAC Order Entry and Translations per DN           ***
          5. PIC Order Entry, Changes and Translations per DN  ***
                 Multiple MAC or PIC changes on the same DN
                 included on the same service order are
                 treated as a single charge.

     II. LOCAL BASIC SERVICE - Local Basic Service includes the service elements in Schedule A, Section II. There is a fixed monthly recurring charge (MRC) for each DN in service. The MRC per DN is: ***

     III. BASIC CALLING FEATURES                               PRICE
          ----------------------                               -----
          1. CALL FORWARDING BUSY                               ***
          2. CALL FORWARDING DON'T ANSWER                       ***
          3. CALL FORWARDING VARIABLE                           ***
          4. CALL FORWARDING BUSY FOR VOICE MAIL                ***
          5. CALL FORWARDING DON'T ANSWER FOR VOICE MAIL        ***
          6. CALL FORWARDING ON CALL WAITING FOR VOICE MAIL     ***
          7. CALL WAITING                                       ***
          8. CANCEL CALL WAITING(*70)                           ***
          9. SPEED CALLING - 8 NUMBERS                          ***
          10. SPEED CALLING - 30 NUMBERS                        ***
          11. MULTI DISTINCTIVE RINGING                         ***
          12. THREE WAY CALLING                                 ***
          13. STUTTER DIAL TONE FOR VOICE MAIL                  ***
          14. VISUAL MESSAGE WAITING FOR VOICE MAIL             ***

     IV. ENHANCED CALLING FEATURES
         -------------------------


(MATERIAL DENOTED BY *** HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIALITY)

                  CUSTOMIZED SERVICES AGREEMENT  Date: 5/29/98
                             BETWEEN TCG AND OPTEL
       SCHEDULE D-4 (SAN FRANCISCO) PRICE ELEMENTS AND RATES FOR SWITCHED
                          TELECOMMUNICATIONS SERVICES


     1.  RETURN CALL(*69)                                             ***
     2.  CALLING NUMBER DELIVERY(Caller ID)                           ***
     3.  CALLING NUMBER DELIVERY BLOCK(Caller ID Block)(*67)          ***
     4.  CUSTOMER ORIGINATED CALL TRACE(*57)                          ***
     5.  PER LINE BLOCK(LINE NUMBER BLOCK IN DEFINITIONS)             ***
     6.  REPEAT DIALING(*66)                                          ***
     7.  SELECTIVE CALL ACCEPTANCE                                    ***
     8.  SELECTIVE CALL FORWARDING(*63)                               ***
     9.  SELECTIVE CALL REJECTION(*60)                                ***
     10. SELECTIVE DISTINCTIVE ALERT(*61)                             ***
     11. RETURN CALL, 2nd LVL ACTVTN                                  ***
     12. CALLING NAME DELIVERY                                        ***
     13. CALL WAITING I.D. AFTER CALL WAITING                         ***
     14. LINE NUMBER UNBLOCK(LINE UNBLOCK)(*82)                       ***
     15. LONG DISTANCE ALERT                                          ***
     16. NON-RETURN OF PRIVATE CALLS                                  ***
     17. REMOTE ACTIVATION OF CALL FORWARDING                         ***
     18. UNIDENTIFIED CALL REJECTION                                  ***

V.   VALUE ADDED CALLING FEATURES

     1.  VOICE MAIL - "Basic Call Answering" - COS 100                ***
     2.  VOICE MAIL - "Extended Call Answering" - COS 200             ***
     3.  VOICE MAIL - "Deluxe Call Answering" - COS 300               ***
     4.  VOICE MAIL - "Deluxe Multi Call Answering" - COS 400         ***

     INTERIM NUMBER PORTABILITY-RCF - TCG to ILEC                     ***
     *:1) Due to circumstances beyond TCG's control, Interim Number Portability - A) ILEC to TCG, may require a second Voice Mail box per DN.
     2) Authorization for INP - A) ILEC to TCG via Call Forwarding is to be coordinated and obtained by Reseller.

VI.  ANCILLARY SERVICES/CLEC SERVICES

1. 911/E911 - TCG provides the connection with the 911/E911 Public Safety Answering Points (PSAP) and Telecommunications Relay Services (TRS) via TCG's interconnection. Any surcharge for these services which TCG is required to collect will be billed to Reseller at TCG's cost. Reseller agrees to collect any required surcharges from its customers and remit those funds to the appropriate parties such as regulated county organizations responsible for 911 management. The charge(s) for 911/E911 Services will be limited to the NRC's set forth in the companion "911 Obligation Agreement" attached hereto at Schedule F.
2. OPERATOR ASSISTANCE - All calls requiring Operator assistance will be billed as follows:

     1.  Calling Card                                                 ***


(MATERIAL DENOTED BY *** HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIALITY)

                  CUSTOMIZED SERVICES AGREEMENT  Date: 5/29/98
                             BETWEEN TCG AND OPTEL
       SCHEDULE D-4 (SAN FRANCISCO) PRICE ELEMENTS AND RATES FOR SWITCHED
                          TELECOMMUNICATIONS SERVICES



         2.  Collect                              ***
         3.  Person to Person                     ***
         4.  3rd Party Billed to Calls            ***
         5.  Busy Line Interrupt (BLI)            ***
         6.  Busy Line Verify (BLV)               ***
         7.  Call Trace                           ***



3. DIRECTORY ASSISTANCE - All Directory Assistance calls will be billed as follows:

     1.  Local DA, 555-1212, 411 and 1+411        ***
     2.  DA - Call Completion                     ***



4. PRIVATE BRANDING OF OPERATOR AND DIRECTORY ASSISTANCE if available at the following rates:

              -----------------------------------
              Service                     Pricing
              -----------------------------------
              Operator                      ***
              Assistance
              -----------------------------------
              Directory                     ***
              Assistance
              -----------------------------------

5. DIRECTORY LISTINGS - Directory Listings for White Pages are provided by the ILEC Directory entity. *** Yellow Pages listings are not included in residential services and must be arranged separately by the end user with the Yellow Pages entity.

6. DIRECTORY LISTING COORDINATION SERVICES - TCG offers White Pages Directory Listing coordination services to the Reseller. *** If the Reseller chooses to have TCG provide such services, TCG shall use best efforts to ensure the delivery of the following Directory Listing Coordination Services, where such services are requested by Reseller from TCG, and/or where the incumbent local exchange company refuses to interface directly with Reseller for such services:

         i. NXX codes utilized by Customers are included in the general reference portions of the relevant incumbent local exchange company's directory, along with the incumbent local exchange company's own NXX codes;

         ii. Reseller installation, repair, customer service and other essential service-oriented information is included in the incumbent local exchange company's "Customer Guide" or comparable section of the applicable White Pages directory.

         iii. Reseller receives adequate notice of any directory close dates and publishing dates.


(MATERIAL DENOTED BY *** HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIALITY)

                  CUSTOMIZED SERVICES AGREEMENT  Date: 5/29/98
                             BETWEEN TCG AND OPTEL
           SCHEDULE D-4 (SAN FRANCISCO) PRICE ELEMENTS AND RATES FOR
                      SWITCHED TELECOMMUNICATIONS SERVICES


       Directory Listing Coordination Services             ***

7. DIRECTORY DISTRIBUTION - Distribution of the incumbent primary White Pages and primary Yellow Pages directories to each Customer is done at the same time and on the same basis that the incumbent local exchange service provider distributes directories to its end-users.***


8. LIDB MANAGEMENT - Provided, as necessary and if available, as part of the Service and is included in the rates quoted.

9. CARE MANAGEMENT - Provided, as necessary and if available, as part of the Service and is included in the rates quoted.

10. CLEC TO CLEC TRUNKING - Provided, as necessary and if available, as part of the Service and is included in the rates quoted.

11. CLEC TO ICO TRUNKING - Provided, as necessary and if available, as part of the Service and is included in the DN rate quoted.

12. CHOKE POINT TRUNKING - Provided, as necessary and if available, as part of the Service at no additional charge to the Reseller.

13. IXC MEET POINT TRUNKING - Provided, as necessary and if available, as part of the Service at no additional charge to the Reseller.

14. INTERCEPT AND REFERRAL ANNOUNCEMENTS - When a Customer changes its service provider from Reseller to another provider, and does not retain its original number, TCG shall provide a Referral Announcement on the abandoned telephone number which provides details on the Customer's new number or provide other appropriate information to the extent known. Appropriate Intercept Announcements indicating a temporary out-of-service condition on a Customer's line or the disconnection of a Customer shall also be provided by TCG as required. Here are the charges for Intercept and Referral Announcements:


       UP to THREE MONTHS - 90 DAYS              ***
       UP to TWELVE MONTHS - ONE YEAR            ***

VII.   OTHER NETWORK FACILITIES OR ELEMENTS

As provided for in this Agreement, Reseller and TCG may designate in a Service Supplement that TCG will be the provider of certain network facilities, elements or services which are the


(MATERIAL DENOTED BY *** HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIALITY)

                  CUSTOMIZED SERVICES AGREEMENT  Date: 5/29/98
                             BETWEEN TCG AND OPTEL
       SCHEDULE D-4 (SAN FRANCISCO) PRICE ELEMENTS AND RATES FOR SWITCHED
                          TELECOMMUNICATIONS SERVICES


responsibility of the Reseller. In such case(s), the cost of such shall be billed to the Reseller. Described below is such a service which may be provided by TCG at the request of the Reseller.

Transport from Point of Demarcation to MDU Premises - TCG will provision such transport as Resale Services (i.e. Type II) and bill Reseller on a monthly basis for those facilities. This will be agreed upon by both parties and requested in writing by the Reseller in advance of TCG order placement, if and when such services are required.

Building of Type One Access to Avoid Type Two Recurring Costs - TCG will build such Type One transport and bill Reseller for those facilities. 1) The request for a price quote for such will be put in writing by the Reseller, 2) the price for such will be identified in advance by TCG, 3) provided to the Reseller, 4) agreed upon by both parties, 5) and approved in writing by the Reseller in advance when such services are required.

VIII.     MINUTE OF USE RATES

The rates for the TCG switched services are as follows:

---------------------------------------------------------------------------------------------------------
 MARKET        DESCRIPTION         LOCAL          LOCAL          EAM            EAM            INTRALATA
                                DESCRIPTION      RATE PER    DESCRIPTION      RATE PER         RATE PER
                                                   MOU                          MOU              MOU
---------------------------------------------------------------------------------------------------------
  San              ***              ***            ***           ***            ***              ***
Francisco
---------------------------------------------------------------------------------------------------------

IX.  CUSTOMER SERVICE CENTER CALLS/TROUBLE CALLS - The rates are as follows:

---------------------------------------------------------------------------------------------
                     TYPE CALL                                                  PRICE
---------------------------------------------------------------------------------------------
Troubles found to be TCG switch or network troubles.                             ***
---------------------------------------------------------------------------------------------
Troubles found to be Reseller's troubles (beyond the                             ***
Demarcation Point).
---------------------------------------------------------------------------------------------
General Service Inquiry Calls                                                    ***
---------------------------------------------------------------------------------------------

X.   PRICING PROGRAMS

1. Feature Discount Pricing Program***

(MATERIAL DENOTED BY *** HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIALITY)

              CUSTOMIZED SERVICES AGREEMENT  Date: 5/29/98
                             BETWEEN TCG AND OPTEL
      SCHEDULE D-4 (SAN FRANCISCO) PRICE ELEMENTS AND RATES FOR SWITCHED
                          TELECOMMUNICATIONS SERVICES


***


2.  Quick Start Pricing Program***

XI.  OTHER

Summary of Key Assumptions - All recurring rates, non-recurring rates, per event rates and prices to be developed through quotations are base on the following assumptions:

1) Reseller provides the DLC. The DLC meets TCG standards and interconnection guidelines.

2) Reseller is responsible for providing, manages the implementation and maintains all on-site wiring. This includes any and all required wiring or rewiring for interconnection services from the DLC to the existing house wiring, and any and all on-campus distribution wiring to and from the telecom room to multiple buildings within the MDU complex.

3) Reseller pays for the Type Two recurring monthly costs, one time non-recurring costs, and early termination costs.


(MATERIAL DENOTED BY *** HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIALITY)

                  CUSTOMIZED SERVICES AGREEMENT  Date: 5/29/98
                             BETWEEN TCG AND OPTEL
          SCHEDULE D-5 (CHICAGO) PRICE ELEMENTS AND RATES FOR SWITCHED
                          TELECOMMUNICATIONS SERVICES

     I. ORDER ENTRY, PROVISIONING AND MOVES, ADDS AND CHANGES (MAC)- The one time, non-recurring charge (NRC) for Directory Number (DN) provisioning, Move/Add/Change (MAC) work and Primary Interchange Carrier (PIC) charges are:

         ITEM                                                 PRICE
         ----                                                 -----
          1. DN Order Entry and Provisioning for each DN       ***
          2. Additional DNs installed concurrent with 1st DN
                 for one end-user                              ***
          3. DN changes pertaining to "temporary
                 disconnect" or "warm line" service            ***
          4. MAC Order Entry and Translations per DN           ***
          5. PIC Order Entry, Changes and Translations per DN  ***
                 Multiple MAC or PIC changes on the same DN
                 included on the same service order are
                 treated as a single charge.

     II. LOCAL BASIC SERVICE - Local Basic Service includes the service elements in Schedule A, Section II. There is a fixed monthly recurring charge (MRC) for each DN in service. The MRC per DN is: ***

     III. BASIC CALLING FEATURES                               PRICE
          ----------------------                               -----
          1. CALL FORWARDING BUSY                               ***
          2. CALL FORWARDING DON'T ANSWER                       ***
          3. CALL FORWARDING VARIABLE                           ***
          4. CALL FORWARDING BUSY FOR VOICE MAIL                ***
          5. CALL FORWARDING DON'T ANSWER FOR VOICE MAIL        ***
          6. CALL FORWARDING ON CALL WAITING FOR VOICE MAIL     ***
          7. CALL WAITING                                       ***
          8. CANCEL CALL WAITING(*70)                           ***
          9. SPEED CALLING - 8 NUMBERS                          ***
          10. SPEED CALLING - 30 NUMBERS                        ***
          11. MULTI DISTINCTIVE RINGING                         ***
          12. THREE WAY CALLING                                 ***
          13. STUTTER DIAL TONE FOR VOICE MAIL                  ***
          14. VISUAL MESSAGE WAITING FOR VOICE MAIL             ***

     IV. ENHANCED CALLING FEATURES
         -------------------------


(MATERIAL DENOTED BY *** HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIALITY)

                  CUSTOMIZED SERVICES AGREEMENT  Date: 5/29/98
                             BETWEEN TCG AND OPTEL
          SCHEDULE D-5 (CHICAGO) PRICE ELEMENTS AND RATES FOR SWITCHED
                          TELECOMMUNICATIONS SERVICES


     1.  RETURN CALL(*69)                                             ***
     2.  CALLING NUMBER DELIVERY(Caller ID)                           ***
     3.  CALLING NUMBER DELIVERY BLOCK(Caller ID Block)(*67)          ***
     4.  CUSTOMER ORIGINATED CALL TRACE(*57)                          ***
     5.  LINE BLOCK(*82)                                              ***
     6.  REPEAT DIALING(*66)                                          ***
     7.  SELECTIVE CALL ACCEPTANCE                                    ***
     8.  SELECTIVE CALL FORWARDING(*63)                               ***
     9.  SELECTIVE CALL REJECTION(*60)                                ***
     10. SELECTIVE DISTINCTIVE ALERT(*61)                             ***
     11. RETURN CALL, 2nd LVL ACTVTN                                  ***
     12. CALLING NAME DELIVERY                                        ***
     13. CALL WAITING I.D. AFTER CALL WAITING                         ***
     14. LINE UNBLOCK (*82)                                           ***
     15. LONG DISTANCE ALERT (*49)                                    ***
     16. NON-RETURN OF PRIVATE CALLS                                  ***
     17. REMOTE ACTIVATION OF CALL FORWARDING                         ***
     18. UNIDENTIFIED CALL REJECTION                                  ***

V.   VALUE ADDED CALLING FEATURES

     1.  VOICE MAIL - "Basic Call Answering" - COS 100                ***
     2.  VOICE MAIL - "Extended Call Answering" - COS 200             ***
     3.  VOICE MAIL - "Deluxe Call Answering" - COS 300               ***
     4.  VOICE MAIL - "Deluxe Multi Call Answering" - COS 400         ***

     INTERIM NUMBER PORTABILITY-RCF - TCG to ILEC                     ***
     *:1) Due to circumstances beyond TCG's control, Interim Number Portability - A) ILEC to TCG, may require a second Voice Mail box per DN.
     2) Authorization for INP - A) ILEC to TCG via Call Forwarding is to be coordinated and obtained by Reseller.

VI.  ANCILLARY SERVICES/CLEC SERVICES

1. 911/E911 - TCG provides the connection with the 911/E911 Public Safety Answering Points (PSAP) and Telecommunications Relay Services (TRS) via TCG's interconnection. Any surcharge for these services which TCG is required to collect will be billed to Reseller at TCG's cost. Reseller agrees to collect any required surcharges from its customers and remit those funds to the appropriate parties such as regulated county organizations responsible for 911 management. The charge(s) for 911/E911 Services will be limited to the NRC's set forth in the companion "911 Obligation Agreement" attached hereto at Schedule F.
2. OPERATOR ASSISTANCE - All calls requiring Operator assistance will be billed as follows:

     1.  Calling Card                                                 ***
     2.  Collect                                                      ***


(MATERIAL DENOTED BY *** HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIALITY)

                  CUSTOMIZED SERVICES AGREEMENT  Date: 5/29/98
                             BETWEEN TCG AND OPTEL
          SCHEDULE D-5 (CHICAGO) PRICE ELEMENTS AND RATES FOR SWITCHED
                          TELECOMMUNICATIONS SERVICES



         3.  Person to Person                     ***
         4.  3rd Party Billed to Calls            ***
         5.  Busy Line Interrupt (BLI)            ***
         6.  Busy Line Verify (BLV)               ***
         7.  Call Trace                           ***



3. DIRECTORY ASSISTANCE - All Directory Assistance calls will be billed as follows:

     1.  Local DA, 555-1212, 411 and 1+411        ***
     2.  DA - Call Completion                     ***



4. PRIVATE BRANDING OF OPERATOR AND DIRECTORY ASSISTANCE if available at the following rates:

              -----------------------------------
              Service                     Pricing
              -----------------------------------
              Operator                      ***
              Assistance
              -----------------------------------
              Directory                     ***
              Assistance
              -----------------------------------

5. DIRECTORY LISTINGS - Directory Listings for White Pages are provided by the ILEC Directory entity. *** Yellow Pages listings are not included in residential services and must be arranged separately by the end user with the Yellow Pages entity.

6. DIRECTORY LISTING COORDINATION SERVICES - TCG offers White Pages Directory Listing coordination services to the Reseller. *** If the Reseller chooses to have TCG provide such services, TCG shall use best efforts to ensure the delivery of the following Directory Listing Coordination Services, where such services are requested by Reseller from TCG, and/or where the incumbent local exchange company refuses to interface directly with Reseller for such services:

         i. NXX codes utilized by Customers are included in the general reference portions of the relevant incumbent local exchange company's directory, along with the incumbent local exchange company's own NXX codes;

         ii. Reseller installation, repair, customer service and other essential service-oriented information is included in the incumbent local exchange company's "Customer Guide" or comparable section of the applicable White Pages directory.

         iii. Reseller receives adequate notice of any directory close dates and publishing dates.

         Directory Listing Coordination Services            ***


(MATERIAL DENOTED BY *** HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIALITY)

                  CUSTOMIZED SERVICES AGREEMENT  Date: 5/29/98
                             BETWEEN TCG AND OPTEL
              SCHEDULE D-5 (CHICAGO) PRICE ELEMENTS AND RATES FOR
                      SWITCHED TELECOMMUNICATIONS SERVICES


7. DIRECTORY DISTRIBUTION - Distribution of the incumbent primary White Pages and primary Yellow Pages directories to each Customer is done at the same time and on the same basis that the incumbent local exchange service provider distributes directories to its end-users.***


8. LIDB MANAGEMENT - Provided, as necessary and if available, as part of the Service and is included in the rates quoted.

9. CARE MANAGEMENT - Provided, as necessary and if available, as part of the Service and is included in the rates quoted.

10. CLEC TO CLEC TRUNKING - Provided, as necessary and if available, as part of the Service and is included in the rates quoted.

11. CLEC TO ICO TRUNKING - Provided, as necessary and if available, as part of the Service and is included in the DN rate quoted.

12. CHOKE POINT TRUNKING - Provided, as necessary and if available, as part of the Service at no additional charge to the Reseller.

13. IXC MEET POINT TRUNKING - Provided, as necessary and if available, as part of the Service at no additional charge to the Reseller.

14. INTERCEPT AND REFERRAL ANNOUNCEMENTS - When a Customer changes its service provider from Reseller to another provider, and does not retain its original number, TCG shall provide a Referral Announcement on the abandoned telephone number which provides details on the Customer's new number or provide other appropriate information to the extent known. Appropriate Intercept Announcements indicating a temporary out-of-service condition on a Customer's line or the disconnection of a Customer shall also be provided by TCG as required. Here are the charges for Intercept and Referral Announcements:


       UP to THREE MONTHS - 90 DAYS              ***
       UP to TWELVE MONTHS - ONE YEAR            ***

VII.   OTHER NETWORK FACILITIES OR ELEMENTS

As provided for in this Agreement, Reseller and TCG may designate in a Service Supplement that TCG will be the provider of certain network facilities, elements or services which are the responsibility of the Reseller. In such case(s), the cost of such shall be billed to the Reseller.


(MATERIAL DENOTED BY *** HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIALITY)

                  CUSTOMIZED SERVICES AGREEMENT  Date: 5/29/98
                             BETWEEN TCG AND OPTEL
          SCHEDULE D-5 (CHICAGO) PRICE ELEMENTS AND RATES FOR SWITCHED
                          TELECOMMUNICATIONS SERVICES


Described below is such a service which may be provided by TCG at the request of the Reseller.

Transport from Point of Demarcation to MDU Premises - TCG will provision such transport as Resale Services (i.e. Type II) and bill Reseller on a monthly basis for those facilities. This will be agreed upon by both parties and requested in writing by the Reseller in advance of TCG order placement, if and when such services are required.

Building of Type One Access to Avoid Type Two Recurring Costs - TCG will build such Type One transport and bill Reseller for those facilities. 1) The request for a price quote for such will be put in writing by the Reseller, 2) the price for such will be identified in advance by TCG, 3) provided to the Reseller, 4) agreed upon by both parties, 5) and approved in writing by the Reseller in advance when such services are required.

VIII.     MINUTE OF USE RATES

The rates for the TCG switched services are as follows:

---------------------------------------------------------------------------------------------------------
 MARKET        DESCRIPTION         LOCAL          LOCAL          EAM            EAM            INTRALATA
                                DESCRIPTION      RATE PER    DESCRIPTION      RATE PER         RATE PER
                                                   MOU                          MOU              MOU
---------------------------------------------------------------------------------------------------------
Chicago            ***              ***            ***           ***            ***              ***
---------------------------------------------------------------------------------------------------------

IX.  CUSTOMER SERVICE CENTER CALLS/TROUBLE CALLS - The rates are as follows:

---------------------------------------------------------------------------------------------
                     TYPE CALL                                                  PRICE
---------------------------------------------------------------------------------------------
Troubles found to be TCG switch or network troubles.                             ***
---------------------------------------------------------------------------------------------
Troubles found to be Reseller's troubles (beyond the                             ***
Demarcation Point).
---------------------------------------------------------------------------------------------
General Service Inquiry Calls                                                    ***
---------------------------------------------------------------------------------------------

X.   PRICING PROGRAMS

1. Feature Discount Pricing Program ***

(MATERIAL DENOTED BY *** HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIALITY)

                  CUSTOMIZED SERVICES AGREEMENT  Date: 5/29/98
                             BETWEEN TCG AND OPTEL
          SCHEDULE D-5 (CHICAGO) PRICE ELEMENTS AND RATES FOR SWITCHED
                          TELECOMMUNICATIONS SERVICES


***


2.  Quick Start Pricing Program***

XI.  OTHER

Summary of Key Assumptions - All recurring rates, non-recurring rates, per event rates and prices to be developed through quotations are base on the following assumptions:

1) Reseller provides the DLC. The DLC meets TCG standards and interconnection guidelines.

2) Reseller is responsible for providing, manages the implementation and maintains all on-site wiring. This includes any and all required wiring or rewiring for interconnection services from the DLC to the existing house wiring, and any and all on-campus distribution wiring to and from the telecom room to multiple buildings within the MDU complex.

3) Reseller pays for the Type Two recurring monthly costs, one time non-recurring costs, and early termination costs.


(MATERIAL DENOTED BY *** HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIALITY)

                  CUSTOMIZED SERVICES AGREEMENT  Date: 5/29/98
                             BETWEEN TCG AND OPTEL
          SCHEDULE D-6 (DENVER) PRICE ELEMENTS AND RATES FOR SWITCHED
                          TELECOMMUNICATIONS SERVICES

     I. ORDER ENTRY, PROVISIONING AND MOVES, ADDS AND CHANGES (MAC)- The one time, non-recurring charge (NRC) for Directory Number (DN) provisioning, Move/Add/Change (MAC) work and Primary Interchange Carrier (PIC) charges are:

         ITEM                                                 PRICE
         ----                                                 -----
          1. DN Order Entry and Provisioning for each DN       ***
          2. Additional DNs installed concurrent with 1st DN
                 for one end-user                              ***
          3. DN changes pertaining to "temporary
                 disconnect" or "warm line" service            ***
          4. MAC Order Entry and Translations per DN           ***
          5. PIC Order Entry, Changes and Translations per DN  ***
                 Multiple MAC or PIC changes on the same DN
                 included on the same service order are
                 treated as a single charge.

     II. LOCAL BASIC SERVICE - Local Basic Service includes the service elements in Schedule A, Section II. There is a fixed monthly recurring charge (MRC) for each DN in service. The MRC per DN is: ***

     III. BASIC CALLING FEATURES                               PRICE
          ----------------------                               -----
          1. CALL FORWARDING BUSY                               ***
          2. CALL FORWARDING DON'T ANSWER                       ***
          3. CALL FORWARDING VARIABLE                           ***
          4. CALL FORWARDING BUSY FOR VOICE MAIL                ***
          5. CALL FORWARDING DON'T ANSWER FOR VOICE MAIL        ***
          6. CALL FORWARDING ON CALL WAITING FOR VOICE MAIL     ***
          7. CALL WAITING                                       ***
          8. CANCEL CALL WAITING(*70)                           ***
          9. SPEED CALLING - 8 NUMBERS                          ***
          10. SPEED CALLING - 30 NUMBERS                        ***
          11. MULTI DISTINCTIVE RINGING                         ***
          12. THREE WAY CALLING                                 ***
          13. STUTTER DIAL TONE FOR VOICE MAIL                  ***
          14. VISUAL MESSAGE WAITING FOR VOICE MAIL             ***

     IV. ENHANCED CALLING FEATURES
         -------------------------


(MATERIAL DENOTED BY *** HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIALITY)

                  CUSTOMIZED SERVICES AGREEMENT  Date: 5/29/98
                             BETWEEN TCG AND OPTEL
          SCHEDULE D-6 (DENVER) PRICE ELEMENTS AND RATES FOR SWITCHED
                          TELECOMMUNICATIONS SERVICES


     1.  RETURN CALL(*69)                                             ***
     2.  CALLING NUMBER DELIVERY(Caller ID)                           ***
     3.  CALLING NUMBER DELIVERY BLOCK(Caller ID Block)(*67)          ***
     4.  CUSTOMER ORIGINATED CALL TRACE(*57)                          ***
     5.  LINE BLOCK(*82)                                              ***
     6.  REPEAT DIALING(*66)                                          ***
     7.  SELECTIVE CALL ACCEPTANCE                                    ***
     8.  SELECTIVE CALL FORWARDING(*63)                               ***
     9.  SELECTIVE CALL REJECTION(*60)                                ***
     10. SELECTIVE DISTINCTIVE ALERT(*61)                             ***
     11. RETURN CALL, 2nd LVL ACTVTN                                  ***
     12. CALLING NAME DELIVERY                                        ***
     13. CALL WAITING I.D. AFTER CALL WAITING                         ***
     14. LINE UNBLOCK(*82)                                            ***
     15. LONG DISTANCE ALERT(*49)                                     ***
     16. NON-RETURN OF PRIVATE CALLS                                  ***
     17. REMOTE ACTIVATION OF CALL FORWARDING                         ***
     18. UNIDENTIFIED CALL REJECTION                                  ***

V.   VALUE ADDED CALLING FEATURES

     1.  VOICE MAIL - "Basic Call Answering" - COS 100                ***
     2.  VOICE MAIL - "Extended Call Answering" - COS 200             ***
     3.  VOICE MAIL - "Deluxe Call Answering" - COS 300               ***
     4.  VOICE MAIL - "Deluxe Multi Call Answering" - COS 400         ***

     INTERIM NUMBER PORTABILITY-RCF - TCG to ILEC                     ***
     *:1) Due to circumstances beyond TCG's control, Interim Number Portability - A) ILEC to TCG, may require a second Voice Mail box per DN.
     2) Authorization for INP - A) ILEC to TCG via Call Forwarding is to be coordinated and obtained by Reseller.

VI.  ANCILLARY SERVICES/CLEC SERVICES

1. 911/E911 - TCG provides the connection with the 911/E911 Public Safety Answering Points (PSAP) and Telecommunications Relay Services (TRS) via TCG's interconnection. Any surcharge for these services which TCG is required to collect will be billed to Reseller at TCG's cost. Reseller agrees to collect any required surcharges from its customers and remit those funds to the appropriate parties such as regulated county organizations responsible for 911 management. The charge(s) for 911/E911 Services will be limited to the NRC's set forth in the companion "911 Obligation Agreement" attached hereto at Schedule F.
2. OPERATOR ASSISTANCE - All calls requiring Operator assistance will be billed as follows:

     1.  Calling Card                                                 ***
     2.  Collect                                                      ***


(MATERIAL DENOTED BY *** HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIALITY)

                  CUSTOMIZED SERVICES AGREEMENT  Date: 5/29/98
                             BETWEEN TCG AND OPTEL
          SCHEDULE D-6 (DENVER) PRICE ELEMENTS AND RATES FOR SWITCHED
                          TELECOMMUNICATIONS SERVICES


         3.  Person to Person                     ***
         4.  3rd Party Billed to Calls            ***
         5.  Busy Line Interrupt (BLI)            ***
         6.  Busy Line Verify (BLV)               ***
         7.  Call Trace                           ***



3. DIRECTORY ASSISTANCE - All Directory Assistance calls will be billed as follows:

     1.  Local DA, 555-1212, 411 and 1+411        ***
     2.  DA - Call Completion                     ***



4. PRIVATE BRANDING OF OPERATOR AND DIRECTORY ASSISTANCE if available at the following rates:

              -----------------------------------
              Service                     Pricing
              -----------------------------------
              Operator                      ***
              Assistance
              -----------------------------------
              Directory                     ***
              Assistance
              -----------------------------------

5. DIRECTORY LISTINGS - Directory Listings for White Pages are provided by the ILEC Directory entity. *** Yellow Pages listings are not included in residential services and must be arranged separately by the end user with the Yellow Pages entity.

6. DIRECTORY LISTING COORDINATION SERVICES - TCG offers White Pages Directory Listing coordination services to the Reseller. *** If the Reseller chooses to have TCG provide such services, TCG shall use best efforts to ensure the delivery of the following Directory Listing Coordination Services, where such services are requested by Reseller from TCG, and/or where the incumbent local exchange company refuses to interface directly with Reseller for such services:

         i. NXX codes utilized by Customers are included in the general reference portions of the relevant incumbent local exchange company's directory, along with the incumbent local exchange company's own NXX codes;

         ii. Reseller installation, repair, customer service and other essential service-oriented information is included in the incumbent local exchange company's "Customer Guide" or comparable section of the applicable White Pages directory.

         iii. Reseller receives adequate notice of any directory close dates and publishing dates.

         Directory Listing Coordination Services            ***


(MATERIAL DENOTED BY *** HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIALITY)

                  CUSTOMIZED SERVICES AGREEMENT  Date: 5/29/98
                             BETWEEN TCG AND OPTEL
          SCHEDULE D-6 (DENVER) PRICE ELEMENTS AND RATES FOR SWITCHED
                          TELECOMMUNICATIONS SERVICES


7. DIRECTORY DISTRIBUTION - Distribution of the incumbent primary White Pages and primary Yellow Pages directories to each Customer is done at the same time and on the same basis that the incumbent local exchange service provider distributes directories to its end-users.***


8. LIDB MANAGEMENT - Provided, as necessary and if available, as part of the Service and is included in the rates quoted.

9. CARE MANAGEMENT - Provided, as necessary and if available, as part of the Service and is included in the rates quoted.

10. CLEC TO CLEC TRUNKING - Provided, as necessary and if available, as part of the Service and is included in the rates quoted.

11. CLEC TO ICO TRUNKING - Provided, as necessary and if available, as part of the Service and is included in the DN rate quoted.

12. CHOKE POINT TRUNKING - Provided, as necessary and if available, as part of the Service at no additional charge to the Reseller.

13. IXC MEET POINT TRUNKING - Provided, as necessary and if available, as part of the Service at no additional charge to the Reseller.

14. INTERCEPT AND REFERRAL ANNOUNCEMENTS - When a Customer changes its service provider from Reseller to another provider, and does not retain its original number, TCG shall provide a Referral Announcement on the abandoned telephone number which provides details on the Customer's new number or provide other appropriate information to the extent known. Appropriate Intercept Announcements indicating a temporary out-of-service condition on a Customer's line or the disconnection of a Customer shall also be provided by TCG as required. Here are the charges for Intercept and Referral Announcements:


       UP to THREE MONTHS - 90 DAYS              ***
       UP to TWELVE MONTHS - ONE YEAR            ***

VII.   OTHER NETWORK FACILITIES OR ELEMENTS

As provided for in this Agreement, Reseller and TCG may designate in a Service Supplement that TCG will be the provider of certain network facilities, elements or services which are the responsibility of the Reseller. In such case(s), the cost of such shall be billed to the Reseller.


(MATERIAL DENOTED BY *** HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIALITY)

                  CUSTOMIZED SERVICES AGREEMENT  Date: 5/29/98
                             BETWEEN TCG AND OPTEL
          SCHEDULE D-6 (DENVER) PRICE ELEMENTS AND RATES FOR SWITCHED
                          TELECOMMUNICATIONS SERVICES


Described below is such a service which may be provided by TCG at the request of the Reseller.

Transport from Point of Demarcation to MDU Premises - TCG will provision such transport as Resale Services (i.e. Type II) and bill Reseller on a monthly basis for those facilities. This will be agreed upon by both parties and requested in writing by the Reseller in advance of TCG order placement, if and when such services are required.

Building of Type One Access to Avoid Type Two Recurring Costs - TCG will build such Type One transport and bill Reseller for those facilities. 1) The request for a price quote for such will be put in writing by the Reseller, 2) the price for such will be identified in advance by TCG, 3) provided to the Reseller, 4) agreed upon by both parties, 5) and approved in writing by the Reseller in advance when such services are required.

VIII.     MINUTE OF USE RATES

The rates for the TCG switched services are as follows:

---------------------------------------------------------------------------------------------------------
 MARKET        DESCRIPTION         LOCAL          LOCAL          EAM            EAM            INTRALATA
                                DESCRIPTION      RATE PER    DESCRIPTION      RATE PER         RATE PER
                                                   MOU                          MOU              MOU
---------------------------------------------------------------------------------------------------------
Denver             ***              ***            ***           ***            ***              ***
---------------------------------------------------------------------------------------------------------

IX.  CUSTOMER SERVICE CENTER CALLS/TROUBLE CALLS - The rates are as follows:

---------------------------------------------------------------------------------------------
                     TYPE CALL                                                  PRICE
---------------------------------------------------------------------------------------------
Troubles found to be TCG switch or network troubles.                             ***
---------------------------------------------------------------------------------------------
Troubles found to be Reseller's troubles (beyond the                             ***
Demarcation Point).
---------------------------------------------------------------------------------------------
General Service Inquiry Calls                                                    ***
---------------------------------------------------------------------------------------------

X.   PRICING PROGRAMS

1. Feature Discount Pricing Program ***

(MATERIAL DENOTED BY *** HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIALITY)

                  CUSTOMIZED SERVICES AGREEMENT  Date: 5/29/98
                             BETWEEN TCG AND OPTEL
          SCHEDULE D-6 (DENVER) PRICE ELEMENTS AND RATES FOR SWITCHED
                          TELECOMMUNICATIONS SERVICES

***


2.  Quick Start Pricing Program***

XI.  OTHER

Summary of Key Assumptions - All recurring rates, non-recurring rates, per event rates and prices to be developed through quotations are base on the following assumptions:

1) Reseller provides the DLC. The DLC meets TCG standards and interconnection guidelines.

2) Reseller is responsible for providing, manages the implementation and maintains all on-site wiring. This includes any and all required wiring or rewiring for interconnection services from the DLC to the existing house wiring, and any and all on-campus distribution wiring to and from the telecom room to multiple buildings within the MDU complex.

3) Reseller pays for the Type Two recurring monthly costs, one time non-recurring costs, and early termination costs.


(MATERIAL DENOTED BY *** HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIALITY)

                  CUSTOMIZED SERVICES AGREEMENT  Date: 5/29/98
                             BETWEEN TCG AND OPTEL
          SCHEDULE D-7 (PHOENIX) PRICE ELEMENTS AND RATES FOR SWITCHED
                          TELECOMMUNICATIONS SERVICES

     I. ORDER ENTRY, PROVISIONING AND MOVES, ADDS AND CHANGES (MAC)- The one time, non-recurring charge (NRC) for Directory Number (DN) provisioning, Move/Add/Change (MAC) work and Primary Interchange Carrier (PIC) charges are:

         ITEM                                                 PRICE
         ----                                                 -----
          1. DN Order Entry and Provisioning for each DN       ***
          2. Additional DNs installed concurrent with 1st DN
                 for one end-user                              ***
          3. DN changes pertaining to "temporary
                 disconnect" or "warm line" service            ***
          4. MAC Order Entry and Translations per DN           ***
          5. PIC Order Entry, Changes and Translations per DN  ***
                 Multiple MAC or PIC changes on the same DN
                 included on the same service order are
                 treated as a single charge.

     II. LOCAL BASIC SERVICE - Local Basic Service includes the service elements in Schedule A, Section II. There is a fixed monthly recurring charge (MRC) for each DN in service. The MRC per DN is: ***

     III. BASIC CALLING FEATURES                               PRICE
          ----------------------                               -----
          1. CALL FORWARDING BUSY                               ***
          2. CALL FORWARDING DON'T ANSWER                       ***
          3. CALL FORWARDING VARIABLE                           ***
          4. CALL FORWARDING BUSY FOR VOICE MAIL                ***
          5. CALL FORWARDING DON'T ANSWER FOR VOICE MAIL        ***
          6. CALL FORWARDING ON CALL WAITING FOR VOICE MAIL     ***
          7. CALL WAITING                                       ***
          8. CANCEL CALL WAITING(*70)                           ***
          9. SPEED CALLING - 8 NUMBERS                          ***
          10. SPEED CALLING - 30 NUMBERS                        ***
          11. MULTI DISTINCTIVE RINGING                         ***
          12. THREE WAY CALLING                                 ***
          13. STUTTER DIAL TONE FOR VOICE MAIL                  ***
          14. VISUAL MESSAGE WAITING FOR VOICE MAIL             ***

     IV. ENHANCED CALLING FEATURES
         -------------------------


(MATERIAL DENOTED BY *** HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIALITY)

                  CUSTOMIZED SERVICES AGREEMENT  Date: 5/29/98
                             BETWEEN TCG AND OPTEL
          SCHEDULE D-7 (PHOENIX) PRICE ELEMENTS AND RATES FOR SWITCHED
                          TELECOMMUNICATIONS SERVICES


     1.  RETURN CALL(*69)                                             ***
     2.  CALLING NUMBER DELIVERY(Caller ID)                           ***
     3.  CALLING NUMBER DELIVERY BLOCK(Caller ID Block)(*67)          ***
     4.  CUSTOMER ORIGINATED CALL TRACE(*57)                          ***
     5.  LINE BLOCK(*82)                                              ***
     6.  REPEAT DIALING(*66)                                          ***
     7.  SELECTIVE CALL ACCEPTANCE                                    ***
     8.  SELECTIVE CALL FORWARDING(*63)                               ***
     9.  SELECTIVE CALL REJECTION(*60)                                ***
     10. SELECTIVE DISTINCTIVE ALERT(*61)                             ***
     11. RETURN CALL, 2nd LVL ACTVTN                                  ***
     12. CALLING NAME DELIVERY                                        ***
     13. CALL WAITING I.D. AFTER CALL WAITING                         ***
     14. LINE UNBLOCK(*82)                                            ***
     15. LONG DISTANCE ALERT(*49)                                     ***
     16. NON-RETURN OF PRIVATE CALLS                                  ***
     17. REMOTE ACTIVATION OF CALL FORWARDING                         ***
     18. UNIDENTIFIED CALL REJECTION                                  ***

V.   VALUE ADDED CALLING FEATURES

     1.  VOICE MAIL - "Basic Call Answering" - COS 100                ***
     2.  VOICE MAIL - "Extended Call Answering" - COS 200             ***
     3.  VOICE MAIL - "Deluxe Call Answering" - COS 300               ***
     4.  VOICE MAIL - "Deluxe Multi Call Answering" - COS 400         ***

     INTERIM NUMBER PORTABILITY-RCF - TCG to ILEC                     ***
     *:1) Due to circumstances beyond TCG's control, Interim Number Portability - A) ILEC to TCG, may require a second Voice Mail box per DN.
     2) Authorization for INP - A) ILEC to TCG via Call Forwarding is to be coordinated and obtained by Reseller.

VI.  ANCILLARY SERVICES/CLEC SERVICES

1. 911/E911 - TCG provides the connection with the 911/E911 Public Safety Answering Points (PSAP) and Telecommunications Relay Services (TRS) via TCG's interconnection. Any surcharge for these services which TCG is required to collect will be billed to Reseller at TCG's cost. Reseller agrees to collect any required surcharges from its customers and remit those funds to the appropriate parties such as regulated county organizations responsible for 911 management. The charge(s) for 911/E911 Services will be limited to the NRC's set forth in the companion "911 Obligation Agreement" attached hereto at Schedule F.
2. OPERATOR ASSISTANCE - All calls requiring Operator assistance will be billed as follows:

     1.  Calling Card                                                 ***
     2.  Collect                                                      ***


(MATERIAL DENOTED BY *** HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIALITY)

                  CUSTOMIZED SERVICES AGREEMENT  Date: 5/29/98
                             BETWEEN TCG AND OPTEL
          SCHEDULE D-7 (PHOENIX) PRICE ELEMENTS AND RATES FOR SWITCHED
                          TELECOMMUNICATIONS SERVICES



         3.  Person to Person                     ***
         4.  3rd Party Billed to Calls            ***
         5.  Busy Line Interrupt (BLI)            ***
         6.  Busy Line Verify (BLV)               ***
         7.  Call Trace                           ***



3. DIRECTORY ASSISTANCE - All Directory Assistance calls will be billed as follows:

     1.  Local DA, 555-1212, 411 and 1+411        ***
     2.  DA - Call Completion                     ***



4. PRIVATE BRANDING OF OPERATOR AND DIRECTORY ASSISTANCE if available at the following rates:

              -----------------------------------
              Service                     Pricing
              -----------------------------------
              Operator                      ***
              Assistance
              -----------------------------------
              Directory                     ***
              Assistance
              -----------------------------------

       5. DIRECTORY LISTINGS - Directory Listings for White Pages are provided by the ILEC Directory entity. *** Yellow Pages listings are not included in residential services and must be arranged separately by the end user with the Yellow Pages entity.

6. DIRECTORY LISTING COORDINATION SERVICES - TCG offers White Pages Directory Listing coordination services to the Reseller. *** If the Reseller chooses to have TCG provide such services, TCG shall use best efforts to ensure the delivery of the following Directory Listing Coordination Services, where such services are requested by Reseller from TCG, and/or where the incumbent local exchange company refuses to interface directly with Reseller for such services:

         i. NXX codes utilized by Customers are included in the general reference portions of the relevant incumbent local exchange company's directory, along with the incumbent local exchange company's own NXX codes;

         ii. Reseller installation, repair, customer service and other essential service-oriented information is included in the incumbent local exchange company's "Customer Guide" or comparable section of the applicable White Pages directory.

         iii. Reseller receives adequate notice of any directory close dates and publishing dates.

         Directory Listing Coordination Services            ***


(MATERIAL DENOTED BY *** HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO APPLICATION FOR CONFIDENTIALITY)

                  CUSTOMIZED SERVICES AGREEMENT  Date: 5/29/98
                             BETWEEN TCG AND OPTEL
          SCHEDULE D-7 (PHOENIX) PRICE ELEMENTS AND RATES FOR SWITCHED
                          TELECOMMUNICATIONS SERVICES


7. DIRECTORY DISTRIBUTION - Distribution of the incumbent primary White Pages and primary Yellow Pages directories to each Customer is done at the same time and on the same basis that the incumbent local exchange service provider distributes directories to its end-users.***


8. LIDB MANAGEMENT - Provided, as necessary and if available, as part of the Service and is included in the rates quoted.

9. CARE MANAGEMENT - Provided, as necessary and if available, as part of the Service and is included in the rates quoted.

10. CLEC TO CLEC TRUNKING - Provided, as necessary and if available, as part of the Service and is included in the rates quoted.

11. CLEC TO ICO TRUNKING - Provided, as necessary and if available, as part of the Service and is included in the DN rate quoted.

12. CHOKE POINT TRUNKING - Provided, as necessary and if available, as part of the Service at no additional charge to the Reseller.

13. IXC MEET POINT TRUNKING - Provided, as necessary and if available, as part of the Service at no additional charge to the Reseller.

14. INTERCEPT AND REFERRAL ANNOUNCEMENTS - When a Customer changes its service provider from Reseller to another provider, and does not retain its original number, TCG shall provide a Referral Announcement on the abandoned telephone number which provides details on the Customer's new number or provide other appropriate information to the extent known. Appropriate Intercept Announcements indicating a temporary out-of-service condition on a Customer's line or the disconnection of a Customer shall also be provided by TCG as required. Here are the charges for Intercept and Referral Announcements:


       UP to THREE MONTHS - 90 DAYS              ***
       UP to TWELVE MONTHS - ONE YEAR            ***

VII.   OTHER NETWORK FACILITIES OR ELEMENTS

As provided for in this Agreement, Reseller and TCG may designate in a Service Supplement that TCG will be the provider of certain network facilities, elements or services which are the responsibility of the Reseller. In such case(s), the cost of such shall be billed to the Reseller.


(MATERIAL DENOTED BY *** HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIALITY)

                  CUSTOMIZED SERVICES AGREEMENT  Date: 5/29/98
                             BETWEEN TCG AND OPTEL
          SCHEDULE D-7 (PHOENIX) PRICE ELEMENTS AND RATES FOR SWITCHED
                          TELECOMMUNICATIONS SERVICES


Described below is such a service which may be provided by TCG at the request of the Reseller.

Transport from Point of Demarcation to MDU Premises - TCG will provision such transport as Resale Services (i.e. Type II) and bill Reseller on a monthly basis for those facilities. This will be agreed upon by both parties and requested in writing by the Reseller in advance of TCG order placement, if and when such services are required.

Building of Type One Access to Avoid Type Two Recurring Costs - TCG will build such Type One transport and bill Reseller for those facilities. 1) The request for a price quote for such will be put in writing by the Reseller, 2) the price for such will be identified in advance by TCG, 3) provided to the Reseller, 4) agreed upon by both parties, 5) and approved in writing by the Reseller in advance when such services are required.

VIII.     MINUTE OF USE RATES

The rates for the TCG switched services are as follows:

---------------------------------------------------------------------------------------------------------
 MARKET        DESCRIPTION         LOCAL          LOCAL          EAM            EAM            INTRALATA
                                DESCRIPTION      RATE PER    DESCRIPTION      RATE PER         RATE PER
                                                   MOU                          MOU               MOU
---------------------------------------------------------------------------------------------------------
Phoenix            ***              ***            ***           ***            ***              ***
---------------------------------------------------------------------------------------------------------

IX.  CUSTOMER SERVICE CENTER CALLS/TROUBLE CALLS - The rates are as follows:

---------------------------------------------------------------------------------------------
                     TYPE CALL                                                  PRICE
---------------------------------------------------------------------------------------------
Troubles found to be TCG switch or network troubles.                             ***
---------------------------------------------------------------------------------------------
Troubles found to be Reseller's troubles (beyond the                             ***
Demarcation Point).
---------------------------------------------------------------------------------------------
General Service Inquiry Calls                                                    ***
---------------------------------------------------------------------------------------------

X.   PRICING PROGRAMS

1. Feature Discount Pricing Program ***

(MATERIAL DENOTED BY *** HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIALITY)

                  CUSTOMIZED SERVICES AGREEMENT  Date: 5/29/98
                             BETWEEN TCG AND OPTEL
          SCHEDULE D-7 (PHOENIX) PRICE ELEMENTS AND RATES FOR SWITCHED
                          TELECOMMUNICATIONS SERVICES


***


2.  Quick Start Pricing Program***


XI.  OTHER

Summary of Key Assumptions - All recurring rates, non-recurring rates, per event rates and prices to be developed through quotations are base on the following assumptions:

1) Reseller provides the DLC. The DLC meets TCG standards and interconnection guidelines.

2) Reseller is responsible for providing, manages the implementation and maintains all on-site wiring. This includes any and all required wiring or rewiring for interconnection services from the DLC to the existing house wiring, and any and all on-campus distribution wiring to and from the telecom room to multiple buildings within the MDU complex.

3) Reseller pays for the Type Two recurring monthly costs, one time non-recurring costs, and early termination costs.


(MATERIAL DENOTED BY *** HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIALITY)

                  CUSTOMIZED SERVICES AGREEMENT  Date: 5/29/98
                             BETWEEN TCG AND OPTEL
       SCHEDULE D-8 (INDIANAPOLIS) PRICE ELEMENTS AND RATES FOR SWITCHED
                          TELECOMMUNICATIONS SERVICES

     I. ORDER ENTRY, PROVISIONING AND MOVES, ADDS AND CHANGES (MAC)- The one time, non-recurring charge (NRC) for Directory Number (DN) provisioning, Move/Add/Change (MAC) work and Primary Interchange Carrier (PIC) charges are:

         ITEM                                                 PRICE
         ----                                                 -----
          1. DN Order Entry and Provisioning for each DN       ***
          2. Additional DNs installed concurrent with 1st DN
                 for one end-user                              ***
          3. DN changes pertaining to "temporary
                 disconnect" or "warm line" service            ***
          4. MAC Order Entry and Translations per DN           ***
          5. PIC Order Entry, Changes and Translations per DN  ***
                 Multiple MAC or PIC changes on the same DN
                 included on the same service order are
                 treated as a single charge.

     II. LOCAL BASIC SERVICE - Local Basic Service includes the service elements in Schedule A, Section II. There is a fixed monthly recurring charge (MRC) for each DN in service. The MRC per DN is: ***

     III. BASIC CALLING FEATURES                               PRICE
          ----------------------                               -----
          1. CALL FORWARDING BUSY                               ***
          2. CALL FORWARDING DON'T ANSWER                       ***
          3. CALL FORWARDING VARIABLE                           ***
          4. CALL FORWARDING BUSY FOR VOICE MAIL                ***
          5. CALL FORWARDING DON'T ANSWER FOR VOICE MAIL        ***
          6. CALL FORWARDING ON CALL WAITING FOR VOICE MAIL     ***
          7. CALL WAITING                                       ***
          8. CANCEL CALL WAITING(*70)                           ***
          9. SPEED CALLING - 8 NUMBERS                          ***
          10. SPEED CALLING - 30 NUMBERS                        ***
          11. MULTI DISTINCTIVE RINGING                         ***
          12. THREE WAY CALLING                                 ***
          13. STUTTER DIAL TONE FOR VOICE MAIL                  ***
          14. VISUAL MESSAGE WAITING FOR VOICE MAIL             ***

     IV. ENHANCED CALLING FEATURES
         -------------------------


(MATERIAL DENOTED BY *** HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIALITY)

                  CUSTOMIZED SERVICES AGREEMENT  Date: 5/29/98
                             BETWEEN TCG AND OPTEL
       SCHEDULE D-8 (INDIANAPOLIS) PRICE ELEMENTS AND RATES FOR SWITCHED
                          TELECOMMUNICATIONS SERVICES


     1.  RETURN CALL(*69)                                             ***
     2.  CALLING NUMBER DELIVERY(Caller ID)                           ***
     3.  CALLING NUMBER DELIVERY BLOCK(Caller ID Block)(*67)          ***
     4.  CUSTOMER ORIGINATED CALL TRACE(*57)                          ***
     5.  LINE BLOCK(*82)                                              ***
     6.  REPEAT DIALING(*66)                                          ***
     7.  SELECTIVE CALL ACCEPTANCE                                    ***
     8.  SELECTIVE CALL FORWARDING(*63)                               ***
     9.  SELECTIVE CALL REJECTION(*60)                                ***
     10. SELECTIVE DISTINCTIVE ALERT(*61)                             ***
     11. RETURN CALL, 2nd LVL ACTVTN                                  ***
     12. CALLING NAME DELIVERY                                        ***
     13. CALL WAITING I.D. AFTER CALL WAITING                         ***
     14. LINE UNBLOCK (*82)                                           ***
     15. LONG DISTANCE ALERT (*49)                                    ***
     16. NON-RETURN OF PRIVATE CALLS                                  ***
     17. REMOTE ACTIVATION OF CALL FORWARDING                         ***
     18. UNIDENTIFIED CALL REJECTION                                  ***

V.   VALUE ADDED CALLING FEATURES

     1.  VOICE MAIL - "Basic Call Answering" - COS 100                ***
     2.  VOICE MAIL - "Extended Call Answering" - COS 200             ***
     3.  VOICE MAIL - "Deluxe Call Answering" - COS 300               ***
     4.  VOICE MAIL - "Deluxe Multi Call Answering" - COS 400         ***

     INTERIM NUMBER PORTABILITY-RCF - TCG to ILEC                     ***
     *:1) Due to circumstances beyond TCG's control, Interim Number Portability - A) ILEC to TCG, may require a second Voice Mail box per DN.
     2) Authorization for INP - A) ILEC to TCG via Call Forwarding is to be coordinated and obtained by Reseller.

VI.  ANCILLARY SERVICES/CLEC SERVICES

1. 911/E911 - TCG provides the connection with the 911/E911 Public Safety Answering Points (PSAP) and Telecommunications Relay Services (TRS) via TCG's interconnection. Any surcharge for these services which TCG is required to collect will be billed to Reseller at TCG's cost. Reseller agrees to collect any required surcharges from its customers and remit those funds to the appropriate parties such as regulated county organizations responsible for 911 management. The charge(s) for 911/E911 Services will be limited to the NRC's set forth in the companion "911 Obligation Agreement" attached hereto at Schedule F.
2. OPERATOR ASSISTANCE - All calls requiring Operator assistance will be billed as follows:

     1.  Calling Card                                                 ***
     2.  Collect                                                      ***


(MATERIAL DENOTED BY *** HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIALITY)

                  CUSTOMIZED SERVICES AGREEMENT  Date: 5/29/98
                             BETWEEN TCG AND OPTEL
       SCHEDULE D-8 (INDIANAPOLIS) PRICE ELEMENTS AND RATES FOR SWITCHED
                          TELECOMMUNICATIONS SERVICES



         3.  Person to Person                     ***
         4.  3rd Party Billed to Calls            ***
         5.  Busy Line Interrupt (BLI)            ***
         6.  Busy Line Verify (BLV)               ***
         7.  Call Trace                           ***



3. DIRECTORY ASSISTANCE - All Directory Assistance calls will be billed as follows:

     1.  Local DA, 555-1212, 411 and 1+411        ***
     2.  DA - Call Completion                     ***



4. PRIVATE BRANDING OF OPERATOR AND DIRECTORY ASSISTANCE if available at the following rates:

              -----------------------------------
              Service                     Pricing
              -----------------------------------
              Operator                      ***
              Assistance
              -----------------------------------
              Directory                     ***
              Assistance
              -----------------------------------

5. DIRECTORY LISTINGS - Directory Listings for White Pages are provided by the ILEC Directory entity. *** Yellow Pages listings are not included in residential services and must be arranged separately by the end user with the Yellow Pages entity.

6. DIRECTORY LISTING COORDINATION SERVICES - TCG offers White Pages Directory Listing coordination services to the Reseller. *** If the Reseller chooses to have TCG provide such services, TCG shall use best efforts to ensure the delivery of the following Directory Listing Coordination Services, where such services are requested by Reseller from TCG, and/or where the incumbent local exchange company refuses to interface directly with Reseller for such services:

         i. NXX codes utilized by Customers are included in the general reference portions of the relevant incumbent local exchange company's directory, along with the incumbent local exchange company's own NXX codes;

         ii. Reseller installation, repair, customer service and other essential service-oriented information is included in the incumbent local exchange company's "Customer Guide" or comparable section of the applicable White Pages directory.

         iii. Reseller receives adequate notice of any directory close dates and publishing dates.

         Directory Listing Coordination Services            ***


(MATERIAL DENOTED BY *** HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIALITY)

                  CUSTOMIZED SERVICES AGREEMENT  Date: 5/29/98
                             BETWEEN TCG AND OPTEL
       SCHEDULE D-8 (INDIANAPOLIS) PRICE ELEMENTS AND RATES FOR SWITCHED
                          TELECOMMUNICATIONS SERVICES


7. DIRECTORY DISTRIBUTION - Distribution of the incumbent primary White Pages and primary Yellow Pages directories to each Customer is done at the same time and on the same basis that the incumbent local exchange service provider distributes directories to its end-users.***


8. LIDB MANAGEMENT - Provided, as necessary and if available, as part of the Service and is included in the rates quoted.

9. CARE MANAGEMENT - Provided, as necessary and if available, as part of the Service and is included in the rates quoted.

10. CLEC TO CLEC TRUNKING - Provided, as necessary and if available, as part of the Service and is included in the rates quoted.

11. CLEC TO ICO TRUNKING - Provided, as necessary and if available, as part of the Service and is included in the DN rate quoted.

12. CHOKE POINT TRUNKING - Provided, as necessary and if available, as part of the Service at no additional charge to the Reseller.

13. IXC MEET POINT TRUNKING - Provided, as necessary and if available, as part of the Service at no additional charge to the Reseller.

14. INTERCEPT AND REFERRAL ANNOUNCEMENTS - When a Customer changes its service provider from Reseller to another provider, and does not retain its original number, TCG shall provide a Referral Announcement on the abandoned telephone number which provides details on the Customer's new number or provide other appropriate information to the extent known. Appropriate Intercept Announcements indicating a temporary out-of-service condition on a Customer's line or the disconnection of a Customer shall also be provided by TCG as required. Here are the charges for Intercept and Referral Announcements:


       UP to THREE MONTHS - 90 DAYS              ***
       UP to TWELVE MONTHS - ONE YEAR            ***

VII.   OTHER NETWORK FACILITIES OR ELEMENTS

As provided for in this Agreement, Reseller and TCG may designate in a Service Supplement that TCG will be the provider of certain network facilities, elements or services which are the responsibility of the Reseller. In such case(s), the cost of such shall be billed to the Reseller.


(MATERIAL DENOTED BY *** HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIALITY)

                  CUSTOMIZED SERVICES AGREEMENT  Date: 5/29/98
                             BETWEEN TCG AND OPTEL
       SCHEDULE D-8 (INDIANAPOLIS) PRICE ELEMENTS AND RATES FOR SWITCHED
                          TELECOMMUNICATIONS SERVICES


Described below is such a service which may be provided by TCG at the request of the Reseller.

Transport from Point of Demarcation to MDU Premises - TCG will provision such transport as Resale Services (i.e. Type II) and bill Reseller on a monthly basis for those facilities. This will be agreed upon by both parties and requested in writing by the Reseller in advance of TCG order placement, if and when such services are required.

Building of Type One Access to Avoid Type Two Recurring Costs - TCG will build such Type One transport and bill Reseller for those facilities. 1) The request for a price quote for such will be put in writing by the Reseller, 2) the price for such will be identified in advance by TCG, 3) provided to the Reseller, 4) agreed upon by both parties, 5) and approved in writing by the Reseller in advance when such services are required.

VIII.     MINUTE OF USE RATES

The rates for the TCG switched services are as follows:

---------------------------------------------------------------------------------------------------------
 MARKET        DESCRIPTION         LOCAL          LOCAL          EAM            EAM            INTRALATA
                                DESCRIPTION      RATE PER    DESCRIPTION      RATE PER         RATE PER
                                                   MOU                          MOU              MOU
---------------------------------------------------------------------------------------------------------
Indianapolis       ***              ***            ***           ***            ***              ***
---------------------------------------------------------------------------------------------------------

IX.  CUSTOMER SERVICE CENTER CALLS/TROUBLE CALLS - The rates are as follows:

---------------------------------------------------------------------------------------------
                     TYPE CALL                                                  PRICE
---------------------------------------------------------------------------------------------
Troubles found to be TCG switch or network troubles.                             ***
---------------------------------------------------------------------------------------------
Troubles found to be Reseller's troubles (beyond the                             ***
Demarcation Point).
---------------------------------------------------------------------------------------------
General Service Inquiry Calls                                                    ***
---------------------------------------------------------------------------------------------

X.   PRICING PROGRAMS

1. Feature Discount Pricing Program ***

(MATERIAL DENOTED BY *** HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIALITY)

                  CUSTOMIZED SERVICES AGREEMENT  Date: 5/29/98
                             BETWEEN TCG AND OPTEL
       SCHEDULE D-8 (INDIANAPOLIS) PRICE ELEMENTS AND RATES FOR SWITCHEDF
                          TELECOMMUNICATIONS SERVICES


***



2.  Quick Start Pricing Program***

XI.  OTHER

Summary of Key Assumptions - All recurring rates, non-recurring rates, per event rates and prices to be developed through quotations are base on the following assumptions:

1) Reseller provides the DLC. The DLC meets TCG standards and interconnection guidelines.

2) Reseller is responsible for providing, manages the implementation and maintains all on-site wiring. This includes any and all required wiring or rewiring for interconnection services from the DLC to the existing house wiring, and any and all on-campus distribution wiring to and from the telecom room to multiple buildings within the MDU complex.

3) Reseller pays for the Type Two recurring monthly costs, one time non-recurring costs, and early termination costs.





(MATERIAL DENOTED BY *** HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIALITY)

                  CUSTOMIZED SERVICES AGREEMENT  Date: 5/29/98
                             BETWEEN TCG AND OPTEL
         SCHEDULE D-9 (SAN DIEGO) PRICE ELEMENTS AND RATES FOR SWITCHED
                          TELECOMMUNICATIONS SERVICES

     I. ORDER ENTRY, PROVISIONING AND MOVES, ADDS AND CHANGES (MAC)- The one time, non-recurring charge (NRC) for Directory Number (DN) provisioning, Move/Add/Change (MAC) work and Primary Interchange Carrier (PIC) charges are:

         ITEM                                                 PRICE
         ----                                                 -----
          1. DN Order Entry and Provisioning for each DN       ***
          2. Additional DNs installed concurrent with 1st DN
                 for one end-user                              ***
          3. DN changes pertaining to "temporary
                 disconnect" or "warm line" service            ***
          4. MAC Order Entry and Translations per DN           ***
          5. PIC Order Entry, Changes and Translations per DN  ***
                 Multiple MAC or PIC changes on the same DN
                 included on the same service order are
                 treated as a single charge.

     II. LOCAL BASIC SERVICE - Local Basic Service includes the service elements in Schedule A, Section II. There is a fixed monthly recurring charge (MRC) for each DN in service. The MRC per DN is: ***

     III. BASIC CALLING FEATURES                               PRICE
          ----------------------                               -----
          1. CALL FORWARDING BUSY                               ***
          2. CALL FORWARDING DON'T ANSWER                       ***
          3. CALL FORWARDING VARIABLE                           ***
          4. CALL FORWARDING BUSY FOR VOICE MAIL                ***
          5. CALL FORWARDING DON'T ANSWER FOR VOICE MAIL        ***
          6. CALL FORWARDING ON CALL WAITING FOR VOICE MAIL     ***
          7. CALL WAITING                                       ***
          8. CANCEL CALL WAITING(*70)                           ***
          9. SPEED CALLING - 8 NUMBERS                          ***
          10. SPEED CALLING - 30 NUMBERS                        ***
          11. MULTI DISTINCTIVE RINGING                         ***
          12. THREE WAY CALLING                                 ***
          13. STUTTER DIAL TONE FOR VOICE MAIL                  ***
          14. VISUAL MESSAGE WAITING FOR VOICE MAIL             ***

     IV. ENHANCED CALLING FEATURES
         -------------------------


(MATERIAL DENOTED BY *** HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIALITY)

                  CUSTOMIZED SERVICES AGREEMENT  Date: 5/29/98
                             BETWEEN TCG AND OPTEL
         SCHEDULE D-9 (SAN DIEGO) PRICE ELEMENTS AND RATES FOR SWITCHED
                          TELECOMMUNICATIONS SERVICES


     1.  RETURN CALL(*69)                                             ***
     2.  CALLING NUMBER DELIVERY(Caller ID)                           ***
     3.  CALLING NUMBER DELIVERY BLOCK(Caller ID Block)(*67)          ***
     4.  CUSTOMER ORIGINATED CALL TRACE(*57)                          ***
     5.  LINE BLOCK(*82)                                              ***
     6.  REPEAT DIALING(*66)                                          ***
     7.  SELECTIVE CALL ACCEPTANCE                                    ***
     8.  SELECTIVE CALL FORWARDING(*63)                               ***
     9.  SELECTIVE CALL REJECTION(*60)                                ***
     10. SELECTIVE DISTINCTIVE ALERT(*61)                             ***
     11. RETURN CALL, 2nd LVL ACTVTN                                  ***
     12. CALLING NAME DELIVERY                                        ***
     13. CALL WAITING I.D. AFTER CALL WAITING                         ***
     14. LINE UNBLOCK(*82)                                            ***
     15. LONG DISTANCE ALERT(*49)                                     ***
     16. NON-RETURN OF PRIVATE CALLS                                  ***
     17. REMOTE ACTIVATION OF CALL FORWARDING                         ***
     18. UNIDENTIFIED CALL REJECTION                                  ***

V.   VALUE ADDED CALLING FEATURES

     1.  VOICE MAIL - "Basic Call Answering" - COS 100                ***
     2.  VOICE MAIL - "Extended Call Answering" - COS 200             ***
     3.  VOICE MAIL - "Deluxe Call Answering" - COS 300               ***
     4.  VOICE MAIL - "Deluxe Multi Call Answering" - COS 400         ***

     INTERIM NUMBER PORTABILITY-RCF - TCG to ILEC                     ***
     *:1) Due to circumstances beyond TCG's control, Interim Number Portability - A) ILEC to TCG, may require a second Voice Mail box per DN.
     2) Authorization for INP - A) ILEC to TCG via Call Forwarding is to be coordinated and obtained by Reseller.

VI.  ANCILLARY SERVICES/CLEC SERVICES

1. 911/E911 - TCG provides the connection with the 911/E911 Public Safety Answering Points (PSAP) and Telecommunications Relay Services (TRS) via TCG's interconnection. Any surcharge for these services which TCG is required to collect will be billed to Reseller at TCG's cost. Reseller agrees to collect any required surcharges from its customers and remit those funds to the appropriate parties such as regulated county organizations responsible for 911 management. The charge(s) for 911/E911 Services will be limited to the NRC's set forth in the companion "911 Obligation Agreement" attached hereto at Schedule F.
2. OPERATOR ASSISTANCE - All calls requiring Operator assistance will be billed as follows:

     1.  Calling Card                                                 ***
     2.  Collect                                                      ***


(MATERIAL DENOTED BY *** HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIALITY)

                  CUSTOMIZED SERVICES AGREEMENT  Date: 5/29/98
                             BETWEEN TCG AND OPTEL
         SCHEDULE D-9 (SAN DIEGO) PRICE ELEMENTS AND RATES FOR SWITCHED
                          TELECOMMUNICATIONS SERVICES



         3.  Person to Person                     ***
         4.  3rd Party Billed to Calls            ***
         5.  Busy Line Interrupt (BLI)            ***
         6.  Busy Line Verify (BLV)               ***
         7.  Call Trace                           ***



3. DIRECTORY ASSISTANCE - All Directory Assistance calls will be billed as follows:

     1.  Local DA, 555-1212, 411 and 1+411        ***
     2.  DA - Call Completion                     ***



4. PRIVATE BRANDING OF OPERATOR AND DIRECTORY ASSISTANCE if available at the following rates:

              -----------------------------------
              Service                     Pricing
              -----------------------------------
              Operator                      ***
              Assistance
              -----------------------------------
              Directory                     ***
              Assistance
              -----------------------------------

5. DIRECTORY LISTINGS - Directory Listings for White Pages are provided by the ILEC Directory entity. *** Yellow Pages listings are not included in residential services and must be arranged separately by the end user with the Yellow Pages entity.

6. DIRECTORY LISTING COORDINATION SERVICES - TCG offers White Pages Directory Listing coordination services to the Reseller. *** If the Reseller chooses to have TCG provide such services, TCG shall use best efforts to ensure the delivery of the following Directory Listing Coordination Services, where such services are requested by Reseller from TCG, and/or where the incumbent local exchange company refuses to interface directly with Reseller for such services:

         i. NXX codes utilized by Customers are included in the general reference portions of the relevant incumbent local exchange company's directory, along with the incumbent local exchange company's own NXX codes;

         ii. Reseller installation, repair, customer service and other essential service-oriented information is included in the incumbent local exchange company's "Customer Guide" or comparable section of the applicable White Pages directory.

         iii. Reseller receives adequate notice of any directory close dates and publishing dates.

         Directory Listing Coordination Services            ***


(MATERIAL DENOTED BY *** HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIALITY)

                  CUSTOMIZED SERVICES AGREEMENT  Date: 5/29/98
                             BETWEEN TCG AND OPTEL
         SCHEDULE D-9 (SAN DIEGO) PRICE ELEMENTS AND RATES FOR SWITCHED
                          TELECOMMUNICATIONS SERVICES


7. DIRECTORY DISTRIBUTION - Distribution of the incumbent primary White Pages and primary Yellow Pages directories to each Customer is done at the same time and on the same basis that the incumbent local exchange service provider distributes directories to its end-users.***


8. LIDB MANAGEMENT - Provided, as necessary and if available, as part of the Service and is included in the rates quoted.

9. CARE MANAGEMENT - Provided, as necessary and if available, as part of the Service and is included in the rates quoted.

10. CLEC TO CLEC TRUNKING - Provided, as necessary and if available, as part of the Service and is included in the rates quoted.

11. CLEC TO ICO TRUNKING - Provided, as necessary and if available, as part of the Service and is included in the DN rate quoted.

12. CHOKE POINT TRUNKING - Provided, as necessary and if available, as part of the Service at no additional charge to the Reseller.

13. IXC MEET POINT TRUNKING - Provided, as necessary and if available, as part of the Service at no additional charge to the Reseller.

14. INTERCEPT AND REFERRAL ANNOUNCEMENTS - When a Customer changes its service provider from Reseller to another provider, and does not retain its original number, TCG shall provide a Referral Announcement on the abandoned telephone number which provides details on the Customer's new number or provide other appropriate information to the extent known. Appropriate Intercept Announcements indicating a temporary out-of-service condition on a Customer's line or the disconnection of a Customer shall also be provided by TCG as required. Here are the charges for Intercept and Referral Announcements:


       UP to THREE MONTHS - 90 DAYS              ***
       UP to TWELVE MONTHS - ONE YEAR            ***

VII.   OTHER NETWORK FACILITIES OR ELEMENTS

As provided for in this Agreement, Reseller and TCG may designate in a Service Supplement that TCG will be the provider of certain network facilities, elements or services which are the responsibility of the Reseller. In such case(s), the cost of such shall be billed to the Reseller.


(MATERIAL DENOTED BY *** HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIALITY)

                  CUSTOMIZED SERVICES AGREEMENT  Date: 5/29/98
                             BETWEEN TCG AND OPTEL
         SCHEDULE D-9 (SAN DIEGO) PRICE ELEMENTS AND RATES FOR SWITCHED
                          TELECOMMUNICATIONS SERVICES

Described below is such a service which may be provided by TCG at the request of the Reseller.

Transport from Point of Demarcation to MDU Premises - TCG will provision such transport as Resale Services (i.e. Type II) and bill Reseller on a monthly basis for those facilities. This will be agreed upon by both parties and requested in writing by the Reseller in advance of TCG order placement, if and when such services are required.

Building of Type One Access to Avoid Type Two Recurring Costs - TCG will build such Type One transport and bill Reseller for those facilities. 1) The request for a price quote for such will be put in writing by the Reseller, 2) the price for such will be identified in advance by TCG, 3) provided to the Reseller, 4) agreed upon by both parties, 5) and approved in writing by the Reseller in advance when such services are required.

VIII.     MINUTE OF USE RATES

The rates for the TCG switched services are as follows:

---------------------------------------------------------------------------------------------------------
 MARKET        DESCRIPTION         LOCAL          LOCAL          EAM            EAM            INTRALATA
                                DESCRIPTION      RATE PER    DESCRIPTION      RATE PER         RATE PER
                                                   MOU                          MOU              MOU
---------------------------------------------------------------------------------------------------------
  San              ***              ***            ***           ***            ***              ***
Diego
---------------------------------------------------------------------------------------------------------

IX.  CUSTOMER SERVICE CENTER CALLS/TROUBLE CALLS - The rates are as follows:

---------------------------------------------------------------------------------------------
                     TYPE CALL                                                  PRICE
---------------------------------------------------------------------------------------------
Troubles found to be TCG switch or network troubles.                             ***
---------------------------------------------------------------------------------------------
Troubles found to be Reseller's troubles (beyond the                             ***
Demarcation Point).
---------------------------------------------------------------------------------------------
General Service Inquiry Calls                                                    ***
---------------------------------------------------------------------------------------------

X.   PRICING PROGRAMS

1. Feature Discount Pricing Program ***


(MATERIAL DENOTED BY *** HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIALITY)

              CUSTOMIZED SERVICES AGREEMENT  Date: 5/29/98
                             BETWEEN TCG AND OPTEL
         SCHEDULE D-9 (SAN DIEGO) PRICE ELEMENTS AND RATES FOR SWITCHED
                          TELECOMMUNICATIONS SERVICES


***


2.  Quick Start Pricing Program***

XI.  OTHER

Summary of Key Assumptions - All recurring rates, non-recurring rates, per event rates and prices to be developed through quotations are base on the following assumptions:

1) Reseller provides the DLC. The DLC meets TCG standards and interconnection guidelines.

2) Reseller is responsible for providing, manages the implementation and maintains all on-site wiring. This includes any and all required wiring or rewiring for interconnection services from the DLC to the existing house wiring, and any and all on-campus distribution wiring to and from the telecom room to multiple buildings within the MDU complex.

3) Reseller pays for the Type Two recurring monthly costs, one time non-recurring costs, and early termination costs.


(MATERIAL DENOTED BY *** HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIALITY)